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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Protective Life Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Protective Life Corporation Post Office Box 2606 Birmingham, Alabama 35202 205-268-1000

April 11, 2012

Dear Share Owners:

        It is my pleasure to invite you to Protective's annual meeting of share owners. We will hold the meeting at our home office on Monday, May 14, 2012 at 10:00 a.m., Central Time. Our home office is located at the Protective Center, 2801 Highway 280 South, Birmingham, Alabama 35223. At this meeting, we will consider the matters described in the proxy statement and review the major developments since our last share owners' meeting.

        This booklet includes the notice of annual meeting and our proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about Protective. Our 2011 Annual Report to Share Owners is also enclosed.

        Your vote is important to us, no matter how many shares you own. You may vote on the Internet, by telephone or by using a traditional proxy card. If you attend the meeting and prefer to vote in person, you may do so even if you have previously voted your proxy.

        We look forward to your participation.

Sincerely yours,

JOHN D. JOHNS Chairman of the Board, President and Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

The 2012 Notice and Proxy Statement and 2011 Annual Report are available at www.ProxyVote.com.

Dear Share Owners:

        The 2012 Annual Meeting of Share Owners of Protective Life Corporation will be held as follows:

Date:	Monday, May 14, 2012
Time:	10:00 a.m. Central Time
Place:	Protective Life Corporation Protective Center 2801 Highway 280 South Birmingham, Alabama 35223

        At the annual meeting, we will ask you to:

  •
  elect 14 directors,

  •
  hold an advisory vote on our executive compensation program,

  •
  approve our Annual Incentive Plan,

  •
  approve our Long-Term Incentive Plan,

  •
  ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants, and

  •
  transact any other business that may be properly presented at the meeting.

        You may vote at the annual meeting if you were a share owner of record at the close of business on March 16, 2012.

        The annual meeting may be postponed by an announcement at the meeting, and reconvened at a later time. Any business for which this notice is given may be transacted at the subsequent meeting.

By order of the Board of Directors,

DEBORAH J. LONG Secretary

April 11, 2012

PROXY STATEMENT

        Our Board of Directors is soliciting proxies to be used at our annual meeting of share owners. We will hold the annual meeting on Monday, May 14, 2012, beginning at 10:00 a.m., Central Time, at our home office at 2801 Highway 280 South, Birmingham, Alabama 35223. This proxy statement and the enclosed form of proxy are being mailed to our share owners beginning on or about April 13, 2012.

        "We," "our," "us," "the Company" and "Protective" each refers to Protective Life Corporation. "You" and "your" each refer to our share owners.

ABOUT THE ANNUAL MEETING

What is a proxy?

        A proxy is a person whom you designate to vote your stock. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card.

What is a proxy statement?

        A proxy statement is a document that the Securities and Exchange Commission ("SEC") requires us to give to you when we ask you to sign a proxy card to vote your stock at the annual meeting.

What is the purpose of the annual meeting?

        At our annual meeting, share owners will act on the proposals outlined in the meeting notice. Also, our management will report on our 2011 performance and will respond to appropriate questions from share owners.

What is the record date and what does it mean?

        The record date for the annual meeting is March 16, 2012. Our Board of Directors establishes the record date. Holders of common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the meeting.

How many shares are entitled to vote at the annual meeting?

        On the March 16, 2012 record date, 81,931,581 shares of common stock were outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote on each proposal.

What happens if the meeting is postponed or adjourned?

        The meeting may be postponed or adjourned by an announcement at the meeting. If this happens, the proxies may vote your shares at the subsequent meeting as well, unless you have revoked your voting instructions.

What constitutes a quorum at the meeting?

        The holders of a majority of the outstanding shares of common stock, present in person or represented by proxy at the meeting, will constitute a quorum for transacting business. Abstentions and broker "non-votes" count as "shares present" for determining if there is a quorum.

What is the difference between a share owner "of record" and a "street name" holder?

        If your shares are registered directly in your name with Computershare Limited, our stock transfer agent, you are considered the share owner "of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held in "street name." You have the right to direct your broker or nominee how to vote your shares by following the voting instructions that your broker or nominee provides. If you do not provide your broker or nominee with voting instructions, your broker or nominee will be able to vote your shares with respect to some, but not all, of the proposals. See "What are 'broker non-votes,' and how are they counted?" below for more information.

How do I vote my shares?

        If you are a share owner of record, you can give a proxy to be voted at the meeting either:

  •
  by telephone by calling a toll-free number,
  •
  on the Internet, or
  •
  by mailing the enclosed proxy card.

        We set up the telephone and Internet voting procedures for your convenience. We designed these procedures to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a share owner of record and you would like to vote by telephone or the Internet, please refer to the instructions on the enclosed proxy card. If you wish to vote using a paper format and you return your signed proxy to us before the annual meeting, your shares will be voted as you direct.

        If you hold your shares in street name, your broker or nominee will vote your shares as you direct. You must give your voting instructions in the manner prescribed by your broker or nominee. Depending on the voting process used by your broker or nominee, you may receive Internet voting instructions or a voting instruction card for you to use to direct the broker or nominee how to vote your shares.

        If you have shares of our stock held in our 401(k) and Stock Ownership Plan, you may use an Internet voting process or a voting instruction card to direct the plan trustee how to vote your shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. The trustee may also vote the shares even if you do not give it voting instructions. In this case, the trustee will vote shares for which it does not receive instructions in the same proportion as it votes shares for which it does receive instructions.

What does it mean if I get more than one proxy card?

        If you get more than one proxy card, it means that your shares are registered differently and are in more than one account. Please sign and return all proxy cards to be sure that all of your shares are voted.

Can I vote my shares in person at the meeting?

        Yes. If you are a share owner of record, you may vote your shares at the meeting by completing a ballot at the meeting. However, if you are a street name holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

        Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What matters are being voted on at the meeting?

        The following matters will be voted on at the meeting:

  •
  Proposal 1 – Election of directors.    You may vote for all of the individuals nominated by our Board of Directors, or you may withhold your vote with respect to one or more nominees. See page 5 for more information about Proposal 1.

  •
  Proposal 2 – Advisory vote on executive compensation.    You may vote for or against, or abstain from voting on, this proposal. See page 59 for more information about Proposal 2.

  •
  Proposal 3 – Vote on the Annual Incentive Plan.    You may vote for or against, or abstain from voting on, this proposal. See page 60 for more information about Proposal 3.

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  Proposal 4 – Vote on the Long-Term Incentive Plan.    You may vote for or against, or abstain from voting on, this proposal. See page 62 for more information about Proposal 4.

  •
  Proposal 5 – Ratification of appointment of PricewaterhouseCoopers LLP as our independent accountants.    You may vote for or against, or abstain from voting on, Proposal 5. See page 70 for more information about Proposal 5.

What are the Board's recommendations?

        The Board of Directors recommends a vote:

  •
  FOR electing all nominees for director (Proposal 1),
  •
  FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2),
  •
  FOR the approval of our Annual Incentive Plan (Proposal 3),
  •
  FOR the approval of our Long-Term Incentive Plan (Proposal 4), and
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  FOR ratifying the appointment of PricewaterhouseCoopers LLP as our independent accountants (Proposal 5).

What if I do not specify how I want my shares voted?

        If you sign and return your proxy card but do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, they will be voted in accordance with the recommendation of the Board of Directors as follows:

  •
  FOR electing all nominees for director (Proposal 1),
  •
  FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2),
  •
  FOR the approval of our Annual Incentive Plan (Proposal 3),
  •
  FOR the approval of our Long-Term Incentive Plan (Proposal 4),
  •
  FOR ratifying the appointment of PricewaterhouseCoopers LLP as our independent accountants (Proposal 5).

Can I change my vote?

        Yes. You can revoke your proxy at any time before the vote is taken at the meeting by:

  •
  submitting written notice of revocation to Protective's Secretary;
  •
  submitting another proxy by telephone, on the Internet or by mail that is later dated and, if by mail, that is properly signed; or
  •
  voting in person at the meeting.

What are the voting requirements for a proposal to be approved?

        The affirmative vote of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote on the proposal at the meeting, is required to elect each nominee for director (Proposal 1) and to approve each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

        If you abstain from voting on a proposal, the abstention will have the same effect as a vote "against" that proposal.

What are "broker non-votes," and how are they counted?

        If you hold your shares in street name, your broker or nominee can generally vote only in accordance with your instructions. However, if your broker or nominee has not received your voting instructions within 10 days before the meeting, it can vote on any proposal that is considered "routine" by the New York Stock Exchange ("NYSE"). If the broker or nominee cannot vote on a proposal because it is not routine, there is a "broker non-vote" on that proposal. Broker non-votes are counted for quorum purposes, but do not count as votes entitled to vote on that matter or as votes for or against the proposal.

        We expect that the NYSE will consider Proposal 5 (ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants) to be a routine proposal.

Are there any other matters to be acted upon at the annual meeting?

        We do not know of any other matters to be presented or acted upon at the meeting. Under our Bylaws, an item of business can be brought to a vote at the meeting only if it is specified in the meeting notice, or brought before the meeting by the Board of Directors or by a share owner who has met the notice requirements in the Bylaws. We have not received any such notice from a share owner. If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxies.

Who pays for the proxy solicitation?

        We pay the costs of soliciting proxies. We retain Broadridge Financial Solutions, Inc. to send proxy materials to share owners and to help tally the votes. We expect to pay them a fee of about $5,000 (plus expenses). Some of our employees may also help solicit proxies from time to time. They do not receive any extra or special pay for doing this.

Where can I find the voting results for the meeting?

        The preliminary voting results will be announced at the meeting. After the meeting, we will file the final voting results with the SEC on Form 8-K within the time period required by SEC rules. This form will be accessible through our website, www.protective.com.

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

        The Board of Directors has nominated all of our current directors for re-election at the 2012 annual meeting.

        Our entire Board of Directors, which on May 14, 2012 will consist of 14 directors, will be elected at the annual meeting. Each director will serve until the next annual meeting or until he or she is succeeded by another qualified director who has been elected.

        Each director nominee is now a member of the Board of Directors. Our share owners previously elected each nominee, except for Elaine L. Chao, who was recommended by a non-employee director and by the Corporate Governance and Nominating Committee, and who was elected as a director by the Board of Directors on June 29, 2011.

        The Board has reviewed the external commitments of each of our directors, including their service as directors on other public company boards. In each instance, the Board feels that participation on these public company boards provides the directors with experience and insight that benefit us. The Board concluded that the external commitments of our directors are not excessive and do not negatively impact any director's ability to satisfy the obligations of service on this Board.

        Your shares will be voted as specified on your proxy. If you do not specify how you want your shares voted when you provide your proxy, they will be voted FOR the election of all nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any nominee, then your shares will be voted for that other person. The Board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

        The director nominees provided the following information about themselves as of the date of this proxy statement:

Name	Age	Principal Occupation and Certain Directorships	Protective Director Since
Robert O. Burton	55	President and Chief Executive Officer of Hoar Construction LLC (construction industry). Director of Regions Bank (a wholly-owned subsidiary of Regions Financial Corporation).	2011
Elaine L. Chao	59	Formerly U.S. Secretary of Labor (government). Distinguished Fellow, Heritage Foundation (research and educational institution). Director of Dole Food Company and Wells Fargo & Company.	2011
Thomas L. Hamby	62	Formerly President – AT&T Alabama, a subsidiary of AT&T Inc. (telecommunications); formerly President – Alabama of BellSouth Corporation (acquired by AT&T Inc. in December 2006). Director of Regions Bank (a wholly-owned subsidiary of Regions Financial Corporation).	2004
John D. Johns	60	Chairman of the Board, President and Chief Executive Officer of Protective; formerly its Chief Operating Officer; also a director and/or officer of each principal subsidiary of Protective. Director of Alabama Power Company (a wholly-owned subsidiary of The Southern Company), Regions Financial Corporation and Genuine Parts Company. Formerly director of Alabama National BanCorporation, John H. Harland Company, and National Bank of Commerce of Birmingham.	1997

Name	Age	Principal Occupation and Certain Directorships	Protective Director Since
Vanessa Leonard	51	Vanessa Leonard, Attorney at Law (legal services). Trustee of The University of Alabama System and a member of the Health Care Authority for Baptist Health Board.	2004
Charles D. McCrary	60	President and Chief Executive Officer of Alabama Power Company (public utility and a wholly-owned subsidiary of The Southern Company); Executive Vice President of The Southern Company; President and Director of Southern Electric Generation Company (affiliate of public utility); and President of Alabama Property Company (subsidiary of Alabama Power Company). Director of Alabama Power Company and Regions Financial Corporation. Formerly director of AmSouth Bancorporation.	2005
John J. McMahon, Jr.	69	Chairman of Ligon Industries, LLC (manufacturer of wastewater treatment equipment, aluminum castings and hydraulic cylinders); formerly Chairman of the Executive Committee of McWane, Inc. (pipe and valve manufacturing). Director of ProAssurance Corporation and National Bank of Commerce. Formerly director of Alabama National BanCorporation and John H. Harland Company.	1987
Hans H. Miller	59	Strategic advisor to businesses; Chairman and Director of Hwa Hong Corporation, Ltd.(real estate); Director of Tawa PLC (insurance and insurance services); Director of PRO IS, Inc.(consulting and advisory services); Managing Member of Bougainvillea Books LLC (book publisher). Formerly Managing Director-Senior Advisor of Banc of America Securities (investment banking). Formerly President and Chief Executive Officer of the Hartford International Financial Services Group, Inc. and Senior Vice President of The Hartford Financial Services Group, Inc.	2009
Malcolm Portera	66	Former Chancellor of The University of Alabama System (higher education). Director of Alabama Power Company (a wholly-owned subsidiary of The Southern Company). Formerly director of Regions Financial Corporation.	2003
C. Dowd Ritter	64	Formerly Chairman, Chief Executive Officer and President of Regions Financial Corporation (bank holding company); formerly Chairman, Chief Executive Officer and President of Regions Bank (banking and financial services); formerly Chairman of the Board, President and Chief Executive Officer of AmSouth Bancorporation and of AmSouth Bank (acquired by Regions Financial Corporation in November 2006). Director of Alabama Power Company (a wholly-owned subsidiary of The Southern Company). Formerly director of Regions Financial Corporation, Regions Bank, AmSouth Bancorporation and AmSouth Bank.	2005

Name	Age	Principal Occupation and Certain Directorships	Protective Director Since
Jesse J. Spikes	61	Senior Counsel with McKenna Long & Aldridge LLP (legal services). Formerly director of John H. Harland Company.	2011
William A. Terry	54	Principal, Chief Compliance Officer and Corporate Secretary of Highland Associates, Inc. (SEC registered investment advisor); Member of Highland Strategies, LLC (developer and distributor of alternative investment funds); formerly Chairman of the Board, President and Chief Compliance Officer of Highland Information Services, Inc. (registered broker-dealer).	2004
W. Michael Warren, Jr.	64	President and Chief Executive Officer, Children's of Alabama (health services); formerly Chairman of the Board, President and Chief Executive Officer of Energen Corporation (diversified energy holding company). Formerly Director of Energen Corporation.	2001
Vanessa Wilson	53	Chief Financial Officer of Golden Seeds LLC (investments); Formerly Managing Director and an equity research analyst with Deutsche Bank Securities, Inc. (broker-dealer).	2006

        Please see page 13 for more information about our directors.

Board Recommendation

        The Board of Directors unanimously recommends that you vote FOR the election of all 14 director nominees.

CORPORATE GOVERNANCE AND OUR BOARD OF DIRECTORS

Corporate Governance

Corporate Governance Overview

        We have a long history of following corporate governance practices that are in the best interests of our business and our share owners. We comply with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the SEC and the NYSE. We will continue to review modify our policies and practices to address ongoing developments in this area. While many of our corporate governance principles are discussed in other sections of this proxy statement, some of the highlights are:

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  Annual election of directors.  Our directors are elected annually for a term of office to expire at the next annual meeting (subject to the election and qualification of their successors).

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  Majority voting.  Our directors are elected if they receive a majority vote of those shares present or represented by proxy and entitled to vote on the election.

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  No stockholder rights plan.  We do not have a stockholder rights plan in effect.

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  Independent Lead Director.  Among other responsibilities, our independent Lead Director chairs meetings of our non-management directors in executive session and acts as a liaison between non-management directors and our management.

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  Independent Board.  Our Board is comprised of all independent directors, except for our Chief Executive Officer.

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  Independent Board Committees.  All members of our Audit, Compensation and Management Succession, and Corporate Governance and Nominating Committees are independent directors, and none of them receive compensation from us other than for service on our Board of Directors or its committees.

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  Informed and involved directors.  Our corporate governance guidelines are designed to provide our directors with the information and opportunity that they need to perform their duties.

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  Committee authority to retain independent advisors.  Each of the Audit, Compensation and Management Succession, and Corporate Governance and Nominating Committees has the authority to retain independent advisors, with all fees and expenses to be paid by Protective.

  •
  Audit Committee policies and procedures.  Under its charter, the Audit Committee's prior approval is required for all audit services and non-audit services to be provided by our independent accountant.

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  Audit Committee financial expertise.  Our Board has determined that Vanessa Wilson, a member of the Audit Committee, is an audit committee financial expert under the rules of the SEC and that all members of the Audit Committee are independent as defined by NYSE listing standards and possess financial expertise. (See our annual report to shareowners for more information.)

  •
  Stock ownership guidelines.  Our non-employee directors are expected to own our stock with a value of at least three times the annual Board cash retainer. Similarly, our officers are also expected to own stock with a value of a stated multiple of their base salary (five times for our chief executive officer). If a director or officer does not own the required amount of stock, they are expected to retain their current stock holdings and any compensation paid in stock until that amount is reached.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines. These Guidelines and our Board

committee charters provide the framework for our governance. Our Corporate Governance and Nominating Committee oversees and reviews the Guidelines at least annually, and recommends any proposed changes to the Board for approval.

Code of Business Conduct

        Our Code of Business Conduct applies to all directors, officers and employees. The Code incorporates a code of ethics that applies to our Chief Executive Officer and to all of our financial officers, including our Chief Financial Officer and our Chief Accounting Officer.

Corporate Website

        Our website has a corporate governance section that contains copies of our principal governance documents. The corporate governance section may be found at www.protective.com under "Investor Relations – Corporate Governance." This section contains the following documents, which are available in print to any share owner who requests a copy in writing to Protective Life Corporation, c/o Corporate Secretary's Office, Box 2606, Birmingham, Alabama 35202:

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  Corporate Governance Guidelines;
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  Code of Business Conduct;
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  Audit Committee Charter;
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  Compensation and Management Succession Committee Charter;
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  Corporate Governance and Nominating Committee Charter; and
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  Finance and Investments Committee Charter.

Communications with Directors.

        Share owners and other interested parties may send communications to the Board, the Lead Director, the non-management directors as a group, or any specific director by mailing the communication to the Board of Directors, c/o Secretary, Protective Life Corporation, P.O. Box 2606, Birmingham, Alabama 35202. Protective's Secretary will forward the correspondence to the Chair of the Corporate Governance and Nominating Committee unless it is addressed to an individual director or a specific group of directors, in which case the correspondence will be forwarded accordingly. The Board has requested that certain items unrelated to its duties be excluded, such as solicitations and advertisements, junk mail, product-related communications, job referral materials such as resumes, and surveys.

Our Board of Directors and Its Committees

Board of Directors

        Our Board oversees our business affairs and monitors the performance of our management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The Board has regular meetings, and has four standing committees to help it carry out its duties.

Board Leadership Structure

        Our Board exercises its responsibilities under the leadership of:

  •
  the Chairman of the Board; and
  •
  the Lead Director.

        Chairman of the Board.    Mr. Johns currently serves as the Chairman of the Board and as our President and Chief Executive Officer. Our Board does not have a fixed policy regarding combining the roles of the Chairman and the Chief Executive Officer, because it wants the flexibility to determine whether the positions should be held by the same person or by separate persons based on the leadership needs of the Board and the Company at any particular time. The Board believes that at this time, having Mr. Johns serve in both roles is the most effective leadership structure for the Board and in the best interests of our share owners and the Company. In making this determination, the Board considered (among other things):

  •
  Mr. Johns' proven leadership ability and knowledge of our business;
  •
  that combining these roles provides clear leadership for the Board and management,

  which facilitates development and execution of our strategic initiatives and business plans;
  •
  that combining these roles demonstrates to our employees, customers, distributors and other stakeholders the Board's confidence in Mr. Johns' leadership;
  •
  the fact that our other 13 directors are all independent under the standards established by the NYSE and the Board and are diligent and active in their service as directors; and
  •
  the effectiveness of our governance structure and processes.

        Lead Director.    The Board has a Lead Director, who is an independent director and who serves as the Chair of the Corporate Governance and Nominating Committee. Mr. McMahon is currently the Lead Director. The Lead Director:

  •
  chairs any Board meeting at which the Chairman of the Board is not present;
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  chairs meetings of the non-management directors; and
  •
  acts as a liaison between the non-management directors and our management.

Board and Committee Meetings; Access to Management and Independent Advisors

        Our corporate governance guidelines are designed to provide our directors with the information and opportunity that they need to perform their duties:

  •
  Agendas for our Board and Committee meetings are set by senior management, based on input and guidance received from the directors.
  •
  We provide the directors with information about matters on the agenda before the Board and Committee meetings, and the directors are expected to review these materials in advance.
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  Each director is free to raise subjects that are not on the meeting agenda.
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  Senior management attends the first part of each meeting, provides reports and additional information about the matters before the Board or Committee, and is available to answer questions.
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  The second part of each meeting is attended only by directors (including Mr. Johns), although selected management members may attend a portion of this part of the meeting to discuss a specific matter; these management members are excused from the meeting after that matter has been covered.
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  Our non-management directors are scheduled to meet in executive session without any management directors in attendance at the end of each regularly scheduled Board meeting. (The non-management directors may also decide to meet in executive session after any special meeting of the Board.) The Lead Director presides at each of these executive sessions.
  •
  Our directors have open access to members of management (including in-house counsel and internal audit and accounting personnel) and to our independent auditors. A director may arrange for meetings or other contacts with these individuals directly or through our Chief Executive Officer.
  •
  The Board and each Committee has the authority to hire such independent outside financial, legal or other advisors, at the Company's expense, as they deem appropriate.

Risk Oversight

        As a part of its general oversight responsibilities, our Board assesses the major risks that we face and reviews the options for mitigating these risks and the processes that we use to monitor and mitigate risks. The Board has delegated to the Finance and Investments Committee (which historically and currently consists of all of our directors) the primary responsibility for reviewing the risks that are inherent in our business and our strategy for understanding and minimizing the consequences of those risks.

        The Board and the Finance and Investments Committee receive regular reports regarding our business, the risks that we face, and our strategies to address these risks from our senior management, including our President and Chief Executive Officer, our Chief Risk Officer, our Chief Accounting, Financial, Investments and Operating Officers, and our General Counsel. The Board also reviews and approves guidelines for our investments. In addition, the other Board committees consider the risks within their areas of responsibility. For example, the Audit Committee considers the effectiveness of our internal controls over our financial reporting, and the Compensation and Management Succession Committee focuses on risks that may be implicated by our executive compensation programs.

        While the Board oversees our risk management, our management is responsible for the day-to-day risk management process. We believe that this division of responsibilities is consistent with good corporate governance principals and is the most effective approach for addressing the risks that we face, and that the leadership structure of our Board effectively guides and supports this approach.

Committees of the Board of Directors

        The four standing committees of the Board are:

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  the Audit Committee,
  •
  the Compensation and Management Succession Committee,
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  the Corporate Governance and Nominating Committee, and
  •
  the Finance and Investments Committee.

        Each committee has a formal written charter, a current copy of which is available on our website (www.protective.com), and reports its actions and recommendations to the Board. Only independent directors serve on the Audit Committee, the Compensation and Management Succession Committee, and the Corporate Governance and Nominating Committee. All of our directors (including Mr. Johns, who is our only management director) serve on the Finance and Investments Committee.

        Audit Committee.    Among other duties, the Audit Committee:

  •
  oversees our financial reporting and control processes on the Board's behalf, including assistance in oversight of the integrity of our financial statements; our compliance with legal requirements; the independence, qualifications and performance of the independent accountants; and the performance of our internal audit function;
  •
  reviews internal controls, systems and procedures, accounting policies, and other matters affecting our financial condition;
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  reviews our annual and quarterly financial statements and financial footnotes with management and the independent accountants;
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  discusses the types of information to be disclosed and the types of presentations to be made in the Company's earnings press releases, earnings guidance and other financial information provided to analysts and rating agencies;
  •
  appoints, evaluates and (if appropriate) terminates the independent accountants, approves all audit engagement fees and terms, and pre-approves all non-audit services; and
  •
  reviews with the independent accountants their audit procedures, management letters, and other significant aspects of their audit.

        Our Board has determined that Vanessa Wilson, a member of our Audit Committee, is an audit committee financial expert under the rules of the SEC and is independent as defined by NYSE listing standards. While Ms. Wilson possesses the attributes of an audit committee financial expert (as defined under the SEC rules), she is not and never has been an accountant or auditor, and this financial expert designation does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the Audit Committee or the Board. (See our annual report to shareowners for more information.)

        The Audit Committee concluded that, during 2011, it satisfied its responsibilities under its charter. The Audit Committee Report is on 70.

        Compensation and Management Succession Committee.    Among other duties, the Compensation and Management Succession Committee:

  •
  reviews and approves our base salary, annual incentive, and long-term incentive compensation practices for our officers and key employees;
  •
  administers annual cash incentive and long-term stock-based incentive programs under our Annual Incentive Plan and Long-Term Incentive Plan; and
  •
  reviews management succession planning with the Chief Executive Officer, and recommends to the Board a successor to the Chief Executive Officer whenever the need to name a successor arises.

        The Compensation and Management Succession Committee concluded that, during 2011, it satisfied its responsibilities under its charter. See pages 24-35 for more information about this Committee.

        Corporate Governance and Nominating Committee.    Among other duties, the Corporate Governance and Nominating Committee:

  •
  reviews and makes recommendations to the Board regarding the Board's composition, including the size of the Board, the mix of inside and outside (independent) directors, and the Board's criteria for selecting new directors;
  •
  reviews the qualifications of candidates for election to the Board and recommends to the Board both new directors and a slate of nominees for election by the share owners at our annual meeting;
  •
  makes recommendations to the Board regarding the compensation of the directors for service on the Board and its committees;
  •
  reviews and makes recommendations to the Board regarding the functions and procedures of the Board and the functions, procedures and membership of its committees (including determining whether requisite expertise is present); and
  •
  reviews the independence of the Directors and reports its conclusions to the Board.

        The Corporate Governance and Nominating Committee concluded that, during 2011, it satisfied its responsibilities under its charter. Also, as provided in its charter, the Corporate Governance and Nominating Committee concluded that, during 2011, the Finance and Investments Committee had satisfied its responsibilities under its charter.

        Finance and Investments Committee.    Among other duties, the Finance and Investments Committee:

  •
  reviews and acts upon financial and investment matters, including borrowing and lending transactions entered into by Protective and its subsidiaries;
  •
  establishes policies and guidelines for investment of our assets;
  •
  reviews the investment and disposition of our funds; and
  •
  reviews the risks inherent in our business and our strategy for understanding and minimizing the consequences of those risks.

        Committee Memberships.    The following table shows the current membership of each standing committee.

Director	Audit	Comp	Corp Gov	F & I

Burton			X	X
Chao				X
Hamby		X		X
Johns				Chair
Leonard	Chair			X
McCrary			X	X
McMahon			Chair	X
Miller	X			X
Portera			X	X
Ritter		Chair		X
Spikes		X		X
Terry			X	X
Warren	X			X
Wilson	X			X

        Other Committees.    From time to time, the Board appoints other committees to assist it in its responsibilities (such as committees to determine the price and terms of securities offerings or significant transactions).

Meetings and Meeting Attendance

        The Board and its standing committees held the following number of regular and special meetings during 2011:

# Meetings

Board of Directors	7
Audit Committee	7
Compensation and Management Succession Committee	3
Corporate Governance and Nominating Committee	3
Finance and Investments Committee	3

        Each director attended at least 75% of the combined Board and committee meetings held during the period served by that director in 2011.

        Share Owner Annual Meeting.    Our directors are expected to attend annual meetings of share owners. All directors then serving on our Board attended the 2011 annual meeting.

Board Composition, Nominations and Qualifications

Board Composition and Director Qualifications

        Our Board has adopted policies regarding our directors and the composition of the Board. These policies state that our directors should:

  •
  be non-employees (except for our President and Chief Executive Officer);
  •
  have a background evidencing a high level of knowledge, experience, judgment, education, character, dedication and achievement;
  •
  possess high personal and professional ethics, integrity and values;
  •
  have an inquisitive and objective perspective, practical wisdom and mature judgment;
  •
  be willing to devote sufficient time and energy to Protective's business;
  •
  be share owners as provided in our Bylaws and our Corporate Governance Guidelines;
  •
  collectively bring a diversity of backgrounds and experiences to the Board; and
  •
  be committed to representing the long-term interests of our share owners.

        Our Corporate Governance and Nominating Committee and the Board consider these factors (as well as other pertinent information, such as the experience and tenure of each director, the size of the Board and the Board's retirement policy) in evaluating the Board and nominees for the Board. The Corporate Governance and Nominating Committee evaluates the effectiveness of this policy by monitoring the effectiveness of our Board and committee meetings (including the effectiveness of reports made by management, the preparation and participation of the directors in the meetings, and the interaction and communication between the directors and management).

Director Nominations

        The Corporate Governance and Nominating Committee considers recommendations for director nominees from directors and share owners. Share owners should submit recommendations in writing to the Corporate Governance and Nominating Committee, c/o Secretary, Protective Life Corporation, P.O. Box 2606, Birmingham, Alabama 35202. Please include relevant information about the potential nominee (including name, address, telephone numbers, and a brief description of the individual's background and experience). Each individual recommended will be evaluated in light of the criteria described above.

Qualification of Directors

        The following summarizes some of the key experiences, qualifications, education and other attributes of our directors:

        Robert O. Burton.    Mr. Burton is the President and Chief Executive Officer of Hoar Construction LLC, a construction company with projects in the retail, heavy civil, commercial, healthcare, institutional and hospitality markets. Mr. Burton grew up in the construction industry, spending his summers working at the company from the time he was thirteen. After joining the company full time, Mr. Burton quickly moved through the ranks, progressing from his college co-op days to his present capacity. Mr. Burton serves on the Board of Directors of Regions Bank and on the board and Executive Committee of American Contractors Insurance Group, a private company categorized under Workers' Compensation Insurance. Mr. Burton serves as a director for the Lakeshore Foundation and is a past member of the boards of the National Multiple Sclerosis Society, the Birmingham Zoo and the Baptist Health Foundation. Mr. Burton's community involvement also includes the Birmingham Business Alliance, the Monday Morning Quarterback Club, and the Kiwanis Club of Birmingham. Mr. Burton received an undergraduate degree in Building Construction from Auburn University. We believe that Mr. Burton's skills that have led to the expansion of the Hoar Construction through the addition of a Healthcare Division, a Program Management Division and opening offices in Houston, Orlando and Nashville, his leadership in the community and his seasoned business judgment are valuable to our Board of Directors.

        Elaine L. Chao.    Secretary Chao served as the 24th Secretary of the United States Department of Labor from 2001 until 2009. She is a Distinguished Fellow at the Heritage Foundation, and a contributor to Fox News and Time Opinion Online. Prior to leading the Department of Labor, Secretary Chao was President and Chief Executive Officer of United Way of America, Director of the Peace Corps, Deputy Secretary of the Department of Transportation and Chairman of the Federal Maritime Commission. She was a banker with Bank of America and Citicorp. She currently serves on the Board of Directors of Dole Food Company and Wells Fargo & Company. Secretary Chao previously served on the Company's Board of Directors from 1997-2000. Other directorships prior to her return to government service in 2011 included: NASD, Inc.; Northwest Airlines; HCA Healthcare Company; and Raymond James Financial. Secretary Chao received her Master in Business Administration from Harvard Business School and a degree in economics from Mount Holyoke College. We believe that Secretary Chao's executive skills and experience as a leader in the private, public and non-profit sectors, along with her seasoned business judgment, are valuable to the Company's Board of Directors.

        Thomas L. Hamby.    Mr. Hamby is retired from AT&T, Inc. (formerly BellSouth Corporation), where he held the office of President-Alabama. Mr. Hamby joined BellSouth in 1971 and held various positions of increasing responsibility within the company, including Director of Federal Regulatory Matters in Washington, DC, Vice President of Product Management for the Company and Vice President/Regulatory-Georgia. He was appointed President-Alabama in December 1999, and President-Alabama, AT&T in January 2007. As President-Alabama, Mr. Hamby led a successful effort to introduce and pass legislation to deregulate the company's operations and allow development of a more competitive marketplace. Mr. Hamby is a member of Region Bank's Birmingham Advisory Board. Mr. Hamby has served as Chairman of the Business Council of Alabama, Chairman of the Board of the Metropolitan Development Board, Chairman of the Birmingham Area Chamber of Commerce, Chairman of the Board of the Greater Alabama Council Boy Scouts of America, Treasurer of the Birmingham Civil Rights Institute, Chairman of the Governor's Task Force on Education, and previously served for six years as the Chairman of the Board of Trustees of the Birmingham Museum of Art. He currently serves on the Board of the Alabama Georgia Land Trust. Mr. Hamby holds an undergraduate degree in agricultural engineering from the University of Georgia and is actively involved in beef production on the Hamby Farm in Georgia. We believe that Mr. Hamby's skills and experience as a senior executive of AT&T in the telecommunications industry, which during his tenure transitioned from being heavily regulated to becoming highly competitive, and as a leader in other business and civic organizations, along with his seasoned business judgment, are valuable to our Board of Directors.

        John D. Johns.    Mr. Johns joined Protective in October 1993 as Executive Vice President and Chief Financial Officer. In August 1996, Mr. Johns became President and Chief Operating Officer; in

January 2002, he became President and Chief Executive Officer; and in January 2003, he became Chairman, President and Chief Executive Officer. Before joining Protective, Mr. Johns was Executive Vice President and General Counsel of Sonat Inc. Prior to joining Sonat, Mr. Johns was an attorney in private practice, focusing on commercial and financing transactions and the financial services industry. Mr. Johns is on the Board of Directors of Alabama Power Company (a wholly-owned subsidiary of The Southern Company, whose stock is traded on the NYSE), Regions Financial Corporation and Genuine Parts Company; he is a trustee of Birmingham-Southern College and the Altamont School; he is on the Board of Directors of the American Council of Life Insurers, the Birmingham Civil Rights Institute, and the Economic Development Partnership of Alabama; and he currently serves on the Executive Committee of the Board of Directors for the Financial Services Roundtable, is the Chairman of the Board for the Birmingham Business Alliance and is the Chairman Elect Designate to the American Council of Life Insurers' Board of Directors. He has previously served in a leadership role in the Business Council of Alabama, other financial services industry associations and civic and educational organizations. Mr. Johns received an undergraduate degree from the University of Alabama and a Master of Business Administration and a Juris Doctorate degree from Harvard University. We believe that Mr. Johns' background in the practice of law, his skills and experience as a senior executive of the Company and Sonat and as a leader in other business, civic, educational and charitable organizations, his knowledge and experience as a leader in the life insurance industry, along with his long-standing knowledge of the Company and his seasoned business judgment, are valuable to our Board of Directors.

        Vanessa Leonard.    Ms. Leonard is a practicing attorney and provides consulting services for not-for-profit organizations, primarily in the areas of management, legal and organizational behavior. She was previously a senior consultant and manager with KPMG, Higher Education Consulting, Southeast Market in Washington, D.C. and Atlanta, Georgia, and a financial analyst for Emory University in Atlanta, Georgia. In her consulting and analyst roles, Ms. Leonard focused on management accounting matters (primarily governmental compliance and indirect cost accounting) for higher education institutions. Ms. Leonard is a member of the Board of Trustees of the University of Alabama, where she chairs its Audit Committee and serves on its Finance, Compensation and Investment Committees. Ms. Leonard is also a member of the Health Care Authority for Baptist Health Board. Ms. Leonard served on the Governor's Task Force to Strengthen Alabama's Families and previously served on the Board of the United Way for the Lake Martin area in Alabama. Ms. Leonard received an undergraduate degree in Health Care Management from the University of Alabama, a Master of Business Administration from the University of Mississippi and a Juris Doctorate degree from the University of Alabama School of Law. The Company believes that Ms. Leonard's experience as an attorney and her management accounting experience and skills in the field of accounting and compliance with complicated regulations for large, complex organizations, as well as her leadership roles in civic and not-for-profit organizations, are valuable to the Company's Board of Directors.

        Charles D. McCrary.    Mr. McCrary is President and Chief Executive Officer of Alabama Power Company, an electric utility company that is wholly owned by The Southern Company (a corporation whose stock is traded on the NYSE). Mr. McCrary joined Alabama Power while in college and has held various positions of increasing responsibility within Southern Company. He served as Vice President for Southern Nuclear Operating Company and later held the positions of President of Southern Company Generation, Chief Production Officer of Southern Company and President of Southern Power Company. Mr. McCrary serves as Chairman of the Economic Development Partnership of Alabama. He serves on the boards of Regions Financial Corporation, Mercedes-Benz U.S. International, Inc., Children's Health System and Auburn University as well as various civic organizations. He is also a member of the State of Alabama Engineering Hall of Fame. Mr. McCrary received an undergraduate degree in mechanical engineering from Auburn University and a Juris Doctorate degree from Birmingham School of Law. We believe that Mr. McCrary's skills and experience as a senior executive of Alabama Power Company, a large and highly regulated electric utility company, and as a leader in other business, civic, not-for-profit and educational organizations, along with his seasoned business judgment, are valuable to our Board of Directors.

        John J. McMahon, Jr.    Mr. McMahon is Chairman of Ligon Industries, LLC. Previously, Mr. McMahon was a lawyer in private practice in

Birmingham, Alabama, before spending 25 years with McWane, Inc., a privately held manufacturing company with international operations having over 20 plants and over one billion dollars in sales. During his career at McWane, Inc., Mr. McMahon held numerous management positions, including President and Chairman of the Board, and negotiated over 25 acquisitions ranging from publicly held companies to small privately held companies. Mr. McMahon serves or has served as a director of publicly held companies as well as other public and private companies, including ProAssurance Corporation, National Bank of Commerce, Alabama National Bancorporation, John H. Harland Company, and Cooper/T. Smith Company. He is on the Board of Trustees for the University of Alabama and Birmingham-Southern College. He also has been a director or trustee of the Birmingham Airport Authority and the University of Alabama at Birmingham Health System. Mr. McMahon received his undergraduate degree from Birmingham-Southern College and a Juris Doctorate degree from the University of Alabama School of Law. We believe that Mr. McMahon's background as a lawyer in private practice, his skills and his long experience as a senior executive of McWane and Ligon Industries and as a leader in other business, civic, educational, and not-for-profit organizations, his long-standing knowledge and the financial services industry and his seasoned business judgment, are valuable to our Board of Directors.

        Hans Miller.    Mr. Miller is an advisor to financial and non-financial institutions globally, particularly in the areas of acquisitions and strategy. Mr. Miller's career has included extensive multi-national business experience in both operations and corporate finance. Mr. Miller is the Non-Executive Chairman of Hwa Hong Corporation Ltd., Singapore. Previously, he was Managing Director and Senior Advisor with Banc of America Securities LLC, Senior Vice President of The Hartford Financial Services Group, Inc., President and CEO of The Hartford International Financial Services Group, Inc. and Chief Operating Officer of Hartford companies in Brussels, Belgium. He is a past chairman of the Committee of American Insurers in Europe and of the International Committee of the American Insurance Association. He was an industry expert to the OECD Insurance Committee in Paris, a member of the US Commerce department's advisory committee ISAC 13, and a past board member of ITT Europe. Mr. Miller has also held leadership roles on the boards of directors of non-profit organizations and is a professional photographer and founder of a publishing company. Mr. Miller received an undergraduate degree in Economics from Carleton College in Northfield, Minnesota, and studied at the Universite de Besancon, Besancon, France and the College of Insurance in New York. We believe that Mr. Miller's extensive background in the insurance industry, both in the U.S. and internationally, as well as his experience as an executive in investment banking and insurance and as a leader in international insurance industry organizations, are valuable to our Board of Directors.

        Malcolm Portera.    Dr. Portera is the former chief executive officer of The University of Alabama System, which is Alabama's largest higher education enterprise. Comprised of doctoral research universities in Tuscaloosa, Birmingham and Huntsville as well as the acclaimed UAB Health System, the UA System budget (including affiliates) exceeds $4.3 billion, with more than 50,000 students, 25,000 employees, and an economic impact surpassing $5.8 billion. Prior to current position at the University of Alabama System, Dr. Portera was the 16th president of Mississippi State University. Prior to that, Dr. Portera held a number of increasingly important positions with the University of Alabama System before leaving in 1996 to launch a successful business development and strategic planning company. Dr. Portera serves on the Board of Directors of Alabama Power Company, where he is a member of its Compensation Committee, and he previously served on the Board of Regions Financial Corporation. He also serves in leadership roles for the Birmingham Business Alliance, the Riley Foundation, Southern Research Institute, the University of Alabama at Birmingham Health System, the West Alabama Chamber of Commerce, the Bryant-Jordan Scholarship Foundation, Operation New Birmingham, the University of Alabama at Birmingham Research Foundation, and the University of Alabama at Huntsville Foundation. He is the former chair of the Council of Presidents of the Southeastern Universities Research Association and Vice Chair of the Alabama Research Alliance. Dr. Portera received undergraduate and master's degrees from Mississippi State University and a Ph.D. from The University of Alabama. We believe that Dr. Portera's background and long experience as a senior executive of The University of Alabama System and Mississippi State University and as a leader in other business, civic, educational and not-for-profit organizations, along with his seasoned business judgment, are valuable to our Board of Directors.

        C. Dowd Ritter.    Mr. Ritter retired as the Chairman and Chief Executive Officer of Regions Financial Corporation and Regions Bank on March 31, 2010 after forty-one years of service with the company. Throughout his career, Mr. Ritter was elected to positions of increasing responsibility including executive vice president of Retail Banking; senior executive vice president of the Trust Division; vice chairman of the Board; president and chief operating officer and then chairman and chief executive officer. Mr. Ritter also serves on the Board of Directors of Alabama Power Company, Board of Trustees of Birmingham-Southern College and chairman emeritus of the Birmingham Business Alliance. Mr. Ritter served as corporate chairman for the Alabama Symphony Orchestra 2010 Maestro's Ball. Mr. Ritter's additional past service to the community includes serving as honorary co-chairman of The New Ronald McDonald House Capital Campaign in 2006, 2009 co-chairman of the 50th Anniversary Campaign for The Community Foundation of Greater Birmingham, 2007 Honorary Chairman of the Multiple Sclerosis Society's Legacy of Leadership Campaign, Birmingham Civil Rights Institute Campaign Steering Committee, the Sixteenth Street Baptist Church Stabilization Steering Committee, chairman of the board of directors and 1993 campaign chairman for the United Way of Central Alabama, and campaign co-chairman for the American Cancer Society's Five Points South Center and Hope Lodge, member of the board of trustees of the Birmingham Museum of Art and Leadership Birmingham, and the board of directors of the Economic Development Partnership of Alabama. Mr. Ritter was named Business Person of the Year in 2006 by the Birmingham Business Journal, CEO of the Year in 1998 by The Birmingham News, and was honored as the 1999 Humanitarian of the Year by the Alabama Chapter of the Arthritis Foundation. Mr. Ritter earned an undergraduate degree in Economics from Birmingham-Southern College in Birmingham, Alabama. He is a graduate of the School of Banking of the South at Louisiana State University, where he has been a past instructor. We believe that Mr. Ritter's experience as a senior executive of large financial institutions, the depth of his exposure to complex financial issues at such large public companies, and his experience as a leader in other business, civic, not-for-profit and educational organizations, along with his seasoned business judgment, are valuable to our Board of Directors.

        Jesse J. Spikes.    Mr. Spikes is Senior Counsel with the Atlanta based law firm, McKenna Long & Aldridge LLP, specializing in corporate, banking, insurance, health care and sports law. Mr. Spikes also works with businesses in the areas of advertising and marketing law, including the negotiation of endorsements and the preparation of licensing agreements. Mr. Spikes has practiced law for more than thirty years. He joined the firm in 1986, became a partner in 1989 and senior counsel in 2010. Mr. Spikes previously served as General Counsel of Atlanta Life Insurance Company and legal advisor for Al Bahrain Arab African Bank. Mr. Spikes has previously served as a director of publicly and privately held companies. Mr. Spikes also serves in leadership roles with Children's Health Care of Atlanta, and has served in leadership roles with Boy Scouts of America and the British-American Conference for Successor Generations. Mr. Spikes received his undergraduate degree in English from Dartmouth College, his undergraduate degree in Philosophy and Politics from University College at Oxford University and his Juris Doctorate degree from Harvard University. We believe that Mr. Spikes' skills and experience as an attorney whose practice concentrated in areas of corporate and insurance law, with particular emphasis on corporate governance and compliance, internal investigations and audits, special board committee representations, corporate finance and mergers and acquisitions and as a leader in other business and civic organizations are valuable to our Board of Directors.

        William A. Terry.    Mr. Terry is one of the founders of Highland Associates, Inc., an investment advisory firm that advises on approximately $15.5 billion of assets (as of December 31, 2010) for not-for-profit health care organizations, foundations, endowments and select individuals. Before starting Highland Associates in 1987, Mr. Terry worked in the Investment Management Consulting Group of Interstate/Johnson Lane Corporation. In addition to Highland Associates, Mr. Terry serves as Chairman of the Executive Board of the Greater Alabama Council of Boy Scouts of America, and as a Trustee of the Nature Conservancy of Alabama. Mr. Terry previously served as a member of the Executive Committee and president for the Mountain Brook City Schools Foundation. Mr. Terry received an undergraduate degree from Davidson College and is a CFA charter holder. The Company believes that Mr. Terry's skills and experience at Highland Associates in the field of investments and as a leader of the firm, and his experience as a leader in civic, educational and not-for-profit organizations, along with his seasoned business judgment, are valuable to the Company's Board of Directors.

        W. Michael Warren, Jr.    Mr. Warren is President and Chief Executive Officer of Children's of Alabama and Children's Hospital, an independent, not-for-profit, free-standing pediatric healthcare center. Prior to joining Children's in January 2008, Mr. Warren was Chairman and CEO of Energen Corporation and its two primary subsidiaries, Alagasco and Energen Resources. Mr. Warren became President of Alagasco in 1984 and held a number of increasingly important positions with Energen before being named President and CEO in February 1997 and Chairman in January 1998. Mr. Warren was a lawyer in private practice in Birmingham, Alabama, before joining Alabama Gas in 1983. Mr. Warren served on the Board of Directors of Energen Corporation until his term expired in April 2010. Mr. Warren has served as chairman of the Business Council of Alabama, the United Way, and Children's of Alabama. He also has been Chairman of the Board of the Metropolitan Development Board, the Alabama Symphony and the American Heart Association. He has chaired the general campaign of the United Way for Central Alabama and the United Negro College Fund. Mr. Warren received an undergraduate degree from Auburn University and a Juris Doctorate degree from Duke University. We believe that Mr. Warren's background as an attorney, his skills and long experience as Chairman and CEO of a highly regulated publicly held utility, his continuing experience as President and CEO of Children's of Alabama, and his experience as a leader in other business, civic, and not-for-profit organizations, along with his seasoned business judgment, are valuable to our Board of Directors.

        Vanessa Wilson.    Ms. Wilson is a finance professional with 25 years of experience on Wall Street and in the insurance industry, with particular expertise in investments, the public markets, and corporate finance. Ms. Wilson is the Chief Financial Officer for Golden Seeds, LLC. Ms. Wilson retired in 2007 from Deutsche Bank Securities, Inc., where she had been a Managing Director and equity research analyst with primary responsibility for the U.S. life insurance industry. She had previously held senior positions in equity research at Credit Suisse First Boston and Donaldson, Lufkin & Jenrette, and she is past-president of the Association of Insurance and Financial Analysts. Ms. Wilson also spent three years in the insurance industry practice of the Investment Banking Division of Credit Suisse. Prior to Credit Suisse, Ms. Wilson worked in the insurance industry with Marsh & McLennan, initially as an insurance broker and then as a property-casualty credit analyst. Ms. Wilson is currently a Managing Director of Golden Seeds, LLC, an angel investor group that provides early stage and private equity capital across all sectors to women entrepreneurs. In addition to her investment activities with Golden Seeds, Ms. Wilson holds a leadership position with responsibilities for investor and entrepreneur education. In this capacity, Ms. Wilson created an entrepreneur training program, which is delivered in partnership with Barnard College's Athena Leadership Lab. Ms. Wilson is also active in her community through various non-profit initiatives. She is a board member and the treasurer of Futures and Options, which connects underserved youth with paid internships and mentoring. As a former trustee of The Ethel Walker School, a secondary school in Connecticut, Ms. Wilson served on the Finance and Audit Committees and was the Chair of the Investment Committee for the endowment. Ms. Wilson is also actively engaged in a variety of financial education initiatives in the New York metro area, and on behalf of The Coalition for Debtor Education, she teaches financial literacy at several non-profits. Ms. Wilson received an undergraduate degree from Amherst College, and a Master of Business Administration from New York University's Stern School of Business. We believe that Ms. Wilson's background, skills, and experience as a senior financial analyst in the life insurance industry and her extensive knowledge of the industry, along with her experience in and leadership roles in civic, not-for-profit and educational organizations, are valuable to our Board of Directors.

Director Independence

Independence Standards

        Our Corporate Governance Guidelines provide that a majority of our directors must meet the criteria for independence required by the NYSE. The Board has adopted categorical independence standards consistent with the NYSE listing guidelines. These standards are contained in Exhibit A to our Corporate Governance Guidelines, found on our website at www.protective.com under "Investor

Relations – Corporate Governance." A director is not considered independent unless the Board has determined that the director has no direct or indirect material relationship with us. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. In determining a director's independence, the Board also observes any other laws and regulations governing us and evaluates any information it has that may impact independence.

        The Board has established certain categories of relationships that do not, in the Board's opinion and absent other circumstances, cause a director to be less than independent. As a result, the Board does not consider the following relationships to be automatic disqualifiers when evaluating the independence of our directors:

  •
  if a family member of the director (other than a spouse, child or child-in-law) is, or has been within the last 3 years, a Protective employee, if the employee is not an executive officer of Protective or an officer with a policy-making role;

  •
  if an immediate family member of the director is either:
  –
  a current employee of our internal or external auditor, if the immediate family member does not participate in the firm's audit, assurance or tax compliance practice; or
  –
  a partner, member or principal of a law firm or other firm that provides non-accounting professional services, if the immediate family member does not derive income directly dependent on the revenues received from us or perform significant work for us;

  •
  if the director or an immediate family member is an officer or director of another company or an organization on whose board any of our present executive officers or other directors sit;

  •
  if the director or an immediate family member is a current executive officer or other employee of another company that either:
  –
  does business with us and the annual sales to, or purchases from, us in any of the last 3 fiscal years were less than 2% of the other company's consolidated gross revenues; or
  –
  is indebted to us, or to which we are indebted, and the total amount of either company's indebtedness to the other is less than 1% of the other company's total consolidated assets; or

  •
  if the director or an immediate family member is an executive officer, director or trustee of a foundation, university or other nonprofit organization that has received from us (including our foundation), during any of the last 3 fiscal years, contributions which did not exceed the greater of                         $1 million or 25% of that organization's annual consolidated gross revenue during that organization's fiscal year.

Review of Director Independence

        The Board conducts an annual review of the independence of all directors. Before the meeting at which this review occurs, each director is asked to supply the Corporate Governance and Nominating Committee and the Board with complete information about the director's relationships with us and with our senior management and their affiliates. Our management provides additional information about transactions, relationships or arrangements between us and the directors or parties related to the directors.

        The Corporate Governance and Nominating Committee reviews this information and makes its own determinations of each director's independence. It reports its findings and the reasons for those findings to the Board, which then makes the final determinations of director independence.

Independence Determinations

        The Corporate Governance and Nominating Committee and the Board have reviewed the independence of our directors, following the procedures outlined above. As part of this review, the Corporate Governance and Nominating Committee and the Board considered the following:

  •
  Mr. McCrary serves as President and Chief Executive Officer of Alabama Power Company; Mr. Johns also serves as a director of Alabama Power Company. Alabama Power Company is a wholly-owned subsidiary of The Southern Company, a corporation whose stock is traded on the NYSE. Among other factors that they considered, our Corporate Governance and Nominating Committee and our Board have been advised that the Board of Directors of The Southern Company (and not the Board of Directors of Alabama Power Company) determines Mr. McCrary's compensation and terms of employment.

  •
  that a limited liability company, established by limited liability companies maintained for the benefit of the families of Mr. Johns and Mr. Terry, owns certain recreational property (a small portion of which is also owned by each of Mr. Johns and Mr. Terry).

        After review and discussion of the information provided to it and the report of the Corporate Governance and Nominating Committee, the Board affirmatively determined that, under the NYSE independence standards, all of our current non-employee directors (Burton, Chao, Hamby, Leonard, McCrary, McMahon, Miller, Portera, Ritter, Spikes, Terry, Warren and Wilson) are independent. Mr. Johns, our Chairman, President and Chief Executive Officer, is our only non-independent director. The Board also determined that all members of the Audit Committee, the Compensation and Management Succession Committee, and the Corporate Governance and Nominating Committee meet the applicable independence requirements.

Compensation Committee Interlocks and Insider Participation

        During 2011, the members of our Compensation and Management Succession Committee were Mr. Ritter (Chairman), Mr. Hamby, Mr. McMahon (until May 9) and Mr. Spikes (after May 9). No interlocking relationship existed during 2011 between any of these individuals and any of our executive officers. In addition, none of these individuals has ever been an officer or employee of ours, or had any relationship for which the SEC requires disclosure.

Related Party Transactions

Related Party Transaction Policy and Procedures

        We review all relationships and transactions in which we and "related parties" (our directors, director nominees, executive officers, and their immediate family members) participate to determine if any related party has a direct or indirect material interest. Our General Counsel's Office is primarily responsible for developing and implementing processes to obtain the necessary information and for determining, based on the facts and circumstances, whether a direct or indirect material interest exists. We disclose any such transactions in our proxy statement, as required by SEC rules.

        If the General Counsel's Office determines that a transaction may require disclosure under SEC rules, the General Counsel's Office will notify:

  •
  the Corporate Governance and Nominating Committee, if the transaction involves one of our directors or director nominees; otherwise,

  •
  the Audit Committee.

        The relevant Board committee will approve or ratify the transaction only if it determines that the transaction is in our best interests. In considering the transaction, the committee will consider all relevant factors, including (as applicable):

  •
  our business rationale for entering into the transaction;

  •
  the alternatives to entering into the transaction;

  •
  whether the transaction is on terms comparable to those that could be obtained in arms-length dealings with an unrelated third party;

  •
  the potential for the transaction to lead to an actual or apparent conflict of interest, and any safeguards imposed to prevent actual or apparent conflicts; and

  •
  the overall fairness of the transaction to us.

Related Party Transactions

        Based on the information available to the General Counsel's Office and to the Board, there have been no transactions between us and any related party since January 1, 2011, nor are any currently proposed, for which disclosure is required under SEC rules.

Director Compensation

        This table has information about the 2011 compensation of our non-employee directors.

Director Compensation Table

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	All other compensation ($) (d)	Total ($) (e)

Robert O. Burton	$62,600	$51,924	$6,824	$121,348
Elaine L. Chao	$45,225	$40,968	$0	$86,193
James S.M. French (1)	$26,900	$0	$0	$26,900
Thomas L. Hamby	$66,500	$51,924	$8,216	$126,640
Vanessa Leonard	$98,000	$51,924	$6,196	$156,120
Charles D. McCrary	$64,700	$51,924	$7,077	$123,701
John J. McMahon, Jr.	$75,100	$51,924	$0	$127,024
Hans H. Miller	$78,000	$51,924	$1,531	$131,455
Malcolm Portera	$72,800	$51,924	$0	$124,724
C. Dowd Ritter	$70,300	$51,924	$7,764	$129,988
Jesse J. Spikes	$70,700	$51,924	$0	$122,624
William A. Terry	$67,700	$51,924	$7,144	$126,768
W. Michael Warren, Jr.	$71,300	$51,924	$7,114	$130,338
Vanessa Wilson	$75,800	$51,924	$0	$127,724

(1)
Mr. French resigned from the Board of Directors on May 9, 2011, in accordance with the mandatory retirement age for directors established in our Bylaws.

Discussion of Director Compensation Table

        We pay director compensation only to directors who are not our employees.

        Column (b) – Fees earned or paid in cash.    The 2011 cash compensation components were:

  Cash Retainer Fees

  •
  Board membership – $12,500 per quarter
  •
  Additional retainer for Audit Committee chair – $5,000 per quarter
  •
  Additional retainer for other Board committee chairs – $1,250 per quarter

        Cash retainers are paid in February, May, August and November.

  Meeting Attendance Fees

  •
  Board meeting (or per day for multi-day meetings):
  –
  out-of-town director in person – $2,600
  –
  out-of-town director by telephone – $1,500
  –
  in-town director – $1,500
  •
  Board committee meeting – $1,200

        For meetings held in Birmingham in 2011, our out-of-town directors were Ms. Chao, Ms. Leonard, Mr. Miller, Dr. Portera, Mr. Spikes and Ms. Wilson.

        Column (c) – Stock awards.    For all directors except for Ms. Chao, the amount in the table reflects the issuance on May 10, 2011, of 2,000 shares of our common stock to each director as an annual stock retainer. This amount is based on the closing price of our stock on that date ($25.96, as adjusted to reflect a pending dividend payment). For Ms. Chao, the amount in the table reflects the issuance on July 15, 2011, of 1,833 shares of our common stock as a pro rata portion of an annual stock retainer. This amount is based on the closing price of our stock on that date ($22.35).

        These grants were made under our Stock Plan for Non-Employee Directors, which is described below.

        Column (d) – All Other Compensation.    If a director's spouse or appropriate guest travels with the director on Company business, we reimburse the director for the associated travel expenses if the spouse's or guest's presence on the trip is deemed necessary or appropriate for the purpose of the trip. If reimbursement of these expenses results in taxable income to the director, we provide the director a payment to cover the taxes that the director is expected to incur with respect to the reimbursement (and the related payment). In some situations, these tax reimbursement payments are paid in the year after the year of the spouse's or guest's trip. The amount of the expense reimbursement and the tax reimbursement payment for each director was: Mr. Burton, $6,824 and $0; Mr. Hamby, $6,799 and $1,417; Ms. Leonard, $6,196 and $0; Mr. McCrary, $6,347 and $730; Mr. Miller, $1,531 and $0; Mr. Ritter, $6,347 and $1,417; Mr. Terry, $6,414 and $730; and Mr. Warren, $7,114 and $0, and is included in the table.

        Stock Plan for Non-Employee Directors.    We believe that director compensation should be tied to your interests as share owners. Therefore, we pay a significant percentage of director compensation in our common stock.

        Each year, the Board of Directors may grant each non-employee director shares of our stock as part of their annual retainer. The maximum grant is 2,000 shares per director per year. Grants are made under our Stock Plan for Non-Employee Directors, which you approved in 2004. We may issue no more than 100,000 shares under the plan before its scheduled May 1, 2014 termination date.

        Deferred Compensation Plan.    Directors may elect to defer their compensation. They may defer cash amounts into a common stock equivalent or an interest-bearing equivalent (earning interest at the 30-day LIBOR rate plus 0.75%). Directors may defer stock compensation only as common stock equivalents. We do not provide any above-market or preferential earnings rates, and do not guarantee that a director's investments in common stock equivalents will make money.

        Amounts deferred into the interest-bearing equivalent are payable in cash. Amounts deferred as common stock equivalents are payable as shares of stock.

        Stock Ownership Guidelines.    Our directors are expected to own our stock (or stock equivalents held under our deferred compensation plan) with a value of at least 3 times the annual retainer. If a director does not own this amount when first elected, the director must retain shares of stock until this level is met.

EXECUTIVE COMPENSATION

Executive Summary

Overview

        The following is brief overview of our executive compensation philosophy and programs. The Compensation Discussion and Analysis and the related tables and disclosures that follow have the complete details.

  •
  Our Compensation and Management Succession Committee, which is composed of only outside independent directors, oversees our executive compensation program. The Compensation Committee engages an independent consultant to help it perform its duties. The Committee chair provides the Board with regular reports of the Committee's actions.
  •
  Our compensation program is designed to attract, motivate, reward, and retain talented executives.
  •
  The key components of our executive compensation program are base salary, cash-based annual incentive awards, and long-term equity-based incentives. In addition, executive officers receive the same benefits as other salaried employees and a few perquisites (such as financial counseling).
  •
  We target our compensation program to provide a compensation opportunity at the median of our peer group. The performance incentive components of the program are designed so above-average performance results in above-median total compensation, and below-average performance results in below-median total compensation.
  •
  We believe in pay-for-performance, which is why a significant portion of the targeted total compensation of our executives is "at risk" – that is, linked to achievement of Company goals, our stock price, or both Company goals and stock price. For example, 81% of the targeted 2011 total compensation for our chief executive officer was "at risk" compensation.
  •
  Our annual cash incentive program is aligned directly to annual Company goals and performance, consistent with our pay-for-performance philosophy. Each executive has an annual incentive opportunity expressed as a percentage of their base pay. The actual amount paid depends on achievement of pre-established objective goals, and can range from 0-200% of the individual's target incentive.
  •
  Long-term equity-based awards (performance share units, restricted stock units, and stock appreciation rights) encourage executives to focus on the Company's long-term success and the creation of stockholder value, and to remain employed with the Company. Executive officers must also comply with our stock ownership guidelines, and may not trade in options in our stock or engage in other speculative transactions.
  •
  The Compensation Committee regularly reviews our executive compensation program and the amounts and types of compensation that our executives receive. This includes, among other things, review of "tally sheets" for each of our named executives (that is, the officers who are named in the Summary Compensation Table in our proxy statement) that provide a detailed description of current pay levels and outstanding annual and long-term incentives.
  •
  We review our compensation programs annually to ensure that they do not create risks that are reasonably likely to have a material adverse effect on us or our share owners.
  •
  All of our executive officers are employed at will, and they have no guarantees of future employment or levels of compensation.

Key Decisions in 2011

        Each year, the Compensation Committee focuses on the goals under our annual incentive program and the terms of our long-term incentives, to ensure that they are aligned with your interests. For 2011, the Committee decided:

  •
  to establish goals under the annual incentive program relating to our operating earnings per share, expense management, and capital deployment; and
  •
  to emphasize improvement in our return on equity, increases in our stock price and the retention of key officers through the grant of performance share units (which earn out over a three year period based on our average return on average equity) and restricted stock units (which vest over four years).

Conclusion

        We continually review our executive compensation program to assure that it achieves the objectives described above. The Compensation Committee and our management believe that our executive compensation program is designed and implemented in your best interests as share owners.

Compensation Discussion and Analysis

Our Compensation Philosophy

        The objectives of our executive compensation program are to:

  •
  attract the most qualified executives,
  •
  motivate them to achieve high levels of performance, and
  •
  retain executives who contribute to our success.

Principles of Our Compensation Program

        To meet these objectives, we design our program to:

  •
  attract, motivate and retain officers who will commit to building long-term share owner value,
  •
  focus officers on key business goals,
  •
  enhance share owner value by rewarding officers for achieving long-term goals,
  •
  take into account market and industry practices and internal pay equity, and
  •
  be communicated effectively, so our officers understand how compensation is linked to performance.

Compensation Committee

        The Compensation and Management Succession Committee of our Board of Directors oversees the compensation program for our officers. The Committee's principal duties include:

  •
  determining the compensation packages of our senior officers,
  •
  setting annual cash incentive opportunities and determining whether the related performance objectives have been achieved,
  •
  granting long-term incentive awards and determining whether any related performance objectives have been achieved, and
  •
  reviewing and discussing senior management performance and management succession plans with our Chief Executive Officer.

The Compensation Consultant

        The Committee engages an independent compensation consultant to help it fulfill its duties. At its November 2010 meeting, the Committee reviewed the services provided by Towers Watson, reviewed its independence and determined that it met the Committee's independence requirements, and engaged Towers Watson to serve as its compensation consultant for the 2011 compensation cycle. As a part of this review, the Committee considered, among other things:

  •
  the fact that the individual consultants who work directly with the Committee are not the relationship managers for any other services that may be provided by affiliates of the consultant, and receive no compensation that is directly related to these other services;
  •
  the consultant's internal codes of conduct, professional standards policies, and quality assurance programs; and
  •
  the nature and cost of any services provided by affiliates of the compensation consultant to other areas of Protective's business.

        Protective pays the compensation consultant's fees (generally on an hourly basis) and expenses as provided in the consultant's written agreement with the Committee. As provided in that agreement and in the Committee's directions to the compensation consultant, the consultant gives the Committee advice about:

  •
  the compensation provided to officers at other companies, using proxy statement data, published survey sources, and the consultant's proprietary data,
  •
  the amount and type of compensation to provide to our officers and key employees,
  •
  the value of long-term incentive grants,
  •
  the allocation of total compensation between cash and stock-based incentives,
  •
  the allocation of total compensation "at risk" (annual cash incentives and stock-based incentives) and not "at risk," and
  •
  internal pay equity among key executives.

        The consultant also collects and summarizes for the Committee information from our Board of Directors about the performance of our Chief Executive Officer. Representatives of the compensation consultant attend regular Committee meetings, and consult with the Chair of the Committee (with or without management present) upon request.

Compensation and Stock Performance Peer Groups

        For 2011, the compensation consultant focused on the pay practices of a peer group of 17 life insurance and financial services companies that compete with us for officer and key employee talent. The Committee selects the companies in this compensation peer group, taking into account the recommendations of the consultant and our management. The consultant also provides a summary of compensation survey data for other companies, to give the Committee additional information for comparison purposes.

        The compensation peer group for the 2011 compensation cycle included:

Aflac Incorporated
The Allstate Corporation
American Financial Group, Inc.
Assurant, Inc.
Conseco, Inc.
Delphi Financial Group, Inc.
FBL Financial Group, Inc.
Genworth Financial, Inc.
The Hartford Financial Services Group, Inc.

Lincoln National Corporation
The Phoenix Companies, Inc.
Principal Financial Group, Inc.
Reinsurance Group of America, Incorporated
StanCorp Financial Group, Inc.
Torchmark Corporation
UnumProvident Corporation
Universal American Financial Corp

        In addition to the compensation peer group, the Committee selects a total shareholder return (TSR) peer group. The Committee compares the TSR peer group's capitalization-weighted total shareholder return (return to shareholders based on dividends paid and stock price changes) to Protective's TSR as part of its total compensation and pay for performance evaluations and, for some annual incentive or long-term incentive awards, may use this TSR measure as a performance objective.

        The TSR peer group for 2011 included 26 companies – 14 of the companies in the compensation peer group, plus 12 other life insurance and financial services companies with which the Committee believed we should compare our performance. (Our Board of Directors also reviews the TSR of this peer group, and the 5-year TSR of Protective and the peer group are shown in the total shareholder return performance graph in our annual report to share owners.) In order to be considered for inclusion in the TSR peer group, a company must:

  •
  have a market capitalization of over $250 million, and
  •
  have revenues in the life and health insurance and annuity businesses that are at least 33% of its total revenues.

        The TSR peer group for the 2011 compensation cycle included:

Aflac Incorporated
American Equity Investment Life Holding Company
American International Group, Inc.
American National Insurance Company
Ameriprise Financial, Inc.
Assurant, Inc.
Citizens, Inc.
Conseco, Inc.
Delphi Financial Group, Inc.
FBL Financial Group, Inc.
Genworth Financial, Inc.
The Hartford Financial Services Group, Inc.
Horace Mann Educators Corporation

Kansas City Life Insurance Company
Lincoln National Corporation
MetLife, Inc.
National Western Life Insurance Company
The Phoenix Companies, Inc.
Presidential Life Corporation
Principal Financial Group, Inc.
Prudential Financial, Inc.
Reinsurance Group of America, Incorporated
StanCorp Financial Group, Inc.
Symetra Financial Corporation
Torchmark Corporation
UnumProvident Corporation

        Our Board, the Compensation Committee and our management evaluate the composition of the peer groups annually. We believe that each peer group has the appropriate mix of companies and that they provide the appropriate means of comparing our compensation programs and performance to that of key competitors. In our view, other approaches to creating peer groups (such as using Global Industry Classification Standard (GICS) codes and asset size within a narrow range above or below our asset size) often include either too few or too many companies to facilitate useful comparisons, and include companies with business mixes that have little or no resemblance to our business mix (such as reinsurers and property and casualty insurance companies).

Committee Meetings

        The Committee currently meets at least three times a year. Other meetings are scheduled as necessary.

  •
  At its November meeting, the Committee starts the compensation and performance review cycle for the next calendar year by reviewing our compensation program, current business, financial and regulatory developments, and current levels of compensation. It begins the process of reviewing the compensation of our named executives – that is, the officers who are named in the Summary Compensation Table in our proxy statement – including review of market compensation data provided by its compensation consultant. The Committee also gives the consultant and our management its preliminary views about senior manager compensation programs for the following year.
  •
  In February, the Committee evaluates the performance of our Chief Executive Officer and other key executives, and completes its review of the compensation of our named executives and other senior officers. It reviews information provided by the compensation consultant and our Human Resources department, and makes preliminary compensation decisions.
  •
  In March, the Committee reviews and approves the salaries and annual cash incentive opportunities to our named executives other key officers, and makes awards under our annual cash incentive and long-term incentive programs. The Committee also reviews the Company's succession plans for key officers and employees. (In 2011, this meeting was held on February 28, in order to accommodate the remainder of the Board's meeting schedule.)

        The Chair of the Compensation Committee provides the Board with reports about the Committee's meetings and the compensation of our senior officers.

Components of Our Compensation Program

        The key components of our executive compensation program are:

  •
  base salaries,
  •
  annual cash incentive awards,
  •
  long-term equity-based incentives,
  •
  retirement and deferred compensation plans, and
  •
  perquisites and other benefits.

        The Compensation Committee considers each component (separately and with the others) for our senior officers. The Committee targets the total annual compensation package to be at the median of the compensation peer group. As part of this review, the Committee considers the total "mix" of the base salary, annual cash incentive and long term equity-based compensation delivered to our senior officers, and compares that compensation mix to the compensation mix of comparable officers at other companies. The annual incentive and long-term incentive components of the program are designed so above-average company performance will result in above-median total compensation, and below-average company performance will result in below-median total compensation. The Committee does not have formal policies regarding these factors, but tries to make our practices generally consistent with the practices of the peer group.

        The compensation consultant recommends a compensation package for our Chief Executive Officer. Our Human Resources and Legal Departments provide the Committee with additional information about our officers and our compensation arrangements. Our Chief Executive Officer recommends compensation packages for our senior officers; however, he does not provide recommendations about his own compensation.

Pay for Performance

        The Committee is committed to tying executive compensation to Company performance. Therefore, a key focus for the Committee is the mix between an officer's base salary, target cash annual incentive (AIP) opportunity, and target long term equity-based (LTIP) awards. As shown in the following table, 81% of our chief executive officer's 2011 target compensation was based on Company performance (the operating earnings, internal rate of return and expense management goals for our AIP awards, and our average return on average equity goal for a portion of our LTIP awards) and/or directly based on our stock price, and was therefore "at risk." Similarly, between 57% and 69% of the 2011 target compensation of each of the other named executives was also "at risk."

        Base Salaries.    Base salary is the primary fixed portion of executive pay. It compensates individuals for performing their day-to-day duties and responsibilities and provides them with a level of income certainty. Salary adjustments are usually made at the Committee's March meeting, and are effective March 1 of that year. The Committee considers the responsibilities of the job, individual performance, the relative value of a position, experience, comparisons to salaries for similar positions in other companies, and internal pay equity. For the Chief Executive Officer, the Committee also considers company performance. No particular weighting is given to any of these factors.

        The Compensation Committee reviewed the performance and base salaries of the named executives at its February 2011 meetings. It approved the following annual base salaries (and the related percentage increases from the previously-effective base salaries), effective March 1, 2011:

  •
  Johns – $900,000 (3.4%)
  •
  Bielen – $465,000 (3.3%)
  •
  Johnson – $470,000 (4.4%)
  •
  Long – $410,000 (2.5%)
  •
  Thigpen – $425,000 (3.7%)

        Annual Cash Incentive Awards.    Officers and key employees are eligible for annual cash incentive opportunities under our Annual Incentive Plan (AIP). You have approved the AIP, most recently in 2007. (You are being asked to approve the AIP again at this year's annual meeting, to enable the Company to continue to maximize its income tax deductions related to payments made under the AIP.) The AIP's purpose is to reward individuals for achievement of key annual goals that will enhance company performance and share owner value.

        At its February and March meetings, the Compensation Committee determines the AIP target incentive opportunities and performance objectives for our named executives for the current year. In setting these target opportunities, the Committee considers the responsibilities of the job, individual performance, the relative value of a position, comparisons to annual incentive opportunities for similar positions in other companies, and internal pay equity. No particular weighting is given to any of these factors. Our executive officers select other officers and employees for AIP participation, and establish their target incentive opportunities and performance objectives.

        Payment of AIP incentives is based on achievement of one or more performance goals. The Committee believes that the goals it sets will encourage our officers and key employees to focus their efforts on our profitability and long-term growth, which should lead to increased value for our shareholders.

        On February 28, 2011, the Compensation Committee established 2011 target incentive opportunities under the AIP to the named executives as follows:

  •
  Johns – 130% of salary
  •
  Bielen – 85% of salary
  •
  Johnson – 85% of salary
  •
  Long – 55% of salary
  •
  Thigpen – 75% of salary

        The Committee established these performance goals (weighted as shown in the table) for the named executives:

Goal	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)

OEPS w/Liberty Life (60%)	$2.70	$3.10	$3.50
OEPS w/o Liberty Life (60%)	$2.60	$2.90	$3.20
Expense management (10%)	$348M	$338M	$328M
Capital Deployment (30%)	10.0%	10.7%	11.5%

  M= millions

        The Company's operating earnings per share (OEPS) reflects our current financial strength and performance and is a key factor in our stock performance and financial ratings. For 2011, the Committee decided to focus our management on our OEPS by placing a heavy weighting on this objective. Operating earnings (loss) (also referred to operating income (loss)) is defined as income (loss) before income tax, excluding net realized investment gains and losses (including derivatives), net of the related deferred acquisition costs and value of business acquired, and participating income from real estate ventures and the cumulative effect of change in accounting principles. Periodic settlements of derivatives associated with our debt and certain investments are included in operating income. Realized and unrealized gains (losses) on derivatives related to certain annuity products are also considered part of operating income (loss). The number of shares used to determine operating earnings per share is the number of average diluted shares reported in our financial statements for the year ended December 31, 2011. Because the transaction involving Liberty Life Insurance Company had not closed when this goal was established, the Committee established two OEPS goals – one that applied if the transaction closed in March or April 2011 in a manner consistent with that contemplated by the then-current transaction agreements, and the other that applied if the transaction closed after April 2011, or closed in a manner significantly different than that contemplated at the time this goal was established. (The Liberty Life transaction closed on April 29, 2011, so performance with respect to the OEPS goal was determined on that basis.)

        The Company has been focusing on effective and efficient operations and ensuring that its overall expense structure is competitive. For 2011, the Committee continued this emphasis by establishing an expense management goal for annual cash incentives. Expense management is based on our total incurred statutory expense determined in a manner consistent with our budget process. For this purpose, we consider incurred statutory operating expenses minus:

  •
  payments under our annual cash incentive programs,
  •
  expenses associated with our marketing companies,
  •
  variable sales costs (such as commissions, sales bonuses, cash expenses associated with obtaining medical exams for insurance applications, and deferred acquisition costs),
  •
  pre- and post-closing acquisition related expenses with respect to any acquisition completed during the year,
  •
  one-time costs associated with financings, legal settlements, agent charge offs and severance/restructuring obligations, and
  •
  the effect of internal chargebacks.

        One key to our success is the development, sale and acquisition of financial products – life, fixed and variable annuity, stable value, and asset protection products – that generate appropriate returns, and the effective allocation of our capital to those products. The Committee therefore established an AIP goal based on a targeted unleveraged internal rate of return for the Company's 2011 sales and acquisitions of these products. In determining this goal, for each product the Committee took into account, among other things, the unleveraged internal rate of return budgeted in the pricing for that product and the expected sales of the product.

        Performance below the threshold for any goal would result in no payout with respect to that goal. We interpolate if performance is between the threshold and the target, or between the target and the maximum, to determine the percentage to pay. In addition to these goals, other officers and employees had divisional goals that depended on the employee's role at the Company. The Grants of Plan-Based Awards Table (page 40) has more information about the 2011 AIP incentive opportunities and the related performance objectives.

        At its March meeting, the Compensation Committee also determines the achievement of the performance objectives for the incentive opportunities granted to the named executives in the previous year. For other officers and managers, the Committee reviews the total incentive opportunities and the methods used to determine individual payments. The Committee may decrease (but not increase) the incentive paid to a named executive, even if the incentive's performance objectives were achieved. For other employees, the Committee may increase or decrease the incentive payable (up to the maximum otherwise payable under the original award).

        Long-Term Equity-Based Incentive Awards.    The decisions our executives make now will affect our performance for many years. It is important to motivate our officers to achieve key business goals and to focus them on our long-term success. We believe that equity (stock) based compensation and stock ownership are the best way to establish and maintain a strong link between management objectives and your long-term interests.

        The Compensation Committee implements this philosophy through grants under our Long-Term Incentive Plan (LTIP). You have approved the LTIP, most recently in 2008. (You are also being asked to approve an amended and restated LTIP at this year's annual meeting, as discussed at Proposal 4 below.) Although the LTIP provides for other types of awards, recent awards have been made as stock appreciation rights, restricted stock units and performance shares.

        Stock appreciation rights provide the recipient with compensation based on the price increase of our common stock. Each SAR has a base price equal to the closing price of our stock on the effective date of the grant (which is never earlier than the date the Committee makes the grant). An officer who exercises an SAR receives the "spread" (the difference between our stock's value when the SAR is exercised and the base price), so the officer receives compensation from SARs only if our stock price goes up.

        Restricted stock units provide the recipient with compensation based on the value of our common stock. An RSU is not a share of stock – it is our agreement to transfer shares of our stock (or the value of our stock in cash) to the RSU recipient if and when the vesting conditions of the RSU award are satisfied. We grant RSUs to align our officers' interests to those of our share owners and to encourage them to remain employed with us.

        Performance share units (or performance shares) provide the recipient with compensation based on the achievement of performance goals set by the Committee. Historically, the goal established by the Committee has been based on our average return on average equity (ARAE). We believe this is an effective way to compare our performance to our own internal goals and to that of our competitors, and that our stock price should go up over the long term if we achieve this goal.

        At its February and March meetings, the Compensation Committee determines the total value of the long-term incentives to be granted to each officer. The Committee considers a named executive's responsibilities, performance and previous long-term incentive awards, the amount of long-term incentives provided to officers in similar positions at our peer companies, and internal compensation equity, when making the award for a given year. No particular weighting is given to any of these factors. Long-term incentive grants are generally made at the March meeting. The Committee makes special grants at other times upon the hiring or promotion of a senior officer.

        The compensation consultant provides an estimated value for each award, so the Committee can make awards with the appropriate total value. For 2011, the consultant recommended a value for a performance share unit of 90% of the value of our stock on the grant date, and a value for an RSU equal to the value of our stock on the grant date.

        The Committee considered a number of factors when it made LTIP awards in 2011, including:

  •
  current economic and financial conditions affecting the general economy, the financial services industry and the Company;
  •
  the volatility of the financial markets;
  •
  the ongoing value of currently-outstanding LTIP awards;
  •
  maintaining the appropriate balance between performance-based and retention-based incentives;
  •
  the number of shares available for issuance under the LTIP; and
  •
  information provided by the compensation consultant, which indicated that our officers have received long-term incentives with a value significantly less than that provided by our compensation peer group.

        After this review, the Committee granted performance share units and restricted stock units, in order to reward recipients for improving our average return on average equity, for increases in our stock price, and for remaining in the Company's employ. The Grants of Plan-Based Awards Table (page 40) has more information about these awards.

        The Committee's meeting schedule is set several months in advance. The Committee does not attempt to coordinate its grants with the release of earnings or other inside information, and award sizes are not affected by the dates the awards are made.

        Executive Stock Ownership.    We have always encouraged our officers to hold shares of our common stock. We believe this aligns their interests with those of our share owners. Our policies encourage employees and officers to hold our stock as a long-term investment, and prohibit trading in options on our stock and other speculative transactions.

        Our officers are subject to formal stock ownership guidelines adopted by the Compensation Committee. The guidelines provide that our officers are not to dispose of shares of stock unless their holdings after the disposition of the shares will exceed a stated multiple of their base salary. The multiples are:

Officer	Multiple of Base Salary

Chief Executive Officer	5x
Executive Vice Presidents	3x
Senior Officers	2x
Vice President	1x

        Shares owned by the officer and the officer's spouse and children, shares in our 401(k) and stock ownership plan and share equivalents in our nonqualified deferred compensation plan all count as shares owned under the guidelines. Unexercised SARs, unvested restricted stock units and unearned performance shares do not count.

        The Committee reviews compliance with the guidelines each year. Each of our senior officers certified that they were in compliance with the guidelines for the 12 months ended February 2012.

        Retirement and Deferred Compensation Plans.    We believe it is important to provide our employees, including our named executives, with the opportunity to accumulate retirement savings. We do not have any enhanced benefit or "top-hat" plans for our officers, and all similarly-situated employees earn benefits under the same formula. However, we also believe that we should provide retirement savings without imposing the restrictions on benefits contained in the Internal Revenue Code that would otherwise limit our employee's retirement security.

        Our retirement and deferred compensation arrangements include:

  •
  our tax-qualified "defined benefit" pension plan. This plan, which covers almost all of our full-time employees, provides benefits under formulas based on the employee's compensation and years of service.
  •
  our non-qualified "excess" benefit plan. This plan pays benefits that are earned under the formulas under the tax-qualified plan that cannot be paid from that plan due to limits imposed by the Internal Revenue Code.
  •
  our tax-qualified 401(k) plan, which permits employees to make before-tax and after-tax contributions and which provides for a matching contribution that is paid by the Company.

  •
  our non-qualified "supplemental" matching program. This program provides matching contributions that are earned under the 401(k) matching formula but cannot be made under that plan due to limits imposed by the Internal Revenue Code.
  •
  our non-qualified deferred compensation plan, which permits our named executives and other key officers to save additional amounts for retirement.

        For more information about these plans, see the All Other Compensation Table (page 38), Post-Employment Benefits (page 47) and Nonqualified Deferred Compensation (page 50).

        Perquisites and Other Benefits.    We have other programs that help us attract and retain key talent and enhance their productivity.

  Financial Planning Program

        We have engaged a third party to provide a financial and tax planning program for certain senior officers. We believe this program helps the officers plan their financial future, while minimizing the distractions and time normally required. We pay the provider's fees and travel expenses.

  Dining Club Fees

        We pay for dining club memberships for Mr. Johns, Ms. Long and Mr. Thigpen. We reimburse the officers for business-related meals in accordance with our regular policies. They pay for all personal meals.

  Company Aircraft Policy

        We do business in every state in the United States and have offices in 13 states. Our employees and officers routinely use commercial air service for business travel, and we generally reimburse them only for the coach fare for domestic air travel. We also maintain a company aircraft program in order to provide for timely and cost-effective travel to these wide-spread locations.

        Under this program, we do not operate any aircraft, own a hanger or employ pilots. Instead, we have purchased a one-sixteenth fractional interest in each of four aircraft. We pay a fixed fee per aircraft, plus a variable charge for hours actually flown, in exchange for the right to use the four aircraft for an aggregate of 200 hours per year. Our directors, officers and employees use these aircraft for selected business trips. All travel under the program must be approved by our Chief Executive Officer. Whether a particular trip will be made on a company aircraft or on a commercial flight depends, in general, upon the availability of commercial air service at the destination, the schedule and cost of the commercial air travel, the number of employees who are making the trip, the expected travel time, and the need for flexible travel arrangements.

        Based on information provided by the compensation consultant, the Compensation Committee has adopted a policy that allows the chief executive officer (and his guests) to use company aircraft for personal trips for up to 20 hours per year, to reduce his personal travel time and thereby increase the time he can effectively conduct company business. The Company does not provide tax reimbursement payments with respect to this air travel.

  Spousal Travel Policy

        If an employee's spouse travels with the employee on Company business, we reimburse the employee for the associated travel expenses if the spouse's presence on the trip is deemed necessary or appropriate for the purpose of the trip. The Company does not provide the named executives with tax reimbursement payments with respect to these reimbursed expenses.

        For more information about perquisites and other benefits, see the All Other Compensation Table (page 38) and Potential Payments upon Termination or Change of Control (page 52).

        Change of Control Considerations.    The Compensation Committee and our Board of Directors have carefully considered the effects that a change of control, or an attempted change of control, could have on us and our share owners. The Committee and the Board have addressed these concerns by approving change of control provisions in some of our compensation programs (including the Long-Term Incentive Plan) and providing key officers and employees with employment continuation agreements.

        We believe these arrangements benefit us and our share owners by:

  •
  assuring employees that we are aware of the issues they could face if a change of control occurs,
  •
  providing them with financial assurances so they can perform their duties with a minimum of distraction in the face of a pending change of control,
  •
  encouraging them to stay with us while a change of control is occurring, so the acquirer can retain people who have been key to our success, and
  •
  helping us recruit employees who have similar agreements at other companies.

        The LTIP provides for vesting and payment of outstanding performance share, SAR and restricted stock unit awards upon a change of control, even if the employee has not terminated employment. We believe it is appropriate (and consistent with the practice of most companies) to pay these awards when a change of control occurs, in recognition of the employee's past performance and service while the change of control was pending.

        For more information about the benefits that the named executives could receive upon a termination of employment or upon a change of control, see Potential Payments upon Termination or Change of Control (page 52).

        Accounting and Tax Issues.    We consider accounting and tax matters in the design of our compensation program. For example, we adopted FAS 123 (now FASB ASC 718) in 1995. As a result, we reduce our net income by the estimated cost of annual cash incentives and long-term equity-based incentives.

        The performance goals under the AIP and LTIP reflect accruals for this estimated compensation.

        Section 162(m)(1) of the Internal Revenue Code limits our tax deduction for annual compensation in excess of $1 million paid to certain executive officers. Code Section 162(m)(1) does not apply to performance-based compensation (as defined in that Code Section). The AIP, and performance share units and SARs awarded under the LTIP, are designed to provide performance-based compensation.

        In general, the Compensation Committee intends to administer the performance-based portion of our compensation program in compliance with Code Section 162(m)(1). However, the Committee believes there are times when it is in your best interests to pay compensation that is not tax-deductible under Code Section 162(m)(1) (for example, the award of RSUs in order to encourage key officers to remain our employees), and may decide to continue to pay such compensation.

        Clawback Policy.    Under the federal securities laws, if we have to prepare an accounting restatement due to our material noncompliance (due to misconduct) with the SEC financial reporting requirements, then our chief executive officer (Mr. Johns) and chief financial officer (Mr. Bielen) would have to reimburse us for:

  •
  any bonus or other incentive- or equity-based compensation they received during the 12 month period before we first issue or file the financial document that reflects the restatement, and
  •
  any profits they realized from the sale of our stock during that 12-month period.

        In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC must direct the national securities exchanges to adopt rules that will require us to implement another "clawback" requirement. This clawback provision will provide that if we have an accounting restatement due to our material noncompliance with the SEC financial reporting requirements, then we must recover any "excess compensation" (generally, incentive- or equity-based compensation that was paid based on erroneous financial data) paid to any current or former executive officer during the three years before the date of the accounting restatement. These provisions will take effect after the exchanges adopt listing standards as required by the clawback rules adopted by the SEC. It is expected that the SEC will publish proposed rules for public comment and adopt final rules in 2012. Once exchanges have revised their listing standards as required by final SEC rules, we will implement a clawback policy that is no less stringent than that required under the listing standards.

Summary

        The Compensation Committee has reviewed tally sheets that summarized each named executive's total compensation, including:

  •
  current base salary,
  •
  current annual incentive opportunity,
  •
  current grant of long-term incentives,
  •
  pension benefits,
  •
  balances in our 401(k) and nonqualified deferred compensation plans,

  •
  dividend equivalents from the nonqualified deferred compensation plan,
  •
  health and welfare benefits and perquisites,
  •
  amounts previously paid under long-term incentives,
  •
  the value of outstanding long-term incentive opportunities, and
  •
  severance benefits that would be payable under various circumstances (including a change of control).

        At the most recent share owner advisory vote on our executive compensation program (our 2011 Annual Meeting of Share Owners), almost 92% of the shares that were at the meeting and entitled to vote were voted in favor of the program. The Committee considered this vote as part of its review of our executive compensation program, but this consideration of the vote had no particular effect on the Committee's decisions about our executive compensation decisions and policies.

        Based on this review, the Committee believes our compensation program

  •
  is providing the appropriate level of compensation to our senior officers,
  •
  is properly designed to link compensation and performance,
  •
  does not encourage our officers or employees to take unnecessary and excessive risks or to manipulate earnings or other financial measures, and
  •
  is designed and implemented in your best interests as share owners.

Compensation Committee Report

        The Compensation and Management Succession Committee reviewed and discussed the Compensation Disclosure and Analysis with management. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Disclosure and Analysis be included in this proxy statement.

COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE
C. Dowd Ritter, Chairman Thomas L. Hamby Jesse J. Spikes

Summary Compensation Table

        This table has information about the compensation of the executives named below.

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock awards ($) (e) (1)

John D. Johns	2011	$895,000	$0	$2,561,543	(2)
Chairman of Board, President &	2010	$866,667	$0	$1,946,160
Chief Executive Officer	2009	$850,000	$0	$525,000
(principal executive officer)

Richard J. Bielen	2011	$462,643	$0	$642,518	(2)
Vice Chairman &	2010	$448,333	$0	$420,444
Chief Financial Officer	2009	$440,000	$0	$175,000
(principal financial officer)
Carolyn M. Johnson	2011	$466,667	$0	$642,518	(2)
Executive Vice President &	2010	$441,667	$0	$420,444
Chief Operating Officer	2009	$400,000	$0	$175,000

Deborah J. Long	2011	$408,333	$0	$324,102	(2)
Executive Vice President,	2010	$398,333	$0	$190,944
Secretary & General Counsel	2009	$390,000	$0	$85,925
Carl S. Thigpen	2011	$422,500	$0	$508,897	(2)
Executive Vice President &	2010	$408,333	$0	$324,972
Chief Investment Officer	2009	$400,000	$0	$142,975

Summary Compensation Table
(continued from previous page)

SAR awards ($) (f) (1)	Non-equity incentive plan compensation ($) (g)	Change in pension value & nonqualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)

$0	$1,800,000	$965,000	$215,237	$6,436,780
$871,200	$1,708,000	$756,386	$202,244	$6,350,657
$237,500	$1,700,000	$1,075,863	$217,907	$4,606,270

$0	$766,800	$396,114	$39,851	$2,307,926
$217,316	$510,000	$118,901	$44,073	$1,759,067
$79,166	$630,300	$146,667	$17,600	$1,488,733

$0	$775,000	$78,424	$44,634	$2,007,243
$217,316	$510,000	$54,842	$41,132	$1,685,401
$79,166	$573,000	$33,860	$18,476	$1,279,502

$0	$437,500	$288,861	$49,653	$1,508,449
$98,736	$332,000	$205,575	$57,405	$1,282,993
$23,750	$410,000	$232,731	$53,298	$1,195,704
$0	$618,400	$579,712	$33,648	$2,163,157
$167,948	$402,000	$395,855	$37,585	$1,736,693
$47,500	$496,600	$230,889	$19,988	$1,337,952

(1)
These numbers show the fair value of awards as of the date of grant. These numbers were calculated in accordance with the proxy statement disclosure rules and Financial Accounting Standards Board Accounting Standards Codification 718, Stock Compensation. The assumptions we used under FASB ASC 718 are set forth in Note 13 of the Notes to our Consolidated Financial Statements in our Form 10-k for the year ended December 31, 2011. Because these awards are payable in cash, the actual financial accounting expense associated with the awards will vary as the value of our stock changes.

(2)
These numbers include the following amounts, which represent the value as of the date of grant of performance shares awarded to the named executives, based on the probable outcome of the award's performance conditions: Mr. Johns, $1,242,391; Mr. Bielen, $338,317; Ms. Johnson, $338,317; Ms. Long, $170,580; and Mr. Thigpen, $267,242. If the performance conditions were achieved at the maximum level provided in the awards, the value of the performance share awards as of the date of grant would be: Mr. Johns, $2,484,782; Mr. Bielen, $676,634; Ms. Johnson, $676,634; Ms. Long, $341,160; and Mr. Thigpen, $534,484.

Discussion of Summary Compensation Table

        Column (c) – Salary. These amounts include base salary for 2011 that the executive contributed to our 401(k) plan and to our nonqualified deferred compensation plan. The Nonqualified Deferred Compensation Table (page 50) has more information about 2011 participation in this plan.

        Column (e) – Stock Awards. These values include performance share unit and RSU awards. The Grants of Plan-Based Awards Table (page 40) has more information about the 2011 performance share and RSU grants.

        Column (g) – Non-equity incentive plan compensation. These amounts include any portion of the incentives that the executive elected to contribute to our 401(k) plan or to our nonqualified deferred compensation plan. For 2011, these amounts show the annual cash incentives payable in March 2012 under our Annual Incentive Plan for 2011 performance. The Grants of Plan-Based Awards Table (page 40) has more information about this incentive opportunity.

        Column (h) – Change in pension value and nonqualified deferred compensation earnings. These amounts represent the increase in the present value of the named executive's benefits under our tax-qualified defined benefit pension plan and our nonqualified defined benefit excess pension plan. For 2011, the total change in the present value of pension benefits for each executive was divided between the plans as follows:

Name	Tax- qualified	Non- qualified

Johns	$85,062	$879,938
Bielen	$142,324	$253,790

Johnson	$24,824	$53,600
Long	$106,331	$182,530

Thigpen	$150,302	$429,410

        The Pension Benefits Table (page 47) has more information about each officer's participation in these plans.

        The named executives have account balances in our nonqualified deferred compensation plan. The Nonqualified Deferred Compensation Table (page 50) has more information. The earnings on an executive's balance reflect the earnings of investments selected by that executive. These earnings are the same as for any other investor in these investments, and we do not provide any above-market or preferential earnings rates.

        Column (i) – All other compensation.    For 2011, these amounts include the following:

All Other Compensation Table

Name	401(k) matching	Nonqualified deferred compensation plan contributions	Dividend equivalents	Financial planning program	Other perquisites	Tax reimbursement payments

Johns	$9,800	$94,320	$46,377	$12,207	$52,533	$0
Bielen	$9,800	$29,106	$945	$0	$0	$0
Johnson	$9,800	$12,200	$40	$14,257	$8,337	$0
Long	$9,800	$19,813	$6,675	$11,852	$1,513	$0
Thigpen	$9,800	$23,180	$0	$0	$668	$0

        401(k) Matching.    Our employees can contribute a portion of their salary, overtime and cash incentives to our tax-qualified 401(k) plan and receive a dollar-for-dollar company matching contribution. The maximum match is 4% of the employee's eligible pay (which is subject to limits imposed by the Internal Revenue Code). The table shows the matching received by the named executives.

        Nonqualified Deferred Compensation Plan Contributions.    The table includes contributions that we made to each named executive's account under our nonqualified deferred compensation plan, with respect to the officer's participation in our 401(k) plan during 2011. The Nonqualified Deferred Compensation Table (page 50) has more information about this plan.

        Dividend Equivalents.    The table includes dividend equivalents that the named executives elected to receive in cash, instead of having them reinvested in our nonqualified deferred compensation plan.

        Financial Planning Program.    These amounts include the amounts we pay for the fees and travel expenses of the third party provider of our financial and tax planning program. See page 33 for more information about this program.

        Other Perquisites.    These amounts include:

  •
  The amount we paid for dining club memberships for Mr. Johns, Ms. Long and Mr. Thigpen;
  •
  The amount of expense reimbursement that we paid to Mr. Johns ($12,283) and Ms. Johnson ($8,337) under our spousal travel policy; and
  •
  For Mr. Johns, the estimated incremental cost that we incurred in 2011 for our chief executive officer (and his guests) to use company aircraft for personal trips ($37,668). This amount is based on incremental hourly charges, fuel, taxes and similar items allocable to the personal travel time on the aircraft.

        See page 33 for more information about these arrangements.

Grants of Plan-Based Awards

        This table has additional information about:

  •
  the 2011 performance share unit and RSU awards shown in column (e) of the Summary Compensation Table, and
  •
  the AIP incentive opportunities granted for 2011, which were payable in March 2012 and are shown in column (g) of the Summary Compensation Table.

Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name (a)	Grant date (b)	Threshold ($) (1) (c)	Target ($) (d)	Maximum ($) (e)

Johns	2/28/11	$585,000	$1,170,000	$1,800,000
	2/28/11
	2/28/11
Bielen	2/28/11	$197,625	$395,250	$790,500
	2/28/11
	2/28/11
Johnson	2/28/11	$199,750	$399,500	$799,000
	2/28/11
	2/28/11
Long	2/28/11	$112,750	$225,500	$451,000
	2/28/11
	2/28/11
Thigpen	2/28/11	$159,375	$318,750	$637,500
	2/28/11
	2/28/11

(1)
These numbers show the amount that would be payable if each performance goal were achieved at the threshold level. Since the amount actually payable is determined on a performance goal-by-performance goal basis, an officer could receive a payout under the total award that is less than the number shown in the table. See pages 29-30 for more information about the way the amount payable is determined.

Grants of Plan-Based Awards Table
(continued from previous page)

Estimated Future Payouts of Shares Under Equity Incentive Plan Awards			All other stock awards: number of shares of stock or units (#) (i)	All other SAR awards: number of securities underlying SARs (#) (j)
						Grant date fair value of stock and SAR awards(2) (l)
Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)			Base price of SAR awards ($/Sh) (k)

21,850	43,700	87,400				$1,242,391
			46,400			$1,319,152
5,950	11,900	23,800				$338,317
			10,700			$304,201
5,950	11,900	23,800				$338,317
			10,700			$304,201
3,000	6,000	12,000				$170,580
			5,400			$153,522
4,700	9,400	18,800				$267,242
			8,500			$241,655

(2)
These numbers show the fair value, as of the date of the grant, of awards made in 2011. These numbers were calculated in accordance with the proxy statement disclosure rules and Financial Accounting Standards Board Accounting Standards Codification 718, Stock Compensation. The assumptions we used under FASB ASC 718 are set forth in Note 13 of the Notes to our Consolidated Financial Statements in our Form 10-k for the year ended December 31, 2011. As described in more detail below in "Proposal 4: Approval of Long-Term Incentive Plan," these awards are settable in cash rather than in shares of our common stock. Therefore, the actual financial accounting expense associated with the awards will vary as the value of our stock changes.

Discussion of Grants of Plan-Based Awards Table

        Columns (c), (d) and (e) – Estimated possible payouts under non-equity incentive plan awards.    At its February 27, 2012 meeting, the Compensation Committee determined that:

  •
  our OEPS was $3.65,
  •
  our expenses (as defined by the expense management goal) were $334.1 million, and

  •
  our internal rate of return (as determined pursuant to the goal formula) was 11.5%.

        Based on the achievement of the goals as described above, the Committee determined that the amounts shown in column (g) of the Summary Compensation Table (page 36) were payable to the named executives as annual incentives under the AIP. These payments were made in March 2012. (The amount payable to Mr. Johns under the terms of his AIP incentive opportunity was determined to be $2,269,800; however, the amount actually payable was reduced to $1,800,000 by benefit restrictions contained in the AIP.)

        Columns (f), (g) and (h) – Estimated future payouts under equity incentive plan awards.    On February 28, 2011, the Compensation Committee granted the following performance share awards to the named executives:

  •
  Johns – 43,700
  •
  Bielen – 11,900
  •
  Johnson – 11,900
  •
  Long – 6,000
  •
  Thigpen – 9,400

        Payment of the awards will be based on our average return on average equity (ARAE) for a 3-year period (2011-2013). The performance shares units will be paid out according to this schedule:

If our ARAE is –	Award earn-out

Less than 9.00%	0%
9.25%	50%
9.50%	100%
9.75%	175%
10.00% or more	200%

        We interpolate if our ARAE is between the 9.00% and 9.25%, between 9.25% and 9.50%, between 9.50% and 9.75%, or between 9.75% and 10.00%, to determine the exact percentage to pay. Earned awards are paid as soon as we have made the necessary determinations and the Committee has approved the pay-outs, which we expect to be in March 2014.

        For purposes of this award, our return for a year in the performance period will equal our operating earnings (loss) (also referred to operating income (loss)) for that year. Operating earnings is generally determined in the manner as it is determined for the 2011 OEPS goal under the AIP (see pages 29-30).

        Average stockholders' equity for a given year will be the average of stockholders' equity on the last business day of each calendar quarter in that year and of stockholders' equity on the last business day of the preceding calendar year. Our average return on average equity (ARAE) will be the average of the returns on average equity for the three calendar years in the award period. ARAE will be determined in accordance with accounting principles in effect on February 28, 2011, and will disregard accounting standards adopted or implemented after that date.

        Payout of the 2011 performance share awards will be made in cash in an amount equal to the value of the underlying shares of our common stock.

        Column (i) – All other stock awards: number of shares of stock or units.    On February 28, 2011, the Compensation Committee granted restricted stock units to the named executives. These awards will align their interests to those of our share owners and will encourage them to remain in the Company's employ.

        The RSUs will earn dividend equivalents until they vest. Each time we pay a dividend on our stock, we will credit the officer's account with additional RSUs by:

  •
  multiplying the dividend paid per share by the number of restricted stock units, and
  •
  dividing that amount by the closing price of our stock on the dividend record date.

        One-half of the restricted stock units will vest on February 28, 2014, and the remainder will vest on February 28, 2015.

        Payout of vested restricted stock units that were awarded in 2011 will be made in cash in an amount equal to the value of the underlying shares of our common stock.

        Termination of Employment; Change of Control.    Special vesting and payment provisions apply to performance share unit and RSU awards if the officer's employment ends or if we have a change of control. See Potential Payments upon Termination or Change of Control (page 52) for more information.

Outstanding Equity Awards

        This table has information about the named executives' outstanding equity awards at December 31, 2011.

Outstanding Equity Awards at Fiscal Year-End Table

	SAR Awards					Stock Awards
Name (a)	Number of securities underlying unexercised SARs (#) exercisable (b)	Number of securities underlying unexercised SARs (#) unexercisable (c) (1)		SAR base price ($) (d)	SAR expiration date (e)	Number of shares or units of stock that have not vested (#) (f) (5)		Market value of shares or units of stock that have not vested ($) (g) (10)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (h) (11)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (i) (10)

Johns	300,000	0		$32.00	3/4/12
	23,200	0		$41.05	3/4/15
	25,300	0		$48.60	3/3/16
	60,400	0		$43.46	3/5/17
	61,425	20,475	(2)	$38.59	2/28/18
	166,667	83,333	(3)	$3.50	3/4/19
	30,000	60,000	(4)	$18.36	2/26/20
						162,189	(6)	$3,658,984
						111,116	(7)	$2,506,777
						47,468	(8)	$1,070,878
									87,400	$1,971,744
Bielen	15,000	0		$32.00	3/4/12
	50,000	0		$26.49	3/3/13
	4,700	0		$41.05	3/4/15
	5,600	0		$48.60	3/3/16
	16,300	0		$43.46	3/5/17
	15,750	5,250	(2)	$38.59	2/28/18
	55,556	27,777	(3)	$3.50	3/4/19
	7,483	14,967	(4)	$18.36	2/26/20
						54,063	(6)	$1,219,661
						24,005	(7)	$541,553
						10, 946	(8)	$246,942
									23,800	$536,928
Johnson	4,100	0		$43.46	3/5/17
	3,000	0		$48.05	6/28/17
	9,975	3,325	(2)	$38.59	2/28/18
	55,556	27,777	(3)	$3.50	3/4/19
	7,483	14,967	(4)	$18.36	2/26/20
						4,413	(9)	$99,557
						54,063	(6)	$1,219,661
						24,005	(7)	$541,553
						10,946	(8)	$246,942
									23,800	$536,928

Outstanding Equity Awards at Fiscal Year-End Table

	SAR Awards					Stock Awards
Name (a)	Number of securities underlying unexercised SARs (#) exercisable (b)	Number of securities underlying unexercised SARs (#) unexercisable (c) (1)		SAR base price ($) (d)	SAR expiration date (e)	Number of shares or units of stock that have not vested (#) (f) (5)		Market value of shares or units of stock that have not vested ($) (g) (10)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (h) (11)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (i) (10)

Long	15,000	0		$32.00	3/4/12
	2,800	0		$41.05	3/4/15
	3,000	0		$48.60	3/3/16
	7,400	0		$43.46	3/5/17
	7,125	2,375	(2)	$38.59	2/28/18
	16,666	8,334	(3)	$3.50	3/4/19
	3,400	6,800	(4)	$18.36	2/26/20
						26,545	(6)	$598,855
						10,902	(7)	$245,949
						5,524	(8)	$124,621
									12,000	$270,720
Thigpen	15,000	0		$32.00	3/4/12
	35,000	0		$41.05	3/4/15
	7,400	0		$43.46	3/5/17
	9,975	3,325	(2)	$38.59	2/28/18
	33,333	16,667	(3)	$3.50	3/4/19
	5,783	11,567	(4)	$18.36	2/26/20
						44,169	(6)	$996,452
						18,554	(7)	$418,578
						8,696	(8)	$196,182
									18,800	$424,128

(1)
The regular stock appreciation right exercise schedules are shown in the following footnotes. See Potential Payments upon Termination or Change of Control (page 52) for information about SAR exercises if the named executive has a termination of employment or if we have a change of control.
(2)
These SARs became exercisable on February 28, 2012.
(3)
These SARs became exercisable on March 4, 2012.
(4)
One-half of these SARs became exercisable on February 26, 2012, and the remainder will become exercisable on February 26, 2013.
(5)
The regular restricted stock unit vesting schedules are shown in the following footnotes. In addition, see Potential Payments upon Termination or Change of Control (page 52) for information about RSU vesting if the named executive has a termination of employment or if we have a change of control.
(6)
Represents unvested restricted stock units granted on March 4, 2009. One-half of these RSUs vested on March 4, 2012, and the remainder will vest on March 4, 2013.
(7)
Represents unvested restricted stock units granted on February 26, 2010 that are payable in cash. One-half of these RSUs will vest on February 26, 2013, and the remainder will vest on February 26, 2014.
(8)
Represents unvested restricted stock units that were granted on February 28, 2011 that are payable in cash. One-half of these RSUs will vest on February 28, 2014, and the remainder will vest on February 28, 2015.

(9)
Represents unvested restricted stock units that were granted on February 29, 2008 and will vest on February 28, 2018.
(10)
Based on an assumed stock price of $22.56 per share (our closing stock price on December 31, 2011).
(11)
Represents unvested and unearned performance shares for the 2011-2013 performance period, based on the assumption that the maximum performance goal for the grant (and 200% payout) will be achieved. The performance level that we used for these estimates is based on the proxy statement disclosure rules. The actual number of shares earned will probably be different from these estimates. Payment with respect to this performance award will be made in cash in March of the year after the last year of the 3-year performance period. See Potential Payments upon Termination or Change of Control (page 52) for information about performance share payout if the named executive has a termination of employment or if we have a change of control.

SAR Exercises and Earned Performance Shares

        This table presents the number of SARS exercised by the named executives during 2011 (and the dollar amount realized), and an estimate of the performance shares earned by the named executives for the 4-year performance period ending December 31, 2011 and payable in 2012 (and the estimated value to be realized).

SAR Exercises and Stock Vested Table

	SAR Awards		Stock Awards
Name (a)	Number of SARs exercised (#) (b)	Value realized on exercise ($) (c)	Number of shares acquired on vesting (#) (d)	Value realized on vesting ($) (e)

Johns	0	$0	47,328	$1,067,720
Bielen	0	$0	12,104	$273,066
Johnson	0	$0	7,752	$174,885
Long	0	$0	5,440	$122,726
Thigpen	0	$0	7,752	$174,885

Discussion of SAR Exercises and Stock Vested Table

        Column (d) – Number of shares acquired on vesting.    The named executives have performance share awards for the 2008-2011 performance period that will be payable in 2012. Earned awards will be payable in shares of our common stock (reduced by a number of shares equal in value to the tax withholding that will be applied to the payment). None of the named executives has elected to defer receipt of these shares. The information needed to determine the amount payable is not yet available, so these numbers are estimates.

        Column (e) – Value realized on vesting.    For all of the named executives, these estimated values are based on a stock price of $22.56 per share, which was the closing price of our common stock on December 31, 2011 (without reduction for the tax withholding that will be applied to the payments).

 Post-Employment Benefits

        This table has information about benefits payable to the named executives upon their retirement.

Pension Benefits Table

Name (a)	Plan name (b)	Number of years credited service (#) (1) (c)	Present value of accumulated benefit ($) (2) (d)

Johns	Pension	18	$509,729
	Excess Benefit	18	$5,348,295

	Total		$5,858,024
Bielen	Pension	21	$282,222
	Excess Benefit	21	$849,228

	Total		$1,132,450
Johnson	Pension	7	$96,313
	Excess Benefit	7	$170,861

	Total		$267,174
Long	Pension	18	$519,498
	Excess Benefit	18	$933,521

	Total		$1,453,019
Thigpen	Pension	28	$683,765
	Excess Benefit	28	$1,523,194

	Total		$2,206,969

(1)
The number of years of service that are used to calculate the executive's benefit under each plan, as of December 31, 2011.

(2)
The actuarial present value of the executive's benefit under each plan as of December 31, 2011. The valuation method and material assumptions that we used to calculate these amounts are set forth in Note 14 of the Notes to our Consolidated Financial Statements in our Form 10-k for the year ended December 31, 2011.

Discussion of Pension Benefits Table

        We have "defined benefit" pension plans to help provide our employees with retirement security.

        Pension Plan.    Almost all of our full-time employees participate in our tax qualified pension plan. The plan provides different benefit formulas for three different groups:

  •
  the "grandfathered group" – any employee employed on December 31, 2007 whose age plus years of service totaled 55 or more as of that date,
  •
  the "non-grandfathered group" – any employee employed on December 31, 2007 whose age plus years of service was less than 55 as of that date, and
  •
  the "post-2007 group" – any employee first hired after December 31, 2007 or any former employee who is rehired after that date.

Mr. Johns, Mr. Bielen, Mr. Thigpen and Ms. Long are grandfathered employees; Ms. Johnson is a non-grandfathered employee.

        For both grandfathered and non-grandfathered employees, the monthly life annuity benefit payable under the plan at normal retirement age (usually age 65) for service before 2008 equals:

  •
  1.1% of the employee's final average pay times years of service through 2007 (up to 35 years), plus
  •
  0.5% of the employee's final average pay over the employee's Social Security covered pay times years of service through 2007 (up to 35 years), plus
  •
  0.55% of the employee's final average pay times years of service through 2007 (over 35 years).

        For service after 2007, grandfathered employees continue to earn a monthly life annuity benefit payable at normal retirement age (usually age 65), calculated as follows:

  •
  1.0% of the employee's final average pay times years of service after 2007 (up to 35 years minus service before 2008), plus
  •
  0.45% of the employee's final average pay over the employee's Social Security covered pay times years of service after 2007 (up to 35 years minus service before 2008), plus
  •
  0.50% of the employee's final average pay times the lesser of years of service after 2007 and total years of service minus 35 years.

        For service after 2007, non-grandfathered employees earn a hypothetical account balance that is credited with pay credits and interest credits. Pay credits for a year are based on a percentage of eligible pay for that year, as follows:

Credited Service	% of Pay Credit
1-4 years	4%
5-8 years	5%
9-12 years	6%
13-16 years	7%
17 or more years	8%

        Final average pay for grandfathered employees is the average of the employee's eligible pay for the 60 consecutive months that produces the highest average. (However, if the employee's average eligible pay for any 36 consecutive months as of December 31, 2007 is greater than the 60-consecutive month average, the 36-month number will be used.) For non-grandfathered employees, final average pay is the average of the employee's eligible pay for the 36 consecutive months before January 1, 2008 that produces the highest average.

        Eligible pay includes base salary, overtime and AIP incentives. Pay does not include payment of performance shares, gains on SAR exercises, vesting of restricted stock units, severance pay, or other extraordinary items.

        Social Security covered pay is one-twelfth of the average of the Social Security wage bases for the 35-year period ending when the employee reaches Social Security retirement age. (For non-grandfathered participants, Social Security covered pay is determined as of December 31, 2007.) The wage base is the maximum amount of pay for a year for which Social Security taxes are paid. Social Security retirement age is between age 65 and 67, depending on the employee's date of birth.

        Unless special IRS rules apply, benefits are not paid before employment ends. An employee may elect to receive:

  •
  a life annuity (monthly payments for the employee's life only), or
  •
  a 50%, 75% or 100% joint and survivor annuity (the employee receives a smaller benefit for life, and the employee's designated survivor receives a benefit of 50%, 75% or 100% of the reduced amount for life), or
  •
  a 5-, 10- or 15-year period certain and life annuity benefit (the employee receives a smaller benefit for life and, if the employee dies before the selected period, the employee's designated survivor receives the reduced amount until the end of the period), or
  •
  a lump sum benefit.

        If an employee chooses one of these benefit options, the plan actuary uses the interest rate assumptions and mortality tables specified in the plan to adjust the benefit so it has the same value as benefit determined by the plan formulas.

        An employee whose employment ends before age 65 may begin benefit payments after termination of employment. The plan actuary reduces this benefit below the level of the age 65 benefit to account for early commencement, so the benefit remains the actuarial equivalent of a benefit beginning at age 65.

        If an employee retires after age 55 with at least 10 years of service, the employee may take an "early retirement" benefit with respect to benefits earned through 2007, beginning immediately after employment ends. Mr. Johns, Ms. Long and Mr. Thigpen are eligible for early retirement. The early retirement benefit for pre-2008 service is based on the pension plan formula. The benefit is reduced below the level of the age 65 benefit; however, the reduction for an early retirement benefit is not as great as the reduction for early commencement of a vested benefit. (For example, the early retirement reduction at age 55 is 50%; the actuarial reduction (using the plan interest rates and mortality tables on December 31, 2011) was 62%. At age 62, the early retirement reduction is 20%, and the actuarial reduction was 27%.)

        Nonqualified "Excess" Pension Plan.    Benefits under our tax qualified pension plan are limited by the Internal Revenue Code. We believe we should pay our employees the total pension benefit they have earned, without imposing these Code limits. Therefore, like many large companies, we have a nonqualified "excess" benefit plan that makes up the difference between:

  •
  the benefit determined under the tax qualified plan formula, without applying these limits, and
  •
  the benefit actually payable under the tax qualified plan, taking these limits into account.

        Benefits under the excess plan with respect to service before 2005 are paid at the same time and in the same form as the related benefits from our tax qualified pension plan. Benefits under the excess plan with respect to service after 2004 are paid after the participant's termination of employment in the form elected by the participant. (In general, an officer who was a participant in the excess plan in 2008 had to elect a form of payment in that year. Other officers must make the election before the date participation in the excess plan begins.) Payment is made from our general assets (and is therefore subject to the claims of our creditors), and not from the assets of the tax qualified plan.

Nonqualified Deferred Compensation

        This table has information about the named executives' participation in our nonqualified deferred compensation plan in 2011.

Nonqualified Deferred Compensation Table

Name (a)	Executive contributions in last FY ($) (b) (1)	Registrant contributions in last FY ($) (c) (2)	Aggregate earnings in last FY ($) (d)	Aggregate withdrawals/ distributions ($) (e)	Aggregate balance at last FYE ($) (f) (3)

Johns	$108,890	$92,867	($1,283,509)	$0	$8,501,609
Bielen	$210,708	$33,345	($263,931)	$0	$2,071,980
Johnson	$0	$29,620	($1,839)	$0	$80,938
Long	$33,600	$22,533	($344,793)	$81,947	$1,247,504
Thigpen	$40,200	$26,397	($301,430)	$148,627	$224,472

(1)
These amounts include the following amounts that are also included in column (c) (Salary) of the Summary Compensation Table (page 36) as compensation paid to the officer in 2011:
•
Johns – $38,750
•
Bielen – $19,250
•
Long – $17,000

  These amounts include the following amounts that are also included in column (g) (Non-equity incentive plan compensation) of the Summary Compensation Table (page 36) as compensation paid to the officer in 2011:

  •
  Johns – $70,140
  •
  Bielen – $20,480
  •
  Long – $16,600
  •
  Thigpen – $40,200

  For Mr. Bielen, the remainder of this amount is the value of performance shares earned for the 2007-2010 performance period and paid to him in May 2011. This amount was reported (on an estimated basis) in the SAR Exercises and Stock Vested Table in last year's proxy statement.

(2)
These amounts are supplemental matching contributions made to the officer's account in 2011 with respect to the officer's participation in our 401(k) plan during 2010. These amounts are reported in the Summary Compensation Table as compensation for 2010.

(3)
These amounts reflect the following amounts that have been reported as compensation to the officer in previous proxy statements:
•
Johns – $12,790,757
•
Bielen – $1,772,701
•
Johnson – $36,320
•
Long – $1,654,696
•
Thigpen – $167,582

Discussion of Nonqualified Deferred Compensation Table

        Deferrals by Our Officers.    The named executives and other key officers can elect to participate in our nonqualified deferred compensation plan. An officer who defers compensation under the plan does not pay taxes on the compensation at that time. Instead, the officer pays taxes on the compensation (and any earnings on the compensation) only when the officer receives the compensation and earnings from the plan.

        Eligible officers may defer:

  •
  up to 25% of their base salary,
  •
  up to 94% of any AIP incentive, and/or
  •
  all or a portion of the shares of common stock payable when performance shares or restricted stock units are earned.

        An election to defer base salary for a calendar year must be made by December 31 of the previous year. An election to defer an AIP incentive for a calendar year must be made by June 30 of that year. An election to defer earned performance shares must be made by June 30 of the last year in the award's performance period. An election to defer earned restricted stock units must be made within 30 days after the date of the award.

        Deferred compensation accrues earnings based on the investment choices available under the plan. For deferred base salary and AIP incentives, the officer can choose between our common stock and 9 mutual funds. All earnings on deferred performance shares and restricted stock units are based on the performance of our common stock. The 2011 investment returns for each of the investment choices were:

Investment Choice	Return

Invesco Mid Cap Core Equity	-11.4%
American Funds American Balanced R5	4.1%

American Funds Growth Fund R5	-4.6%
Dodge & Cox Stock	-4.1%

Neuberger Berman Genesis Tr	4.6%
Protective Stock Fund	-13.0%

Franklin Templeton Foreign A	-17.7%
Vanguard Total Stock Market Index	1.0%

Wells Fargo Advantage Cash Investment Money Market	0.0%
Wells Fargo Advantage Index	1.9%

        An officer may elect to receive payments in a lump sum or in up to 10 annual installments. An officer may elect to receive a deferred amount (and earnings) upon termination of employment. The officer may not change this election. An officer may instead elect to receive a deferred amount (and earnings) on a fixed date (before the officer's 70th birthday). An officer may also request a distribution if the officer has an extreme and unexpected financial hardship, as determined under IRS rules.

        Supplemental Matching.    We make supplemental matching contributions to the account of eligible officers. These contributions provide matching that we would otherwise contribute to our tax qualified 401(k) plan, but which we cannot contribute because of Internal Revenue Code limits on 401(k) plan matching. For a calendar year, the supplemental match that an officer receives is:

  •
  the lesser of
  –
  4% of the officer's base salary and AIP incentive during the year, and
  –
  the amount the officer deferred under both our 401(k) plan and our nonqualified deferred compensation plan during the year; minus
  •
  the actual match the officer received in the 401(k) plan for that year, applying the Internal Revenue Code limits.

        Half of an officer's supplemental matching has earnings that are based on the performance of our common stock. The officer can choose between our common stock and 9 mutual funds (the same funds available under the nonqualified deferred compensation plan) for the remaining matching. Supplemental matching is paid only after termination of employment. The officer can elect payment in a lump sum or in up to 10 annual installments.

        Other Provisions.    Investment choices must be in 1% increments. An officer may transfer money between the mutual funds on any business day. An officer may not transfer money into or out of our common stock. An officer may elect to receive dividend equivalents on deferred stock in cash, instead of having them reinvested. We do not provide any above-market or preferential earnings rates, and do not guarantee that an officer's investments will make money.

        If an officer terminates employment due to death or disability, the officer's plan balance is paid immediately in a lump sum. Also, if an officer terminates employment before early or normal retirement under our pension plan, the officer's plan balance is paid immediately in a lump sum, regardless of the officer's other elections.

        Amounts invested in mutual funds are paid in cash. Amounts invested in our common stock are paid in shares of stock.

Potential Payments upon Termination or Change of Control

Termination of Employment

        Like most large companies, our programs provide our named executives and other employees with payments and other benefits if their employment with us ends. (See Change of Control at page 55 for a description of the payments and benefits that are available if the termination of employment occurs in connection with a change of control.)

        Company Severance Pay Plan.    We have a severance pay plan for our employees, including the named executives. The plan pays severance pay if an employee is terminated due to a reduction in force. We may elect to pay severance pay if an employee is terminated for poor job performance. In order to receive severance benefits, the employee must sign a release that waives any claims the employee may have related to their employment or termination of employment.

        The amount of severance pay generally equals two weeks base salary plus one and one-half weeks base salary for every year of service. We have the right, in our sole discretion and as we deem appropriate in the circumstances, to increase or decrease the amount of severance pay. For example, in some circumstances we provide senior officers with severance pay equal to between six and twelve months base salary, even if that is more than the amount determined under the regular severance pay formula. In any event, the total amount paid cannot exceed the employee's annual base salary.

        Except as described under Change of Control (page 55), we do not have employment contracts or special severance arrangements with any of our officers.

        Other Severance Benefits.    The awards made under the LTIP have provisions that apply if an officer's employment is terminated:

  •
  If a performance share recipient's employment ends due to the sale of a business unit or a major reduction of our workforce, death, disability, retirement at age 65, or early retirement (at our request or with our consent), the performance shares will be paid out based on performance as of the end of the previous year. The amount paid out would be reduced to reflect the number of months remaining between the date employment terminated and the end of the 3-year award period.
  •
  Restricted stock units will vest if the officer's employment ends due to death, disability, retirement at age 65, or (for RSUs awarded before 2010) early retirement (at our request or with our consent). For RSUs awarded in 2011 (except for 10% of Mr. Johns' award, which will fully vest if Mr. John's employment ends due to early retirement at our request or with our consent), if an officer's employment ends due to early retirement at our request or with our consent, the amount paid out would be reduced to reflect the number of months remaining between the date employment terminated and the end of the RSUs' vesting period. Any unvested RSUs will be forfeited if employment ends for other reasons.
  •
  SARs become exercisable if the officer's employment ends due to death, disability or early or normal retirement, in which case they remain exercisable for 3 years (but not past the original termination date of the SARs). If employment terminates for any other reason, any SARs that are not then exercisable are immediately cancelled; SARs that are then exercisable are cancelled 30-90 days after the officer's termination date if not previously exercised. The Committee may make the exercise date of SARs earlier, or give an SAR recipient additional time to exercise (but not later than the original termination date of the SARs), if it believes such an action is appropriate.

        Depending on the circumstances, we may increase or decrease the other severance benefits described above, or provide additional benefits such as outplacement, payment of any outstanding AIP incentive opportunity (generally pro rated to take into account the officer's actual period of service in the year to which the incentive opportunity relates), vesting of RSUs (generally reduced to reflect the number of months remaining between the date employment terminated and the end of the RSUs' vesting period), or acceleration of the exercise date and/or extension of the termination date of outstanding SARs. In order to receive any of these other severance benefits, if the employee's termination of employment was involuntary, the employee must generally sign a release that waives any claims the employee may have related to their employment or termination of employment.

        Summary of Termination Benefits.    The following tables show the amounts and benefits that would have been available to each named executive (or to their beneficiary, in the event of the executive's death) if the executive had terminated employment on December 31, 2011 under various circumstances (other than a change of control).

Potential Termination Benefits Tables

  John D. Johns

	Severance pay (4)	AIP opportunity (5)	Performance shares (6)	RSUs (7)	SARs		Total

Voluntary Termination	$0	$0	$0	$0	$0	(8)	$0

Early Retirement (1)	$0	$1,800,000	$656,586	$5,318,114	$1,840,327	(9)	$9,615,027

Involuntary Not for Cause Termination (2)	$675,000	$1,800,000	$656,856	$3,963,815	$1,840,327	(9)	$8,935,998

For Cause Termination (3)	$0	$0	$0	$0	$0	(8)	$0

Death or Disability	$0	$1,800,000	$656,586	$7,236,639	$1,840,327	(9)	$11,533,552

  Richard J. Bielen

	Severance pay (4)	AIP opportunity (5)	Performance shares (6)	RSUs (7)	SARs		Total

Voluntary Termination	$0	$0	$0	$0	$0	(8)	$0

Early Retirement (1)	N/A	N/A	N/A	N/A	N/A		N/A

Involuntary Not for Cause Termination (2)	$348,750	$766,800	$178,788	$1,163,577	$592,291	(9)	$3,050,206

For Cause Termination (3)	$0	$0	$0	$0	$0	(8)	$0

Death or Disability	$0	$766,800	$178,788	$2,008,156	$592,291	(9)	$4,546,035

  Carolyn M. Johnson

	Severance pay (4)	AIP opportunity (5)	Performance shares (6)	RSUs (7)	SARs		Total

Voluntary Termination	$0	$0	$0	$0	$0	(8)	$0

Early Retirement (1)	N/A	N/A	N/A	N/A	N/A		N/A

Involuntary Not for Cause Termination (2)	$352,500	$775,000	$178,788	$1,201,749	$592,291	(9)	$3,100,328

For Cause Termination (3)	$0	$0	$0	$0	$0	(8)	$0

Death or Disability	$0	$775,000	$178,788	$2,107,713	$592,291	(9)	$3,653,792

  Deborah J. Long

	Severance pay (4)	AIP opportunity (5)	Performance shares (6)	RSUs (7)	SARs		Total

Voluntary Termination	$0	$0	$0	$0	$0	(8)	$0

Early Retirement (1)	$0	$437,500	$90,240	$737,554	$187,407	(9)	$1,452,701

Involuntary Not for Cause Termination (2)	$307,500	$437,500	$90,240	$562,895	$187,407	(9)	$1,585,542

For Cause Termination (3)	$0	$0	$0	$0	$0	(8)	$0

Death or Disability	$0	$437,500	$90,240	$969,426	$187,407	(9)	$1,684,573

  Carl S. Thigpen

	Severance pay (4)	AIP opportunity (5)	Performance shares (6)	RSUs (7)	SARs		Total

Voluntary Termination	$0	$0	$0	$0	$0	(8)	$0

Early Retirement (1)	$0	$618,400	$141,384	$1,229,182	$366,254	(9)	$2,355,220

Involuntary Not for Cause Termination (2)	$359,615	$618,400	$141,384	$938,541	$366,254	(9)	$2,424,194

For Cause Termination (3)	$0	$0	$0	$0	$0	(8)	$0

Death or Disability	$0	$618,400	$141,384	$1,611,213	$366,254	(9)	$2,737,251

(1)
For this purpose, early retirement means termination of employment (other than death) after age 55 with at least 10 years of service. For performance shares and RSUs, the retirement must be at our request or with our consent. The early retirement provisions were not applicable to Mr. Bielen and Ms. Johnson on December 31, 2011, because they were not eligible for early retirement on that date. None of the named executive officers was eligible for normal retirement (termination of employment (other than death) after age 65 with at least 5 years of service) on December 31, 2011.

(2)
Includes terminations of employment due to a reduction of force and, if we so elect in our sole discretion, terminations of employment related to poor job performance.

(3)
Termination of employment for reasons such as violation of our Code of Business Conduct, fraud, theft, gross misconduct, or poor job performance (unless we decide otherwise in our sole discretion).

(4)
Based on the assumption that we decide to pay the officer severance pay equal to nine months base salary (or the amount provided under our severance pay plan, if greater). As noted at page 52, payment of severance pay in excess of that provided by our severance pay plan is completely in our discretion, and these amounts are shown only for illustrative purposes.

(5)
With respect to early retirement or involuntary (not for cause) terminations, based on the assumption that we decide to pay the officer the amount of the Annual Incentive Plan incentive opportunity for 2011, based on the actual achievement of the performance goals for the incentive opportunity.

(6)
Based on an assumed stock price of $22.56 per share (our closing stock price on December 31, 2011), and disregarding the value of the 2008 performance share award that was actually earned as of December 31, 2011. Based on an estimate of our performance as of the end of the year in which the termination of employment occurred, and reduced to reflect the number of months remaining between the date employment terminated and the end of the 3-year award period.

(7)
Based on an assumed stock price of $22.56 per share (our closing stock price on December 31, 2011). For involuntary (not for cause) terminations, based on the assumption that outstanding RSUs would be vested, with a reduction to reflect the number of months remaining between the date employment terminated and the end of the RSUs' vesting period.

(8)
The officer generally has 30-90 days after termination of employment (depending on the terms of the SAR award) to exercise any currently-exercisable SARs; all other SARs are immediately cancelled on the officer's termination date. The Outstanding Equity Awards table (page 43) has more information about each officer's outstanding SARs.

(9)
Upon early retirement, death or disability (or, if we so decide, upon an involuntary (not for cause) termination), all SARs that are not then exercisable become exercisable on the officer's termination date, and all SARs remain exercisable for 3 years (but not past the original termination date of the SARs). The amount in the table equals the amount the officer would receive if all unexercisable SARs that were "in the money" on the officer's termination date were exercised on that date, based on an assumed stock price of $22.56 per share (our closing stock price on December 31, 2011). The Outstanding Equity Awards table (page 43) has more information about each officer's outstanding SARs.

Change of Control

        We have programs that apply if we have a change of control. A change of control occurs if:

  •
  someone acquires 50% or more of the market value or of the voting power of our stock, or
  •
  a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election was not endorsed by a majority of the Board of before the appointment or election occurred, or
  •
  someone acquires 80% or more of our assets, or
  •
  the Board decides that a change of control has occurred. (This provision applies only to certain terminations of employment under our employment continuation agreements.)

        Long-Term Incentive Plan.    If we have a change of control, all outstanding 2011 performance share awards would be paid out at 100% of the performance shares awarded (or the actual level of achievement at that time, if greater).

        Before a change of control occurs, the Compensation Committee may decide that SARs and restricted stock units will remain outstanding, or will be replaced with other awards after the change of control occurs. The value and terms of these alternative awards must substantially equal those of the prior awards. If the Committee does not make this decision, then all RSUs would vest upon a change of control. Also, all SARs would be cancelled in exchange for a payment in cash or our common stock, based on the value of our stock on the date of the change of control.

        Employment Continuation Agreements.    We have employment continuation agreements with our named executives and other key officers. Under the agreements, the officer agrees to remain employed for 2 years after a change of control. During this 2-year period, the officer will be provided with base salary, annual cash incentive opportunities, long-term incentive opportunities, employee benefits and perquisites that are no less favorable than those the officer had before the change of control occurred. These obligations end if the officer dies, becomes disabled, is fired for "cause" or resigns. Under the agreements, "cause" means conviction of a felony, or extreme dishonesty, misconduct or violations of the agreement that materially damage our business or reputation.

        If an officer is terminated without cause, or resigns for "good reason," the officer receives special termination benefits if the termination occurs within 2 years after a change of control. Termination is for good reason if any of these events occurs without the officer's written consent:

  •
  there is a material adverse change in the officer's duties, authority or responsibilities,
  •
  we fail to provide the officer with the promised level of compensation during the 2-year employment period,
  •
  we require the officer to work in an office that is more than 20 miles from the office where they worked before the change of control, or
  •
  we fail to get a company that acquires us to agree to comply with the terms of the agreement.

        The special termination benefits that we would have provided the named executives if there had been a change of control on December 31, 2011 and the executives had been terminated without cause (or resigned for good reason) on that date are:

  (1)
  a lump sum cash severance payment equal to 3 times the sum of:

  •
  the officer's annual salary,

    •
    the average of the officer's AIP incentive payments over the last 3 years, and
    •
    the average of the value of the long-term incentives granted to the officer over the last 3 years (excluding special or "one-time" grants).

  (2)
  a lump sum cash payment equal to the officer's target AIP incentive for the year in which the officer's termination occurs. (If termination is on or after December 31, the payment is based on the actual achievement of the performance goals for that year.)

  (3)
  a cash lump sum supplemental retirement benefit, determined by:

  •
  calculating the officer's benefit at age 65 under our pension plan and excess benefit plan after giving the officer credit for 3 extra years of service,
  •
  subtracting the officer's actual age 65 benefit under these plans, and
  •
  determining the actuarial lump sum value of the resulting amount, using the pension plan's standard actuarial table and an interest rate of the 10-year Treasury Note rate plus 0.75%.

  (4)
  continuation of the officer's medical, dental, disability and life insurance, and other welfare benefits, for 2 years after the officer's termination date. (This obligation will also end if the officer gets comparable benefits from another employer. If a medical or dental benefit plan is self-insured by the Company, then coverage under the plan generally continues for 18 months, and the officer receives an additional cash payment equal to the cost of 6 months of coverage under that plan.)

  (5)
  the Internal Revenue Code imposes an excise tax on officers who receive change of control payments that exceed 3 times their average pay over the last 5 years. This tax can affect officers who have similar compensation in different ways. For example, an officer who defers compensation, postpones the exercise of SARs, or postpones receipt of previously deferred compensation will owe more excise tax than a similarly paid officer who makes other decisions about their compensation. To address this issue, our employment continuation agreements provide our officers with a tax reimbursement payment that will put the officer in the same after-tax position that the officer would be in if the excise tax did not apply.

        The agreements have a 3-year initial term. The agreements extend for another year each May 1, unless the Board decides not to extend an officer's agreement and notifies the officer at least 30 days before the May 1 extension date.

        Nonqualified Deferred Compensation Plan; Excess Benefit Plan.    Upon a change of control, an officer who has investments in company stock will be able to transfer those balances to the other investments available under the plan. Also, if an officer's employment is terminated after a change of control, the officer's benefits under our excess benefit plan will be paid in a cash lump sum using the pension plan's standard actuarial table and an interest rate equal to the lesser of (1) the 10-year Treasury Note rate plus 0.75% and (2) the interest rate used for determining lump sum payments under the pension plan.

        Summary of Change of Control Benefits.    The following table shows the benefits that would have been paid under the LTIP and the employment continuation agreements if there had been a change of control on December 31, 2011, and (for certain benefits, as noted below) the named executives had been terminated without cause (or resigned for good reason) on that date.

Potential Golden Parachute Compensation

Name	Cash (1)(2)	Equity (3)(4)	Pension/ NQDC (2)(5)	Perquisites/ Benefits (2)(6)	Tax reimbursement (7)	Total

Johns	$15,475,735	$11,048,710	$1,167,378	$181	$8,721,430	$36,413,434

Bielen	$5,529,349	$3,137,375	$311,278	$21,269	$2,878,472	$11,877,743

Johnson	$5,491,350	$3,236,932	$166,033	$14,971	$2,889,008	$11,798,294

Long	$3,530,669	$1,427,553	$306,199	$19,203	$1,690,990	$6,974,614

Thigpen	$4,535,341	$2,401,595	$318,838	$21,269	$2,394,816	$9,671,859

(1)
Includes the following amounts payable under the employment continuation agreements:
•
Johns – $13,675,735 severance payment and $1,800,000 payment of AIP incentive.
•
Bielen – $4,745,520 severance payment, $776,800 payment of AIP incentive, and $7,029 cash payment made with respect to continued coverage under the Company's self-insured medical and dental plans.
•
Johnson – $4,711,240 severance payment, $775,000 payment of AIP incentive, and $4,930 cash payment made with respect to continued coverage under the Company's self-insured medical and dental plans.
•
Long – $3,086,829 severance payment, $437,500 payment of AIP incentive, and $6,340 cash payment made with respect to continued coverage under the Company's self-insured medical and dental plans.
•
Thigpen – $3,909,912 severance payment, $618,400 payment of AIP incentive, and $7,029 cash payment made with respect to continued coverage under the Company's self-insured medical and dental plans.

(2)
This amount would be payable only if a "double trigger" occurred – in other words, if there were a change of control and the named executive was either terminated without cause or resigned with good reason within two years after the change of control.

(3)
Includes the following amounts payable under the LTIP:
•
Johns – $1,971,744 payable upon the earn-out of performance shares, $7,236,639 upon the vesting of unvested RSUs, and $1,840,327 upon the acceleration of exercisability and the payment of all "in-the-money" SARs that were not previously exercisable.
•
Bielen – $536,928 payable upon the earn-out of performance shares, $2,008,156 upon the vesting of unvested RSUs, and $592,291 upon the acceleration of exercisability and the payment of all "in-the-money" SARs that were not previously exercisable.
•
Johnson – $536,928 payable upon the earn-out of performance shares, $2,107,713 upon the vesting of unvested RSUs, and $592,291 upon the acceleration of exercisability and the payment of all "in-the-money" SARs that were not previously exercisable.
•
Long – $270,720 payable upon the earn-out of performance shares, $969,426 upon the vesting of unvested RSUs, and $187,407 upon the acceleration of exercisability and the payment of all "in-the-money" SARs that were not previously exercisable.
•
Thigpen – $424,128 payable upon the earn-out of performance shares, $1,611,213 upon the vesting of unvested RSUs, and $366,254 upon the acceleration of exercisability and the payment of all "in-the-money" SARs that were not previously exercisable.

  All amounts are based on an assumed stock price of $22.56 per share (our closing stock price on December 31, 2011), and disregard the value of the 2008 performance share award that was actually earned as of December 31, 2011.

(4)
This amount would be payable upon a "single trigger" – in other words, upon a change of control, even if the named executive did not terminate employment.

(5)
Includes the value of the supplemental retirement benefit payable under the employment continuation agreements.

(6)
Includes the value of continued coverage under the Company's medical, dental, disability and life insurance, and other welfare benefits, as provided under the employment continuation agreements.

(7)
A portion of this amount would be payable with respect to the "double trigger" amounts and a portion would be payable with respect to the "single trigger" amounts.

Compensation Policies and Practices as Related to Risk Management

        We have reviewed our compensation programs to assess the risks that they could create as they relate to our risk management practices and risk-taking incentives. In conducting this review, we considered numerous factors pertaining to each such program, including the purpose of the program, the number of participants, the total amount that could be paid under the program, the ability of the participants to take actions that could influence the calculation of the compensation payable, the scope of the risks that could be created by actions taken to enhance the amounts payable under the program, and the manner in which our risk management policies and practices serve to reduce these risks. Based on this review, we have concluded that none of our programs create risks that are reasonably likely to have a material adverse effect on us or our share owners.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires us to periodically seek non-binding, advisory share owner approval of the compensation of our named executive officers as disclosed in the "Executive Compensation" section of this proxy statement. Accordingly, we will ask our share owners to vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the Company's share owners advise that they approve the compensation of the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2012 Annual Meeting of Share Owners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related discussion and materials."

        Our executive compensation program is designed to:

  •
  attract, motivate, and retain our named executive officers and other key officers and employees, and
  •
  focus them on and reward them for the achievement of specific, objective annual and long-term goals and the creation of increased share owner value.

        The Compensation Committee continually reviews the compensation program to ensure that it achieves these objectives, and believes that our executive compensation program is designed and implemented in your best interests as share owners. Please read the "Executive Compensation" discussion beginning on page 24 for additional details about our executive compensation program and how our compensation policies and procedures implement our compensation philosophy.

        As provided by the Dodd-Frank Act and by state law, the vote on this say-on-pay proposal is only advisory, and is not binding on the Company, the Compensation Committee or our Board of Directors. However, our Board and Compensation Committee will consider the share owners' vote in connection with their ongoing evaluation of the Company's compensation program.

        We currently plan to hold this advisory vote on our executive compensation program at each annual meeting of share owners. The next share owner advisory vote will be at our 2013 Annual Meeting of Share Owners.

Board Recommendation

        The Board of Directors unanimously recommends that you vote FOR the resolution expressing advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to SEC rules.

PROPOSAL 3: APPROVAL OF ANNUAL INCENTIVE PLAN

Introduction

        We believe it is in your best interests to provide our officers and key employees with the opportunity to earn competitive levels of incentive compensation based primarily on our performance. To implement this policy, the Board of Directors previously adopted the Protective Life Corporation Annual Incentive Plan (AIP). You have approved the AIP, most recently in 2007.

        Code Section 162(m) of the Internal Revenue Code provides that we cannot take a tax deduction for annual compensation of over $1 million paid to certain executive officers. Code Section 162(m) does not apply to "performance-based compensation" as defined in Code Section 162(m). In general, for payments under the AIP to be performance-based, the AIP must specify:

  •
  the class of employees eligible to receive awards,
  •
  performance objectives to be attained, and
  •
  the maximum amount that can be paid to an eligible employee under the plan.

        In addition, you must approve the AIP and the performance objectives under the AIP every 5 years. We have designed the AIP to meet the Code Section 162(m) requirements, and are seeking your reapproval of the AIP so we can continue to take full tax deductions for performance-based incentive payments.

        The principal features of the AIP are summarized below. The description is subject to the terms of the AIP plan document. The plan document is included as an appendix to this proxy statement.

Board Recommendation

        The Board of Directors unanimously recommends that you vote FOR approval of the Annual Incentive Plan.

Annual Incentive Plan

        Administration.    The AIP is administered by the Compensation and Management Succession Committee of our Board of Directors. The Compensation Committee must be comprised of at least two directors, each of whom is an "outside director" under Code Section 162(m). The Committee interprets and administers the AIP so payments made under the plan qualify as performance-based compensation under Code Section 162(m). Before paying any executive officer an incentive payment under the AIP, the Committee must certify achievement of the performance objectives and the amount payable to the officer.

        Eligibility.    The AIP authorizes the Compensation Committee to award annual incentive opportunities to our officers and other key employees, including the named executives in our proxy statement. The number of eligible participants in the AIP varies from year to year. During 2011, about 210 employees (including our named executives) were eligible to receive incentive compensation under the AIP. About 220 employees (including our named executives) will be eligible for the AIP in 2012.

        Performance Criteria.    The Compensation Committee establishes the specific performance objectives that must be achieved for us to make incentive payments under the AIP. It makes these decisions on or before April 1 of each year (or such other date as Code Section 162(m) requires or permits). The performance objectives shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a subsidiary, division or business unit or based on comparative performance relative to other companies:

  •
  total shareholder return;
  •
  stock price appreciation;
  •
  our operating earnings, net income, operating income, book value, embedded value or economic value added, including measures on a per share basis;
  •
  return on equity, assets or invested capital;
  •
  our assets, sales or revenues, or growth in assets, sales or revenues;
  •
  efficiency or expense management (including unit cost measures);

  •
  risk management or third-party ratings;
  •
  capital adequacy (including risk-based capital);
  •
  investment returns and asset quality;
  •
  premium income or earned premium;
  •
  value of new business or sales;
  •
  negotiation or completion of acquisitions, financings or similar transactions;
  •
  customer service metrics, or
  •
  for any participant other than an officer subject to Code Section 162(m), such other reasonable criteria as the Committee may determine.

        If Code Section 162(m) so requires, each performance objective will state, in terms of an objective formula or standard, the method of computing the amount payable if the objective is achieved.

        Payment of Annual Awards.    If a performance objective established by the Compensation Committee is satisfied, the Committee may authorize an annual incentive payment to a participant based on the terms of the original award. A participant's annual incentive payment under the AIP may not exceed $4 million. The Committee may elect to approve incentive payments that are less than the amounts payable under the terms of the award, based on individual performance or other relevant factors. The Committee may also establish rules or procedures that will limit the amounts payable to each participant. Actual payments under the AIP have historically been less than the maximum incentives payable under the plan.

        The Compensation Committee also has the discretion to:

  •
  pay annual incentive payments for any calendar year to eligible participants whose compensation is not subject to the restrictions of Code Section 162(m) for that calendar year, and
  •
  provide a minimum incentive payment for any calendar year in connection with the hiring of any person who is or becomes subject to the restrictions of Code Section 162(m).

        Amendment and Termination.    The AIP will terminate on December 31, 2021, unless the Board extends its term. In addition, the Board or the Compensation Committee may amend, terminate or suspend the AIP, except that:

  •
  no such action may adversely affect a participant's rights with respect to any award for any calendar year which has already begun, unless the participant consents, and
  •
  no such action may be effective without your approval if that approval is required to continue to qualify the AIP payments as performance-based compensation.

        Federal Income Tax Consequences.    Recipients are taxed on their AIP payments when paid. Protective or its subsidiary that employs or employed the recipient is generally entitled to a federal income tax deduction in the calendar year when the amount is paid.

        Other Information.    In February 2012, the Committee granted annual incentive opportunities under the AIP with respect to 2012 performance. These opportunities are subject to your approval of the AIP. We also use other plans and programs besides the AIP to compensate our officers and employees. Because any award payment is contingent on achievement of the performance objectives established by the Compensation Committee, the amounts payable to eligible participants in the future cannot be determined.

PROPOSAL 4: APPROVAL OF LONG-TERM INCENTIVE PLAN

Introduction

        We believe that providing our officers and key employees with equity (stock) based compensation and stock ownership is the best way to establish and maintain a strong link between management objectives and your long-term interests. To implement this policy, the Board of Directors previously adopted the Protective Life Corporation Long-Term Incentive Plan, most recently in 2008. You approved the 2008 version of the Long-Term Incentive Plan in that year. In April 2012, the Board amended and restated the Long-Term Incentive Plan effective to be as of May 14, 2012 if you approve it. (In this discussion, the amended and restated plan is referred to as the LTIP.)

        As described in this proposal, the Board is seeking your reapproval of the LTIP:

  •
  to increase the total number of shares authorized for issuance under the LTIP by 2,000,000,
  •
  to remove the limit on the total number of restricted stock, restricted stock unit and performance share awards ("full value awards") that may be granted under the LTIP, and
  •
  so we can continue to claim tax deductions for certain compensation payable under the LTIP.

If you do not approve the LTIP, the current plan will remain in effect until December 31, 2017, as you authorized in May 2008.

        Shares Authorized for Issuance.    As of March 16, 2012, there were 5,360,155 shares authorized for issuance under the LTIP that have not been issued. This number includes approximately 3,378,781 shares remaining available for future awards and approximately 1,981,374 shares reserved for issuance under outstanding awards.

        If you approve the LTIP, the maximum number of shares of our common stock that may be issued under the LTIP after May 14, 2012, will be increased by 2,000,000 shares. After taking into account the removal of the current limit on fair value awards and the settlement of the cash value awards in shares of stock instead of cash (as noted under "Removal of Limits on Fair Value Awards" below), there would be a total of approximately 7,360,155 shares authorized for issuance under the LTIP (including approximately 4,825,241 shares remaining available for future awards and approximately 2,534,914 shares reserved for issuance under outstanding awards).

  Outstanding Awards.

        As of March 16, 2012:

  •
  there were 1,588,454 full value awards outstanding,
  •
  there were 1,818,718 SARs outstanding, with a weighted average base price of $21.19 and a weighted average term of 7.3 years, and
  •
  there were approximately 2,825,241 awards available for future grant (assuming each award would result in the issuance of one share of stock).

(Unlike the numbers shown under "Shares Authorized for Issuance" above, the numbers of outstanding awards shown above do not reflect the expected performance level of certain outstanding performance share awards or the impact that stock withholding is expected to have on the number of shares actually issued under an award.)

        Removal of Limits on Full Value Awards.    Under the previously approved LTIP, we were authorized to grant, after May 5, 2008, restricted stock, restricted stock unit and performance share awards ("full value awards") related to 750,000 shares. Full value awards granted before May 5, 2008 were not subject to this limit.

        After the significant changes in economic and equity market conditions beginning in late 2008, we modified the types and amounts of long-term incentive awards that were granted, increasing the number of full value awards. During this time, we granted full value awards in excess of the limit on the number of shares that can be used for this purpose. We have committed that all such excess awards will be settled in cash (the "cash payable awards"). The cash payable awards are subject to liability accounting rather than fixed accounting, which is available for awards payable in shares. Under liability accounting treatment, fluctuations in the value of the cash payable awards due to changes in our stock price will be reflected in our earnings each quarter.

        The amended and restated LTIP removes the limit on the number of shares that may be issued in respect of full value awards (including the outstanding cash value awards). This change to the LTIP enhances our flexibility to decide what kinds of awards will best serve the needs of our shareholders. We believe the ability to grant full value awards that are settled in shares is essential to the effectiveness of our overall compensation program, because it aligns management interests with your interests as share owners. In addition, the flexibility to settle full value awards in shares would allow us to use fixed accounting treatment with respect to the awards, so fluctuations in the cash settlement value of full value awards would not be reflected in our earnings each quarter.

        If you approve the amended and restated LTIP, we expect that the cash payable awards would be settled by issuing about 553,540 shares (assuming that the employees' tax withholding obligations would be satisfied by retaining shares, as provided in the LTIP), instead of paying cash, and we would expect to settle future full value awards (if any) in shares of stock.

        If you do not approve the amended and restated LTIP, absent forfeitures and other settlements without the issuance of shares of stock, we will settle the cash payable awards in cash, and would not be able to grant additional full value awards that could be settled in shares.

        Tax Deduction for Performance-Based Compensation.    Code Section 162(m) of the Internal Revenue Code provides that we cannot take a tax deduction for annual compensation of over $1 million paid to certain executive officers. Code Section 162(m) does not apply to "performance-based compensation" as defined in Code Section 162(m). We have designed the LTIP to meet these Code Section 162(m) requirements with respect to performance based awards. Code Section 162(m) also provides that you must approve the LTIP at least once every 5 years. The current approval of the LTIP does not expire until May 2013; however, since we are seeking your approval for the other matters discussed above, we are also seeking your reapproval of the LTIP for Code Section 162(m) purposes as well.

Board Recommendation

        The Board of Directors unanimously recommends that you vote FOR approval of the Long-Term Incentive Plan.

Long-Term Incentive Plan

        The principal features of the amended and restated LTIP are summarized below. The description is subject to the terms of the LTIP plan document. The plan document is included as an appendix to this proxy statement.

        Administration.    The LTIP is administered by the Compensation and Management Succession Committee of our Board of Directors. The Compensation Committee will always consist of at least two directors, each of whom is an "outside director" under Code Section 162(m) and a "non-employee" director under Rule 16b-3 under the Securities Exchange Act of 1934. The Committee interprets and administers the LTIP so payments of performance based awards (such as performance shares and SARs) under the plan qualify as performance-based compensation under Code Section 162(m).

        Subject to the limits in the LTIP, the Committee has the authority to determine:

  •
  which eligible employees will be participants,
  •
  the terms, conditions and performance objectives of awards made under the LTIP, and
  •
  the amount of compensation payable to a participant if any applicable performance objectives are achieved.

        Eligibility.    The LTIP authorizes the Committee to make awards representing shares of our common stock to our officers and key employees, including the "named executives" in our proxy statement. The number of eligible participants in the LTIP varies from year to year. About 110 employees (including our named executives) received awards under the LTIP during 2011, and about 95 employees (including our named executives) have received awards in 2012.

        Shares Available.    The shares paid under the LTIP may be unissued shares or treasury shares. If there is a stock split, stock dividend or other change affecting our common stock, the number of shares that may be issued in the future and the number of shares and price under all outstanding grants will be adjusted appropriately. If shares under a grant are not issued, those shares will become available again and may be included in future grants. Payment of cash in lieu of shares (for example, for tax withholdings) generally will not be considered an issuance of shares, except for the exercise of a stock appreciation right that is exercisable solely for cash and was granted in tandem with a stock option.

        See "Shares Authorized for Issuance" above for a discussion of the number of shares that will be available for issuance if you approve the amended and restated LTIP

        Awards.    The Committee may grant the following awards under the LTIP:

  •
  performance shares,
  •
  stock options,
  •
  stock appreciation rights ("SARs"),
  •
  restricted stock, and
  •
  restricted stock units ("RSUs").

        Each type of award may be granted alone, in conjunction with, or in tandem with other awards. A participant may not be granted more than 400,000 awards in any calendar year.

        Performance Shares.    Each award of performance shares will have the multi-year performance period and performance objectives established by the Committee. It makes these decisions on or before April 1 of each year (or such other date as Code Section 162(m) requires or permits). The performance objectives shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a subsidiary, division or business unit or based on comparative performance relative to other companies:

  •
  total shareholder return,
  •
  stock price appreciation,
  •
  return on equity, assets or invested capital,
  •
  income per share,
  •
  operating earnings, net income, operating income, book value, embedded value or economic value added, including measures on a per share basis,
  •
  assets, sales or revenues, or growth in assets, sales or revenues,
  •
  efficiency or expense management (including unit cost measures),
  •
  risk management or third party ratings,
  •
  capital adequacy (including risk-based capital),
  •
  investment returns or asset quality,
  •
  premium income or earned premium,
  •
  value of new business or sales,
  •
  negotiation or completion of acquisitions, financings or similar transactions,
  •
  customer service metrics, or
  •
  for any participant other than an officer subject to Code Section 162(m), such other reasonable criteria as the Committee may determine.

        The Committee will determine whether the performance objectives of an award have been met, in whole or in part, after the end of the award's performance period. The Committee has the discretion to reduce the amount that would otherwise be payable under the terms of a performance share award.

        In general, no performance share award may become payable based on a performance period of less than 12 months. These limits shall not apply:

  •
  in the event of a participant's death, disability, retirement on or after the participant's normal retirement date or retirement prior to the participant's normal retirement date if retirement was at the request or with the consent of the participant's employer,
  •
  in the event of a change in control, or
  •
  at the discretion of the Committee, with respect to a number of performance share awards which, when aggregated with the number of shares subject to restricted stock or restricted stock unit grants made pursuant to the corresponding discretionary authority of the Committee, relate to not more than 5% of the number of shares authorized for issuance.

        If the Committee determines that the performance objectives for a participant's award have been met, the participant will be entitled to receive a payment equal to the value of one share of our common stock for each performance share earned. Payment will be made partly in shares of stock and partly in cash, with the cash portion being approximately equal to the withholding taxes applicable to the payment. If the Board terminates the LTIP, participants will receive a pro rata payment for each outstanding performance share award, based on the elapsed portion of the award's performance period and achievement of the performance objective as of the end of the year before the termination date.

        Stock Options.    The Committee may grant incentive stock options (as defined in the Internal Revenue Code) ("ISOs") and non-qualified stock options ("NQSOs"). The option price will not be less than the fair market value of our common stock on the grant date. The Committee will establish each option's term, which may not exceed 10 years from the grant date. Unless the Committee determines otherwise, options will become exercisable in 3 equal installments on each of the first 3 anniversaries of the grant date. The Committee may accelerate the exercisability of options.

        The holder of an option may exercise it by paying the option price in cash. If the Committee permits, the holder may also exercise an option by delivering other shares of common stock or by authorizing a third party to sell a portion of the common stock acquired upon option exercise and remitting the exercise price to us.

        Stock Appreciation Rights.    The Committee may grant an SAR as a separate award or in conjunction with an option grant. The Committee will determine the time or times when an SAR becomes exercisable and may accelerate the exercisability of SARs. (Unless the Committee determines otherwise, SARs will become exercisable in 3 equal installments on each of the first 3 anniversaries of the grant date.) SARs may be exercised in installments. The Committee may grant SARs that become exercisable only in the event of a change in our control and may provide that such SARs are cashed out on the basis of the change in control price, as those terms are defined in the LTIP.

        Upon exercise of an SAR, the holder will generally receive a payment equal to the excess of the fair market value of a share of our stock at the time of exercise over the price of a share of our stock at the time the SAR was granted. Payment may be made in cash, in shares, or in a combination of cash and shares, as determined by the Committee.

        Special Provisions for Options and SARs.    No participant shall be entitled to receive any dividends or dividend equivalents on any options or SARs, have any voting or any other rights of a Company stockholder, or have any other interest in or right to receive any shares of common stock in respect of any options or SARs before the time any such shares are issued upon the exercise or other settlement of the options or SARs.

        Restricted Stock.    The Committee may also award restricted stock – that is, shares of our stock that may be forfeited if the vesting criteria established by the Committee are not met. The grant will set forth a period of time (or a period related to the achievement of performance goals) during which the restricted stock will remain subject to forfeiture. A restricted stock award may not vest before the first anniversary of the grant date (unless there is a change in control). The grantee cannot dispose of the shares before the restriction period ends. During this period, the grantee will generally have all rights of a share owner, including the right to vote the shares and receive dividends.

        Restricted Stock Units.    The Committee may grant restricted stock units. An RSU grant will set forth the terms of a restriction period in the same manner as a restricted stock grant. Shares of common stock are not actually issued when a restricted stock unit award is made. Instead, we will establish an account for the participant and will record the number of RSUs in the account. The recipient's account will be credited with amounts equal to any dividends that we pay with respect to a corresponding number of shares of common stock. These "dividend equivalents" will be credited as additional RSUs. When the restriction period ends, the participant will be entitled to receive one share of common stock for each RSU with respect to which the restrictions have lapsed ("vested unit") (or, at the Committee's discretion, cash in lieu of shares of stock).

        Restricted Stock and RSU Vesting Conditions.    In general, no award of restricted stock or restricted stock units may become vested more rapidly than:

  •
  ratably over a period of 36 months of service, if the award would vest upon the passage of time and the continued performance of services, or
  •
  based on a performance period of at least 12 months, if the award would vest upon the achievement of specified performance conditions.

These vesting limits shall not apply:

  •
  in the event of a participant's death, disability, retirement on or after the participant's normal retirement date or retirement prior to the participant's normal retirement date if retirement was at the request or with the consent of the participant's employer,
  •
  in the event of a change in control, or
  •
  at the discretion of the Committee, with respect to a number of restricted stock or RSU awards which, when aggregated with the number of shares subject to performance share grants made pursuant to the corresponding discretionary authority of the Committee, relate to not more than 5% of the number of shares authorized for issuance.

        Employment Termination.    If a participant's employment is terminated by death, disability, or by retirement on or after normal retirement age or prior to normal retirement age at our request or with our consent, the participant will receive a pro-rata payment with respect to any outstanding performance shares, based on the employment period during the applicable performance period and the performance achieved as of the end of the year before the termination date.

        If a participant's employment is terminated due to:

  •
  divestiture of a business segment or a significant portion of our assets, or
  •
  significant reduction by us in our workforce, then the determination of whether any payment with respect to any unvested portion of an award will be at the Committee's discretion. If a participant's employment is terminated for any other reason, any unvested portion of a participant's performance share award will be forfeited unless the Committee determines otherwise.

        If a participant's employment terminates by reason of retirement, long-term disability or death, then any restrictions on RSUs or shares of restricted stock will lapse, and any option or SAR may thereafter be exercised in full (for 3 years in the event of retirement, and for 1 year in the event of disability or death (or, in each case, such other period as the Committee may determine)), subject to the stated term of the option or SAR. If we terminate a participant's employment for cause, all outstanding options, SARs, restricted stock and RSUs will be forfeited. If a participant's employment terminates for any reason other than retirement, disability, death or for cause, then any options and SARs will be exercisable, to the extent exercisable at the termination date, for 90 days, and any RSUs or shares of restricted stock then outstanding as to which the restriction period has not lapsed will be forfeited, unless the Committee determines otherwise.

        Change in Control.    The LTIP provides that, except as provided below, if change in control (as defined in the LTIP) occurs:

  •
  the restrictions and deferral limits applicable to outstanding restricted stock unit and restricted stock awards will lapse and the awards will become fully vested, and
  •
  all SARs and options will be cancelled in exchange for an amount (payable in common stock or cash, at the Committee's discretion) equal to the excess of the value of our common stock over the base price of the SAR or the exercise price of the option.

        Notwithstanding the foregoing, if the Committee determines that the grantee of an award will receive a new award (or have his or her prior award honored) in a manner that preserves its value and eliminates the risk that the award's value will be forfeited due to involuntary termination, no acceleration of exercisability or vesting, lapse of restriction or deferral limitations, or cash settlement will occur as a result of the change in control.

        If a change in control occurs, each participant is deemed to have earned performance shares with respect to all outstanding awards based upon performance as of the December 31 before the change in control (but never less than the number of performance shares at the target performance level with respect to each outstanding award). Each performance share so earned will be cancelled in exchange for either shares of our common stock or a cash payment in an amount equal to the greater of the value of the common stock immediately before the change in control or the value as determined in connection with the change in control (at the Committee's discretion).

        Amendment and Termination.    The Board may terminate or suspend the LTIP at any time, but the termination or suspension will not affect any outstanding awards. Unless terminated earlier by the Board, the LTIP will continue in effect until December 31, 2017, but awards granted before that date will continue in effect until they expire in accordance with their terms. The Board may also amend the LTIP, provided that share owner approval is required for any amendment that would:

  •
  increase the number of shares subject to the LTIP (except as permitted for stock splits, stock dividends, and other changes affecting our common stock),
  •
  change the exercise price at which options may be granted or the base price at which SARs may be granted,
  •
  change the definition of performance share, or
  •
  remove the LTIP's administration from the Committee.

        The Board presently intends to submit all material LTIP amendments to our share owners for approval to the extent required by Code Section 162(m). The Committee may amend the terms of any outstanding award, retroactively or prospectively, but no such amendment will adversely affect any such award without the participant's consent, and no amendment may reduce the exercise price of an outstanding option or the base price of an outstanding SAR (except as permitted for stock splits, stock dividends and other changes affecting our common stock).

New Plan Benefits

        Because the awards to individual participants may vary from year to year at the Committee's discretion and any payment of performance share awards is contingent on attaining the related performance objectives, the amounts payable to eligible participants under the LTIP for any calendar year during which the LTIP is in effect cannot be determined.

        During 2011, we awarded 105,820 performance shares and 106,400 RSUs to all current executive officers as a group (including the named executives) and we awarded 85,280 performance shares and 69,100 RSUs to all other employees as a group. Non-employee directors do not participate in the LTIP. The Summary Compensation Table (page 36), the Grants of Plan-Based Awards Table (page 40), the Outstanding Equity Awards at Fiscal Year-End Table (page 43) and the SAR Exercises and Stock Vested Table (page 46) contain information about the LTIP benefits that the named executives have received. Benefits that would be payable in certain circumstances if we had a change of control are discussed at "Potential Payments upon Change of Control" (page 52).

        The following table illustrates on an estimated basis, for each our named executive officers, all of our executive officers as a group, and all of our non-executive employees as a group:

  •
  the number of cash payable awards that were held on March 16, 2012, and
  •
  the estimated number of shares of common stock that would be issued in respect of those awards.

        We are showing you these estimates because, as indicated above, we expect that the Compensation Committee would authorize these cash payable awards to be settled in shares of our common stock if the LTIP is approved. No non-employee director holds any cash payable awards.

        The numbers in the table are estimates, because there are many variables that would affect the actual number of shares issuable, and these variables cannot be predicted with any degree of accuracy. These variables include whether the cash payable awards will become fully vested, the level at which performance shares would be earned, the extent to which dividend equivalents are credited on RSUs, and whether tax withholding is effected by retaining some of the shares issuable and the rates at which such withholding would be effected. In making these estimates, we have assumed that

  •
  all RSUs vest in full and the effect of dividend equivalents after March 16, 2012 is disregarded,
  •
  the performance shares granted in 2011 would be earned at the maximum payout level (a 200% payout), and the performance shares granted in 2012 would be earned at the target payout level (a 100% payout), and
  •
  stock withholding for taxes (federal income, state income, Social Security and Medicare) would be effected with respect to all vested RSUs and earned performance share awards, with the amount withheld equal to 35% of the value of the award.

Name and Position	Total Cash Payable Awards as of March 16, 2012	Number of Shares Estimated to be Issuable with respect to Cash Payable Awards

John D. Johns Chairman of Board, President & Chief Executive Officer (principal executive officer)	186,403	144,454
Richard J. Bielen Vice Chairman & Chief Financial Officer (principal financial officer)	43,663	34,724
Carolyn M. Johnson Executive Vice President & Chief Operating Officer	43,663	34,724
Deborah J. Long Executive Vice President, Secretary & General Counsel	22,798	18,107
Carl S. Thigpen Executive Vice President & Chief Investment Officer	34,781	27,618
Executive Group	429,245	337,905
Non-Executive Employee Group	266,625	215,635

Federal Income Tax Consequences

        The following is a brief description of the principal U.S. federal income tax consequences of LTIP awards.

Tax Consequences to Participants.

        Performance Shares.    A participant will not realize taxable income when a performance share award is made. When the performance shares are earned and paid, the participant will realize ordinary income equal to the fair market value of the shares of common stock and the amount of cash delivered.

        Incentive Stock Options.    A participant will not realize taxable income upon the grant or exercise of an ISO. If a participant does not sell the stock received upon the exercise of an ISO ("ISO shares") for at least 2 years from the grant date and within one year from the exercise date, then when the shares are sold, any gain (or loss) realized will be long-term capital gain (or loss).

        If a participant disposes of ISO shares before the holding periods described above expire, the participant will generally realize ordinary income at that time equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the share disposition) over the price paid for the ISO shares. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss. Subject to certain exceptions for disability or death, if a participant exercises an ISO more than 3 months after the termination of the participant's employment, the option will generally be taxed as a NQSO.

        Non-Qualified Stock Options.    A participant will not realize taxable income upon the grant of a NQSO. When a NQSO is exercised, the participant will generally realize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the price paid for the shares. Any further gain or loss realized by the participant will be taxed as a short-term or long-term capital gain or loss.

        Stock Appreciation Rights. A participant will not realize taxable income upon receipt of an SAR grant. When an SAR is exercised, the participant will generally realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. If the participant receives shares of common stock upon the exercise of an SAR, the post-exercise gain or loss will be treated as discussed above under Non-Qualified Stock Options.

        Restricted Stock.    Subject to the election described below, a participant will not realize taxable income upon the receipt of a restricted stock grant. When the restricted stock vests (is no longer subject to forfeiture), the participant will generally realize ordinary income equal to the fair market value of the stock at the time the stock vests, less any consideration paid for the stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale will generally begin when stock vests, and the participant's tax basis for the shares will generally equal the fair market value of the shares on that date.

        However, under Internal Revenue Code Section 83(b), a participant may elect (within 30 days of the stock grant) to realize ordinary income on the grant date equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. In this situation, the participant's holding period will begin on the grant date and the participant's tax basis will equal the fair market value of the shares on that date (determined without regard to restrictions). If a participant makes this election and shares are later forfeited, the participant will be entitled to a deduction, refund or loss for tax purposes only in an amount equal to the purchase price of the forfeited shares.

        Restricted Stock Units.    A participant will not realize taxable income when RSUs or dividend equivalents are credited to the participant's account. The participant will realize ordinary income equal to the fair market value of the shares of common stock delivered (or the amount of cash paid in lieu of such shares) when the shares and/or cash are delivered or paid.

        Tax Consequences to Us.    Generally, any time a participant recognizes ordinary taxable income as the result of the settlement of any award under the LTIP, we will be entitled to a tax deduction equal to the amount of income recognized by the participant.

Board Recommendation

        The Board of Directors unanimously recommends that you vote FOR the approval of the Long-Term Incentive Plan.

AUDIT-RELATED MATTERS

Audit Committee Report

        The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives; discussions with management and the auditors; and the experience of the Audit Committee members in business, financial and accounting matters. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. In its oversight role, the Committee relies on the work and assurances of: (1) the Company's management, which has the primary responsibility for the establishment and maintenance of systems of internal controls and for the preparation, presentation and integrity of the financial statements and other financial information included in Protective's Annual Report; and (2) the Company's independent accountants, who are responsible for planning and performing an independent audit of Protective's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        In fulfilling its oversight responsibilities, the Committee has: (1) reviewed and discussed the audited consolidated financial statements with management, who represented to the Committee that our consolidated financial statements were prepared in accordance with accounting principles and practices generally accepted in the United States; (2) discussed with the independent accountants the matters required to be discussed by PCAOB AU Section 380 (Communication with Audit Committees), including their judgment as to the quality not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosure in the financial statements; and (3) received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), discussed with the independent accountants its independence from the Company and its management and considered the compatibility of non-audit services provided by the independent accountants with auditor independence.

        The Committee discussed with the Company's internal auditors and the independent accountants the overall scope and plans for their respective audits. The Committee meets with the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also meets regularly in executive session.

        Based on the reviews and discussions referred to above and in reliance on management's representations and the independent accountants' report with respect to the financial statements, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The Committee also appointed PricewaterhouseCoopers LLP as Protective's independent accountants for the fiscal year ending December 31, 2012.

AUDIT COMMITTEE
Vanessa Leonard, Chairperson Hans H. Miller W. Michael Warren, Jr. Vanessa Wilson

Independent Accountant Fees and Services

        The following table shows the aggregate fees billed by PricewaterhouseCoopers LLP for 2011 and 2010 with respect to various services provided to Protective and its subsidiaries.

Type of Fees	2011	2010

	($ in millions)
Audit Fees	$5.1	$4.5
Audit-Related Fees	0.7	0.4
Tax Fees	0.3	0.3
All Other Fees	0.0	0.0

Total	$6.1	$5.2

        Audit Fees.    Audit Fees were for professional services rendered for the audits of our consolidated financial statements, including:

  •
  integrated audits of our consolidated financial statements and the effectiveness of internal controls over financial reporting,
  •
  audits (U.S. GAAP and statutory basis) of certain of our subsidiaries,
  •
  issuance of comfort letters and consents,
  •
  assistance with review of documents filed with the SEC and other regulatory authorities, and
  •
  expenses related to the above services.

        Audit-Related Fees.    Audit-Related Fees were for:

  •
  assurance and related services related to employee benefit plan audits,
  •
  due diligence and accounting consultations in connection with acquisitions,
  •
  attest services that are not required by statute or regulation, and
  •
  consultations concerning financial accounting and reporting standards.

        Tax Fees.    Tax Fees were for services related to:

  •
  tax compliance, including the preparation and review of tax returns and claims for refund, and
  •
  tax planning and tax advice, including assistance with tax audits and appeals, advice related to acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

        All Other Fees.    All Other Fees include fees that are appropriately not included in the Audit, Audit-Related, and Tax categories.

Pre-Approval of Independent Accountant Services

        On February 27, 2012, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP to render audit and non-audit services for us and our subsidiaries for the period ended February 2013. Its policy is to pre-approve, generally for a 12-month period, the audit, audit-related, tax and other services provided by the independent accountants to us and our subsidiaries. Under the pre-approval process, the Committee reviews and approves specific services and categories of services and the maximum aggregate fee for each service or service category. Performance of any additional services or categories of services, or of services that would result in fees in excess of the established maximum, requires the separate pre-approval of the Audit Committee or one of its members who has been delegated pre-approval authority. The Committee or its Chairman pre-approved all Audit, Audit-Related, Tax and Other services performed for us by PricewaterhouseCoopers LLP with respect to fiscal year 2011.

        In evaluating the selection of PricewaterhouseCoopers LLP as principal independent accountants for us and our subsidiaries, the Audit Committee considered whether the provision of the non-audit services described above is compatible with maintaining the independent accountants' independence. The Committee determined that such services have not affected PricewaterhouseCoopers LLP's independence. The Committee also reviewed the non-audit services performed in 2011 and determined that those services were consistent with our policy. In addition, the Audit Committee considered the non-audit professional services that PricewaterhouseCoopers LLP will likely be asked to provide for us during 2012, and the effect which performing such services might have on audit independence.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Appointment of PricewaterhouseCoopers LLP

        The Audit Committee, which is composed of independent, non-employee directors, has appointed PricewaterhouseCoopers LLP, a firm of independent public accountants, as independent accountants for Protective and its subsidiaries for 2012. This firm or its predecessor has served as our independent accountants since 1974. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions by share owners.

Board Recommendation

        The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants.

SECURITY OWNERSHIP

Beneficial Ownership

        The following table shows the number of shares of common stock and common stock equivalents beneficially owned as of March 16, 2012 (unless otherwise noted) by each current director, each of the executive officers named in the Summary Compensation Table, all current directors and executive officers of Protective as a group, and persons we believe to beneficially own 5% or more of our common stock.

Security Ownership of Certain Beneficial Owners and Management

	Amount and Nature of Beneficial Ownership (1)
				Percent of Class (1)
Name of Beneficial Owner	Sole Power (2)		Shared Power (2)

Management:
Richard J. Bielen	120,906	(3)	0	*
Robert O. Burton	22,702	(4)	0	*
Elaine L. Chao	1,875	(4)	0	*
Thomas L. Hamby	19,004	(4)	0	*
John D. Johns	421,305	(3)	4,210	*
Carolyn M. Johnson	7,733	(3)	0	*
Vanessa Leonard	11,350	(4)	0	*
Deborah J. Long	74,586	(3)	0	*
Charles D. McCrary	27,749	(4)	0	*
John J. McMahon, Jr.	57,118	(4)	77,938	*
Hans H. Miller	5,780	(4)	0	*
Malcolm Portera	35,427	(4)	0	*
C. Dowd Ritter	10,133		0	*
Jesse J. Spikes	5,459	(4)	0	*
William A. Terry	32,504	(4)	0	*
Carl S. Thigpen	52,850	(3)	0	*
W. Michael Warren, Jr.	47,664	(4)	3,357	*
Vanessa Wilson	18,267		0	*
All current directors and executive officers as a group (24 persons)	1,129,621	(3)(4)	85,505	1.48%
5% or More Beneficial Owners:
BlackRock, Inc.	4,912,075	(5)	0	6.00%
FRM LLC	5,610,788	(6)	0	6.85%
Franklin Resources	4,338,323	(7)	0	5.30%

*
less than 1%

(1)
The number of shares reported includes shares that are deemed to be beneficially owned under SEC regulations. Under these regulations, a person is generally deemed to beneficially own shares as to which such person holds or shares, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, either voting power or investment power. The total number of shares beneficially owned is subdivided, where applicable, into two categories: shares as to which voting/investment power is held solely and shares as to which voting/investment power is shared. The percentage calculation is based on the aggregate number of shares beneficially owned and on 81,931,581 shares of common stock outstanding on March 16, 2012.

(2)
This column may include shares held in the name of a spouse, minor children, or certain other relatives sharing the same home as the director or officer, or held by the director or officer (or the spouse of the director or officer) as a trustee or as a custodian for children. Unless otherwise noted below, the directors and officers disclaim beneficial ownership of these shares.

(3)
Includes the following number of shares allocated to accounts under our 401(k) and Stock Ownership Plan: Mr. Bielen – 18,415; Mr. Johns – 19,990; Ms. Johnson – 981; Ms. Long – 4,572; Mr. Thigpen – 25,301; and all current directors and executive officers as a group – 89,086.

Includes the following number of stock equivalents held under our Deferred Compensation Plan for Officers: Mr. Bielen – 72,155; Mr. Johns – 337,044; Ms. Johnson- 1,752; Ms. Long – 49,703; Mr. Thigpen – 4,218; and all current directors and executive officers as a group – 733,597. Each stock equivalent entitles the participant to receive, upon distribution, one share of common stock.

Does not include the following number of stock appreciation rights: Mr. Bielen – 203,383; Mr. Johns – 530,800; Ms. Johnson – 126,183; Ms. Long – 57,900; Mr. Thigpen – 89,717; and all current directors and executive officers as a group – 1,218,300.

Does not include the following number of unvested restricted stock units: Mr. Bielen – 70,236; Mr. Johns – 176,343; Ms. Johnson – 74,674; Ms. Long – 34,068; Mr. Thigpen – 55,915; and all current directors and executive officers as a group – 551,314.

(4)
Includes the following number of stock equivalents held under our Deferred Compensation Plan for Directors Who Are Not Employees of Protective: Mr. Burton – 5,002; Ms. Chao – 1,875; Mr. Hamby – 17,240; Ms. Leonard – 11,275; Mr. McCrary – 27,649; Mr. McMahon – 57,118; Mr. Miller – 5,780; Dr. Portera – 35,327; Mr. Spikes – 5,459; Mr. Terry – 32,004; Mr. Warren – 37,664; and all current directors and executive officers as a group – 733,597. Each stock equivalent entitles the participant to receive, upon distribution, one share of common stock.

(5)
Based on a Schedule 13G filed with the SEC on February 13, 2012. As of December 31, 2011, BlackRock, Inc., a parent holding company, may be deemed the beneficial owner of 4,912,075 shares of common stock or 5.9%; it has sole voting power of 4,912,075 shares, no shared voting power, sole investment power of 4,912,075 shares and no shared investment power. No one person's interest relates to more than 5% of the outstanding shares of common stock. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(6)
Based on a Schedule 13G filed with the SEC on February 14, 2012. As of December 31, 2011, FMR LLC, a parent holding company, may be deemed the beneficial owner of 5,610,788 shares of common stock or 6.775%; it has sole voting power of 147,320 shares, no shared voting power, sole investment power of 5,610,788 shares and no shared investment power. No one person's interest relates to more than 5% of the outstanding shares of common stock. The address of FMR LLC is 82 Devonshire Street, Boston, MA 02109.

(7)
Based on a Schedule 13G filed with the SEC on February 9, 2012. As of December 31, 2011, Franklin Resources, Inc., a parent holding company, may be deemed the beneficial owner of 4,338,323 shares of common stock or 5.20%. Franklin Advisory Services, LLC, an investment management subsidiary, has sole voting power of 4,124,823 shares, no shared voting power, sole investment power of 4,337,823 shares and no shared investment power. Fiduciary Trust Company International, an investment management subsidiary, has sole voting power of 500 shares, no shared voting power, and no investment power. No one person's interest relates to more than 5% of the outstanding shares of common stock. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906; the address of Franklin Advisory Services, LLC is One Parker Plaza, Ninth Floor, Fort Lee, NJ 07024-2938.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Our directors and executive officers are required to file reports with the SEC showing changes in their beneficial ownership of our common stock. In addition to reporting transactions such as purchases, sales, and the exercise of options or stock appreciation rights, the rules require disclosure of certain stock-based awards under our compensation arrangements for our executive officers, even if the officers cannot acquire shares of our stock under the awards until some time in the future.

        We have reviewed copies of these reports and written representations from the individuals who are required to file reports. Based on this review, we believe that the reports filed by each of our directors and executive officers in 2011 were filed in a timely manner and complied with these reporting requirements with the following exception. The Company failed to file a timely report for D. Scott Adams (an officer of the Company) with respect to a change in form of ownership.

GENERAL INFORMATION

        Electronic Delivery of Proxy Materials.    We strongly encourage you to elect to receive future proxy materials electronically in order to conserve natural resources and help us reduce printing costs and postage fees. With electronic delivery, if you are a share owner of record, you will be notified as soon as the proxy materials are available on the Internet. To sign up for electronic delivery, please follow the instructions on your proxy card to vote using the Internet and, when prompted, indicate that you agree to receive or access share owner communications electronically in future years.

        If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow your broker's instructions.

        Householding.    We have adopted the SEC-approved procedure of householding. Under this procedure, share owners who have the same address and last name and do not participate in electronic delivery will receive only one copy of our proxy materials, unless one or more of these share owners notifies us that they wish to continue receiving individual copies. Share owners who participate in householding will continue to receive separate proxy cards. This procedure will reduce our printing costs and postage fees.

        If you wish to continue to receive multiple copies of the proxy materials at the same address, you may request multiple copies by notifying us in writing or by telephone at: Investor Relations, Protective Life Corporation, P.O. Box 2606, Birmingham, Alabama 35202, telephone (205) 268-3912, fax (205) 268-5547. You may revoke your consent to householding by notifying us at least 30 days before the mailing of proxy materials in March or early April of each year. If you share an address with another share owner and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the address or telephone number given above.

        Form 10-K Reports Available.    Our Annual Report on Form 10-K is electronically available on our website (www.protective.com) and on the SEC's website (www.sec.gov). You may receive a printed copy of this document, without charge, by mailing a request to: Investor Relations, Protective Life Corporation, P.O. Box 2606, Birmingham, Alabama 35202, telephone (205) 268-3912, fax (205) 268-5547.

        Incorporation by Reference.    In our SEC filings, information is sometimes "incorporated by reference." This means that we are referring you to information that has been filed with the SEC and the information should be considered as part of the particular filing. As SEC regulations provide, the "Audit Committee Report" and the "Compensation Committee Report" contained in this proxy statement specifically are not incorporated by reference into any other SEC filings. In addition, this proxy statement contains several website addresses. These website addresses are intended to provide inactive, textual references only. The information on those websites is not part of this proxy statement.

        Share Owner Proposals and Nominations for 2013 Annual Meeting.    If a share owner wishes to have a qualified proposal considered for inclusion in next year's proxy statement, the share owner must submit the proposal in writing to our Secretary at our principal executive office so that we receive it by November 30, 2012.

        In addition, any share owner who intends to submit a proposal for consideration at our 2013 annual meeting, but not for inclusion in our proxy statement, or who intends to submit a nominee for election as a director at the meeting must notify our Secretary in writing. Under our Bylaws, the notice must be received at our principal executive office no earlier than February 10, 2013 and no later than March 12, 2013, and must satisfy specified requirements. You may receive a printed copy of our Bylaws by mailing a request to Protective Life Corporation, Corporate Secretary's Office, P.O. Box 2606, Birmingham, Alabama 35202.

        These advance notice provisions are in addition to, and separate from, the requirements that a share owner must meet in order to have a proposal included in the proxy statement under SEC rules.

APPENDIX A TO
PROTECTIVE LIFE CORPORATION
2012 PROXY STATEMENT

PROTECTIVE LIFE CORPORATION
ANNUAL INCENTIVE PLAN
(As Amended and Restated as of January 1, 2012)

1.     Purpose.

        The purpose of the Plan is to enable the Company and its Subsidiaries to attract, retain, motivate and reward qualified officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance. The Plan is designed to assure that amounts paid to certain executive officers of the Company will not fail to be deductible by the Company for federal income tax purposes because of the limitations imposed by Code Section 162(m).

2.     Definitions.

        Unless the context requires otherwise, the following terms as used in the Plan shall have the meanings ascribed to each below.

        "Board" shall mean the Board of Directors of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        "Committee" shall mean the Compensation and Management Succession Committee of the Board (or such other committee of the Board as the Board may designate from time to time) or any subcommittee thereof comprised of two or more directors, each of whom is an "outside director" within the meaning of Code Section 162(m).

        "Company" shall mean Protective Life Corporation.

        "Covered Employee" shall have the meaning set forth in Code Section 162(m).

        "Other Performance-Based Compensation" shall have the meaning set forth in Code Section 162(m).

        "Participant" shall mean each officer or key employee of the Company or a Subsidiary whom the Committee designates as a participant in the Plan.

        "Plan" shall mean the Protective Life Corporation Annual Incentive Plan, as set forth herein and as may be amended from time to time.

        "Subsidiary" shall mean (1) any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and (2) any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

3.     Administration.

        The Committee shall administer and interpret the Plan; provided that the Plan shall be interpreted so that amounts payable hereunder to any Covered Employee shall be Other Performance-Based Compensation. The Committee shall establish performance objectives in accordance with Section 4 and shall certify whether such performance objectives have been achieved. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including (without limitation) expenses for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee, or any other person involved in the administration of the Plan, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

4.     Incentive Payments.

        (a)    Performance Criteria.    On or before April 1 of each calendar year (or such other date as may be required or permitted under Code Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive an incentive payment for that year. For each Covered Employee, each performance objective shall state, in terms of an objective formula or standard, the method for computing the amount of the incentive payment payable to the Covered Employee if the objective is achieved. Any such performance objectives shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary, division or business unit or based on comparative performance relative to other companies, all as determined by the Committee: total shareholder return; stock price appreciation; operating earnings, net income, operating income, book value, embedded value or economic value added (including measures on a per share basis); return on equity, assets or invested capital; total return; assets, sales or revenues, or growth in assets, sales or revenues; efficiency or expense management (such as unit cost); risk management or third-party ratings; capital adequacy (including risk-based capital); investment returns or asset quality; premium income or earned premium; value of new business or sales; negotiation or completion of acquisitions, financings or similar transactions; customer service metrics, or, for any Participant other than a Covered Employee, such other reasonable criteria as the Committee may determine. In any event, the performance criteria for a Covered Employee shall be established in a manner to qualify the incentive payments with respect thereto as Other Performance-Based Compensation.

        (b)    Maximum Amount Payable.    If the Committee certifies that any of the performance objectives established for the relevant year under Section 4(a) has been achieved, each Participant who is employed by the Company or one of its Subsidiaries on the last day of such year shall be entitled (subject to the provisions of Sections 4(c) and 4(d)) to receive an annual incentive payment. The annual incentive payment to any Participant shall not exceed $4,000,000. Unless the Committee shall otherwise determine, if a Participant's employment terminates for any reason (including (without limitation) death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) before the last day of the year for which the incentive payment is payable, such Participant shall receive an annual incentive payment equal to the amount the Participant would have received if the Participant had remained employed through the end of the year multiplied by a fraction, the numerator of which is the number of days that elapsed during the year in which the termination occurs before and including the date of the Participant's termination of employment and the denominator of which is 365.

        (c)    Negative Discretion.    Any provision in Section 4(b) to the contrary notwithstanding, the Committee shall have the right, in its sole discretion, (1) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or any other criteria that the Committee shall deem appropriate and (2) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

        (d)    Affirmative Discretion.    Any other provision in the Plan to the contrary notwithstanding, (1) the Committee shall have the right, in its sole discretion, to pay to any Participant who is not a Covered Employee an annual incentive payment for such year in an amount up to the maximum incentive payment payable under Section 4(b), based on individual performance or any other criteria that the Committee shall deem appropriate and (2) in connection with the hiring of any person who is or becomes a Covered Employee, the Committee may provide for a minimum incentive payment in any calendar year, regardless of whether performance objectives are attained.

5.     Payment.

        Payment of any incentive payment determined under Section 4 shall be made to each Participant (subject to any valid deferral election made by the Participant) as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been achieved (or, in the case of any incentive payment payable under the provisions of Section 4(d), after the Committee determines the amount of any such payment) and, in any event and except as provided in the following sentence, no later than the March 15 immediately following the calendar year for which such incentive payment is payable. If making payment by such March 15 is administratively impracticable, the Company shall make payment as soon as reasonably practicable thereafter. The provisions of this Section 5 shall be administered so the Plan is not a plan of deferred compensation as provided in Code Section 409A.

6.     General Provisions.

        (a)    Effectiveness of the Plan.    Prior to this amendment and restatement, the Plan was approved by the stockholders at the 2007 Annual Meeting of Share Owners and became effective with respect to calendar years beginning on or after January 1, 2007. The Plan, as amended and restated herein, shall be effective with respect to calendar years beginning on or after January 1, 2012 and ending on or before December 31, 2021, unless the term hereof is extended by action of the Board.

        (b)    Amendment and Termination.    Notwithstanding Section 6(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant with respect to any calendar year that has already commenced and no such action shall be effective without approval by the stockholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as Qualified Performance-Based Compensation.

        (c)    Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments that may be made after the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made on a form or in a manner approved by or acceptable to the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the payment shall be made to such beneficiaries in equal shares, unless the Participant has designated otherwise.

        (d)    Delegation.    Except where required by Code Section 162(m), the Committee may delegate authority for establishing performance objectives and for the certification of the achievement of such objectives for Participants who are not executive officers of the Company to the Chief Executive Officer or President of the Company.

        (e)    No Right of Continued Employment.    Nothing in the Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or its Subsidiaries.

        (f)    Interpretation.    Any Plan provision to the contrary notwithstanding, the Committee shall not be entitled to exercise any discretion otherwise authorized under the Plan with respect to an award (such as the right to authorize payment of an incentive payment without regard to the achievement of the relevant performance objectives) if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such award to fail to qualify as Other Performance-Based Compensation.

        (g)    No Limitation to Corporate Action.    Nothing in the Plan shall preclude the Committee or the Board, as each or either shall deem necessary or appropriate, from authorizing the payment to the eligible employees of other compensation, including (without limitation) base salaries, awards under any other plan of the Company or its Subsidiaries (whether or not approved by stockholders), any other incentive payments or bonuses (whether or not based on the attainment of performance objectives) and retention or other special payments; provided that, if the stockholders of the Company do not approve the Plan at the 2012 Annual Meeting of Share Owners, the Plan set forth herein shall not be implemented.

        (h)    Nonalienation of Benefits.    Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under the Plan are not assignable or transferable except to (1) a corporation which acquires all or substantially all of the Company's assets or (2) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

        (i)    Withholding.    Any amount payable to a Participant or a beneficiary under the Plan shall be subject to any applicable federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required by law to deduct and withhold from such payment.

        (j)    Severability.    If any provision of the Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

        (k)    Governing Law.    The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

        (l)    Headings.    Headings are inserted in the Plan for convenience of reference only and are to be ignored in the construction of the provisions of the Plan.

APPENDIX B TO
PROTECTIVE LIFE CORPORATION
2012 PROXY STATEMENT

PROTECTIVE LIFE CORPORATION
LONG-TERM INCENTIVE PLAN
(As Amended and Restated as of May 14, 2012)

        1.    Purpose.    The purpose of the Protective Life Corporation Long-Term Incentive Plan is to further the long-term growth in profitability of Protective Life Corporation by offering long-term incentives to those key executives, officers and employees who will be largely responsible for such growth.

        2.    Definitions.

        "Award" shall mean any grant or award under the Plan.

        "Award Period" shall mean the period of calendar years fixed by the Committee with respect to all Performance Share Awards with the same Date of Grant (but no more than five years) commencing with each Date of Grant, except that the Award Period for a recently hired employee may be for such lesser period as determined by the Committee.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties as an employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or (iv) the breach by the Participant of any written covenant or agreement not to compete with the Company or any Subsidiary.

        "Change in Control" shall mean, subject to the provisions of Code Section 409A, the occurrence of one or more of the following: (i) any one person (or more than one person acting as a group (as provided in Code Section 409A)) (such person or group, an "Acquiring Person") acquires ownership of the Company's stock that, together with stock previously held by the Acquiring Person, constitutes more than 50% of the total fair market value or more than 50% of the total voting power of the Company, or (ii) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board before the date of the appointment or election, or (iii) an Acquiring Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Acquiring Person) assets from the Company that have a total gross fair market value equal to or more than 80% of the total gross fair market value of the Company's assets immediately before such acquisition or acquisitions.

        "Change in Control Price" shall mean the greater of (i) the price per share of Common Stock immediately preceding any transaction resulting in a Change in Control or (ii) the highest price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash), except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be the Fair Market Value on the date on which the cash out described in Section 10(a) occurs.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        "Committee" shall mean the Compensation and Management Succession Committee of the Board (or such other committee of the Board as the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is an "outside director" within the meaning of Code Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

        "Common Stock" shall mean the common stock, par value $0.50 per share, of the Company.

        "Company" shall mean Protective Life Corporation, a Delaware corporation.

        "Date of Grant" with respect to a Performance Share Award shall mean as of January 1 of the year in which such Award is made.

        "Disability" shall mean that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least 12 months, (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company, or (iii) has been determined to be totally disabled by the Social Security Administration.

        "Eligible Employee" shall mean any person (including any officer) employed by the Company or any Subsidiary.

        "Employment" shall mean continuous and regular salaried employment with the Company or a subsidiary, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence and any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former subsidiary of the Company.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations thereunder.

        "Executive Officer" shall mean any person who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

        "Fair Market Value" of the Common Stock shall mean (i) with respect to Performance Shares, the average of the daily closing prices for a share of the Common Stock for the twenty trading days prior to the date of payment of Performance Shares for an Award Period or an Interim Period, as the case may be, on the Composite Tape for New York Stock Exchange – Listed Stocks, or, if the Common Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed, or, if the Common Stock is not listed on any such exchange, the average of the daily closing bid quotations with respect to a share of the Common Stock for such twenty trading days on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use or (ii) with respect to other Awards, on any date, the closing price of a share of Common Stock, as reported for such day on a national exchange, or the mean between the closing bid and asked prices for a share of Common Stock on such date, as reported on a nationally recognized system of price quotation; provided that, in the event that there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported.

        "Incentive Stock Option" shall mean an Option which is intended to meet the requirements of Code Section 422.

        "Interim Period" shall mean a period of calendar years chosen by the Committee commencing with any Date of Grant, which period is less than the Award Period commencing on the Date of Grant.

        "Nonstatutory Stock Option" shall mean an Option which is not intended to be an Incentive Stock Option.

        "Normal Retirement" shall mean retirement at or after the earliest age at which the Participant may retire and receive a retirement benefit without an actuarial reduction for early commencement of benefits under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates.

        "Option" shall mean the right to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions imposed by the Plan or the Committee.

        "Participant" shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

        "Performance Share" shall mean the equivalent of one share of Common Stock granted under Section 6 which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

        "Plan" shall mean the Protective Life Corporation Long-Term Incentive Plan as set forth herein and as may be amended from time to time.

        "Restricted Period" shall mean the period during which a grant of Restricted Stock or Restricted Stock Units is subject to forfeiture.

        "Restricted Stock" shall mean any Award of Common Stock granted under Section 9 which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

        "Restricted Stock Unit" shall mean any Award of a contractual right granted under Section 9 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

        "Specified Employee" shall mean, with respect to April 1 of each calendar year (beginning April 1, 2005) and for the 12-month period thereafter, any person who met the definition of a "key employee" of the Company under Code Section 416(i) (without regard to Code Section 416(i)(5)) at any time during the preceding calendar year, all as provided in Code Section 409A.

        "Stock Appreciation Right" shall mean any Award of a contractual right granted under Section 8 to receive cash, Common Stock or a combination thereof.

        "Subsidiary" shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

        "Termination of Employment" shall mean a Participant's "separation from service" with the Company and the Subsidiaries and affiliates by which the Participant is employed, as defined in Code Section 409A (other than a separation from service as a result of death or Disability).

        3.    Administration of the Plan.

        The Plan shall be administered by the Committee which, subject to the provisions of the Plan, shall have the authority to select the Eligible Employees who are to participate in the Plan, to determine the Awards to be made to each Eligible Employee selected to participate in the Plan, and to determine the conditions subject to which Awards will become payable under the Plan.

        The Committee shall have full power to administer and interpret the Plan and to adopt such rules and regulations consistent with the terms of the Plan as the Committee deems necessary or advisable in order to carry out the provisions of the Plan. Except as otherwise provided in the Plan, the Committee's interpretation and construction of the Plan and its determination of any conditions applicable to Awards or the granting of Awards to specific Participants shall be conclusive and binding on all Participants.

        In connection with its determination as to the payment of Performance Shares, the Committee has full discretion to adjust performance criteria to recognize special or nonrecurring situations or circumstances for the Company or any other corporation or entity for any year.

        The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

        The Plan shall be unfunded. Benefits under the Plan shall be paid from the general assets of the Company.

        4.    Maximum Amount of Shares Available for Awards.

        (a)    Maximum Number of Shares.    The maximum number of shares of Common Stock that may be issued under the Plan shall be a total of 2,000,000 shares of Common Stock plus the number of shares of Common Stock subject to outstanding Awards or remaining available for issuance under the Plan as of May 14, 2012. Whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, the number of shares actually issued shall be counted against the foregoing limit. Notwithstanding the foregoing, but subject to the provisions of Section 4(c), in no event shall any Participant receive Awards in any calendar year for more than an aggregate of 400,000 Performance Shares, Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

        (b)    Shares Available for Issuance.    Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for another purpose. If any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award except in the case of the exercise of a Stock Appreciation Right granted in tandem with an Option. In addition, if any Award in respect of shares is canceled or forfeited for any reason without delivery of shares of Common Stock, the shares subject to such Award shall thereafter again be available for award pursuant to the Plan.

        (c)    Adjustment for Corporate Transactions.    If there is a change in the Common Stock as a result of a stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Awards under the Plan, (ii) the number and kinds of shares subject to outstanding Options and other Awards and (iii) the grant, exercise, base or conversion price with respect to any of the foregoing; provided that the number of shares subject to any Option or other Award shall always be a whole number. The Committee may also make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award.

        5.    Participation.    Participants in the Plan shall be selected by the Committee from those Eligible Employees who, in the judgment of the Committee, have a substantial opportunity to influence the long-term profitability of the Company.

        6.    Performance Shares.

        (a)    Performance Share Awards.

        (1)   After appropriate approval of the Plan, and thereafter from time to time, the Committee shall select Eligible Employees to receive Performance Share Awards in any year as of the Date of Grant. Any Eligible Employee may be granted more than one Performance Share Award under the Plan, but no Eligible Employee may earn, in the aggregate, more than 50% of the Performance Shares which are the subject of the Plan. An Award of Performance Shares hereunder shall not be made unless such Award is in compliance with all applicable law.

        (2)   No Participant shall be entitled to receive any dividends or dividend equivalents on Performance Shares; with respect to any Performance Shares, no Participant shall have any voting or any other rights of a Company stockholder; and no Participant shall have any interest in or right to receive any shares of Common Stock prior to the time the Committee determines the form of payment of Performance Shares pursuant to this Section 6.

        (3)   Payment of a Performance Share Award to any Participant shall be made in accordance with this Section 6 and shall be subject to such conditions for payment as the Committee may prescribe. The Committee may prescribe different conditions for different Participants. Unless the Committee otherwise determines at the time of grant of Performance Shares to an Executive Officer, the performance objectives with respect to such Award shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a division or subsidiary or based on comparative performance relative to other companies: (i) total shareholder return, (ii) stock price appreciation, (iii) operating earnings, net income, operating income, book value, embedded value or economic value added of the Company or a Subsidiary, division or business unit (including measures on a per share basis), (iv) return on equity, assets or invested capital, (v) assets, sales or revenues, or growth in assets, sales or revenues, of the Company or a Subsidiary, division or business unit, (vi) efficiency or expense management (such as unit cost), (vii) risk management or third-party ratings, (viii) capital adequacy (including risk-based capital), (ix) investment returns or asset quality, (x) premium income or earned premium, (xi) value of new business or sales, (xii) negotiation or completion of acquisitions, financings or similar transactions, (xiii) customer service metrics, and (xiv) such other reasonable criteria as the Committee may determine; provided that to the extent the Committee determines that it is necessary to qualify compensation under Code Section 162(m), the performance criteria shall be based on one or more of the criteria listed in (i) through (xiii) above. The Committee may prescribe conditions such that payment of an Award may be made with respect to a number of shares of Common Stock that is greater than the number of Performance Shares awarded. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Performance Shares to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to subsidiary or division performance or vice versa), as the Committee shall deem necessary or appropriate. In making any such adjustment, the Committee shall adjust the number of Performance Shares or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service rendered and performance attained prior to the effective date of such adjustment.

        (4)   Each Performance Share Award shall be made in writing and shall set forth the terms and conditions set by the Committee for payment of such Award including, without limitation, the length of the Award Period and whether there will be an Interim Period with respect to the Award and, if so, the length of the Interim Period. Except as provided in the immediately following sentence, no Performance Share Award may become payable based a performance period of less than 12 months. The limitations in the immediately preceding sentence shall not apply (i) in the event of a Participant's (1) death, (2) Disability, (3) retirement on or after the Participant's Normal Retirement date or (4) retirement prior to the Participant's Normal Retirement date if such retirement was at the request or with the consent of the Participant's employer, (ii) in the event of a Change in Control or (iii) at the discretion of the Committee, with respect to a number of Performance Share Awards which, when aggregated with the number of shares subject to Restricted Stock or Restricted Stock Unit grants made pursuant to the corresponding discretionary authority of the Committee under Section 9(a), relate to not more than 5% of the number of shares authorized for issuance under Section 4(a).

        (b)    Payment of Performance Share Awards.    Each Participant who is granted a Performance Share Award shall be entitled to payment of the Award as of the close of the Award Period applicable to such Award, but only if and after the

Committee has determined that the conditions for payment of the Award set by the Committee have been satisfied. At the time of grant of each Performance Share Award, the Committee shall decide whether there will be an Interim Period. If the Committee determines that there shall be an Interim Period for the Award to any Participant, each such Participant granted a Performance Share Award with an Interim Period shall be entitled to partial payment on account thereof as of the close of the Interim Period, but only if and after the Committee has determined that the conditions for partial payment of the Award set by the Committee have been satisfied. Performance Shares paid to a Participant for an Interim Period may be retained by the Participant and shall not be repaid to the Company, notwithstanding that based on the conditions set for payment at the end of the Award Period such Participant would not have been entitled to payment of some or any of the Award. Any Performance Shares paid to a Participant for the Interim Period during an Award Period shall be deducted from the Performance Shares to which such Participant is entitled at the end of the Award Period.

        Unless otherwise directed by the Committee, the Company shall make payment of Performance Share Awards as soon as reasonably practicable after the Committee determines that payment has been earned and in the calendar year after the calendar year the applicable performance period ends. Unless otherwise directed by the Committee, all payments of Performance Share Awards to Participants shall be made partly in shares of Common Stock and partly in cash, with the cash portion being approximately equal to the amount of federal, state, and local taxes which the Participant's employer is required to withhold on account of such payment. The Committee, in its discretion, may provide for payment of cash and distribution of shares of Common Stock in such other proportions as the Committee deems appropriate, except and provided that the Committee must pay in cash an amount equal to the federal, state, and local taxes which the Participant's employer is required to withhold on account of such payment. There shall be deducted from the cash portion of all Performance Share Award payments all taxes to be withheld with respect to such Awards.

        For payment of each Performance Share Award, the number of shares of Common Stock to be distributed to the Participant shall equal the Fair Market Value of the total Performance Shares determined by the Committee to have been earned by the Participant less the portion of the Award that was paid in cash, divided by the Fair Market Value of a Performance Share.

        (c)    Death or Disability.    If, prior to the close of an Award Period, a Participant has a Termination of Employment by reason of death or incurs a Disability, payment of the Participant's outstanding Performance Share Awards shall be made as soon as reasonably practicable (and within 90 days) after death or the date of the determination of Disability, and the number of Performance Shares for each Award to be paid shall be computed by (i) determining the number of Performance Shares that would have been paid if the subject Award Period had ended on the December 31 immediately preceding the date of death or the date of determination of Disability (based on the conditions set by the Committee for payment of Performance Share Awards for the subject Award Period); (ii) multiplying the number determined pursuant to clause (i) by a fraction, the numerator of which is the number of months during the subject Award Period that the Participant was an active Eligible Employee, and the denominator of which is the number of months in the Award Period; and (iii) reducing the resulting product by any Performance Shares for which payment has been made with respect to any Interim Period during such Award Period. For purposes of this Section 6(c), the Fair Market Value of the Common Stock shall be based on the twenty trading days immediately preceding the date of death or the date of the determination of Disability. Except as provided in Section 6(g), payments for Awards awarded in the year in which the Participant has a Termination of Employment by reason of death or incurs a Disability shall be paid at the same percentage as an Award awarded in the year immediately preceding the year of death or Disability.

        (d)    Retirement Prior to Close of Award Period.    Unless otherwise determined by the Committee and subject to the provisions of the Plan (including Section 11(b)), if, prior to the close of an Award Period, a Participant has a Termination of Employment by reason of retirement on or after the Participant's Normal Retirement date or prior to the Participant's Normal Retirement date if such retirement was at the request or with the consent of the Participant's employer, payment of the Participant's outstanding Performance Share Awards will be made as soon as reasonably practicable (and within 90 days) after such retirement and such payment shall be computed in the same manner as in Section 6(c), using the effective date of retirement in place of the date of death or the date of determination of Disability.

        (e)    Termination Under Certain Circumstances.    If, before the end of an Award Period, a Participant has a Termination of Employment by reason of (i) the divestiture by the Company of one or more of its business segments or a significant portion of the assets of a business segment, or (ii) a significant reduction by the Company in its salaried work force, the determination of whether such Participant shall receive payment of the Participant's outstanding Performance Share Awards shall be within the exclusive discretion of the Committee. Subject to the provisions of the Plan (including Section 11(b)), payment, if any, of Performance Share Awards to such Participant shall be made as soon as reasonably practicable (and within 90 days) after one of the events described in the preceding sentence of this Section 6(e) occurs and the amount of such payment shall be computed in the same manner as in Section 6(c), using the effective date that such event occurs in place of the date of death or the date of determination of Disability.

        (f)    Voluntary Termination or Discharge.    If, before the end of an Award Period, a Participant has a Termination of Employment and there is no payment due under Sections 6(c), (d) or (e) or Section 10, all of such Participant's outstanding Performance Shares shall forthwith and automatically be cancelled and all rights of the former holder of such cancelled Performance Shares in respect to such cancelled Performance Shares shall forthwith terminate, unless the Committee determines otherwise (and subject to such terms and conditions as the Committee shall determine).

        (g)    Interpretation.    Except as otherwise provided in this Section 6(g), any Plan provision to the contrary notwithstanding, if any Award of Performance Shares is intended, at the time of grant, to be "performance-based compensation" within the meaning of Code Section 162(m)(4)(C), to the extent required to so qualify any Award hereunder, (i) the Committee shall not be entitled to exercise any discretion otherwise authorized under the Plan with respect to such Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as performance-based compensation and (ii) subject to Section 11(b), if an Executive Officer has a Termination of Employment by reason of retirement on or after the Participant's Normal Retirement date or prior to the Participant's Normal Retirement date if such retirement was at the request of the Executive Officer's employer, the payment, if any, with respect to any Performance Shares awarded since the December 31 immediately preceding the date of Termination of Employment shall be made as soon as reasonably practicable after the end of the year in which such Termination of Employment occurs (and in no event after the end of the following calendar year), and the number of Performance Shares to be paid shall be equal to that percentage, if any, of such Award that would have been earned if, based on the conditions set by the Committee for payment of Awards for the subject Award Period, the subject Award Period had ended as of December 31 of the year in which the Termination of Employment occurred, times a fraction, the numerator of which is the number of months during the subject Award Period that the Participant was an active Eligible Employee, and the denominator of which is the number of months in the Award Period.

        7.    Stock Options.

        (a)    Grant.    Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options and Nonstatutory Stock Options; provided that Incentive Stock Options may not be granted to any Participant who is not an employee of the Company or one of its Subsidiaries at the time of grant. Options shall not be exercisable after the expiration of ten years from the date of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Code Section 422.

        (b)    Option Price.    The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock at the date of grant.

        (c)    Exercise.    Each Option may be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable in three (3) equal installments on each of the first three anniversaries of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws. No shares of Common Stock shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

        (d)    Termination of Employment and Disability.    Unless the Committee shall otherwise determine at or after the date of grant (and subject to such terms and conditions as the Committee may determine), an Option shall be exercisable following the termination of a Participant's Employment only to the extent provided in this Section 7(d). If a Participant incurs a Disability or the Participant's Employment terminates due to the Participant's (i) death, (ii) retirement on or after the Participant's Normal Retirement date, or (iii) retirement prior to the Participant's Normal Retirement date if such retirement was at the request or with the consent of the Participant's employer, the Participant (or, in the event of the Participant's death or Disability during Employment or during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option held by the Participant at the time of such Disability or Employment termination, regardless of whether then exercisable, for a period of three years in the case of retirement pursuant to clause (ii) or (iii) and one year in the case of death or Disability (or such greater or lesser period as the Committee shall determine at or after the date of grant), but in no event after the date the Option otherwise expires. If a Participant's Employment is terminated for Cause (or if, after the Participant's Employment terminates, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable. If a Participant's Employment terminates for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser number of Options or such greater or lesser period as the Committee shall specify at or after the date of grant, and subject to such terms and conditions as the Committee may determine) following the date of such termination, but in no event after the date the Option otherwise expires.

        (e)    No Right to Dividends.    No Participant shall be entitled to receive any dividends or dividend equivalents on any Option, or have any voting or any other rights of a Company stockholder or have any other interest in or right to receive any shares of Common Stock in respect of any Option prior to the time any such shares are issued upon the exercise or other settlement of such Option.

        8.    Stock Appreciation Rights.

        (a)    Grant of Stock Appreciation Rights.    Subject to the provisions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. The Committee shall establish the base price at the time any Stock Appreciation Rights are granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock at the date of grant. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time the Option is granted or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from the date of grant.

        (b)    Exercise of Stock Appreciation Rights.    A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a Change in Control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that unless otherwise specified by the Committee at or after the date of grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at the same time or times as the related Option is exercisable. Unless the Committee shall establish a different exercise schedule at or after the date of grant, each Stock Appreciation Right shall become exercisable in three (3) equal installments on each of the first three anniversaries of the date of grant.

        (c)    Termination of Employment and Disability.    Unless the Committee shall otherwise determine at or after the date of grant (and subject to such terms and conditions as the Committee may determine), a Stock Appreciation Right shall be exercisable following the termination of a Participant's Employment only to the extent provided in this Section 8(c). If a Participant incurs a Disability or the Participant's Employment terminates due to the Participant's (i) death, (ii) retirement on or after the Participant's Normal Retirement date, or (iii) retirement prior to the Participant's Normal Retirement date if such retirement was at the request or with the consent of the Participant's employer, the Participant (or, in the event of the Participant's death or Disability during Employment or during the period during which a Stock Appreciation Right is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Stock Appreciation Right held by the Participant at the time of such Disability or Employment termination, regardless of whether then exercisable, for a period of three years in the case of retirement pursuant to clause (ii) or (iii) and one year in the case of death or Disability (or such greater or lesser period as the Committee shall determine at or after the date of grant), but in no event after the date the Stock Appreciation Right otherwise expires. If a Participant's Employment is terminated for Cause (or if, after the Participant's Employment terminates, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Stock Appreciation Rights held by the Participant shall immediately terminate, regardless of whether then exercisable. If a Participant's Employment terminates for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which a Stock Appreciation Right is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Stock Appreciation Right which was exercisable at the time of such termination for 90 days (or such greater or lesser number of Stock Appreciation Rights or such greater or lesser period as the Committee shall specify at or after the date of grant, and subject to such terms and conditions as the Committee may determine) following the date of such termination, but in no event after the date the Stock Appreciation Right otherwise expires.

        (d)    No Right to Dividends.    No Participant shall be entitled to receive any dividends or dividend equivalents on any Stock Appreciation Rights, or have any voting or any other rights of a Company stockholder or have any other interest in or right to receive any shares of Common Stock in respect of any Stock Appreciation Rights prior to the time any such shares are issued upon the exercise or other settlement of such Stock Appreciation Rights.

        9.    Restricted Stock and Restricted Stock Units.

        (a)    Grant of Restricted Stock or Restricted Stock Units.    Subject to the provisions of the Plan, the Committee may grant Awards of Restricted Stock or Restricted Stock Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Except as provided in the immediately following sentence, no Award of Restricted Stock or Restricted Stock Units may become vested more rapidly than (i) ratably over a period of 36 months of service, if such award would vest upon the passage of time and the continued performance of services or (ii) based a performance period of 12 months, if such award would vest upon the achievement of specified performance conditions. The limitations in the immediately preceding sentence shall not apply (i) in the event of a Participant's (1) death, (2) Disability, (3) retirement on or after the Participant's Normal Retirement date or (4) retirement prior to the Participant's Normal Retirement date if such retirement was at the request or with the consent of the Participant's employer, (ii) in the event of a Change in Control or (iii) at the discretion of the Committee, with respect to awards of Restricted Stock or Restricted Stock Units which, when aggregated with the number of shares related to Performance Share Awards granted pursuant to the corresponding discretionary authority of the Committee under Section 6(a)(4), relate to not more than 5% of the number of shares authorized for issuance under Section 4(a). Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any shares of Restricted Stock so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the shares of Common Stock covered by such Award.

        (b)    Termination of Employment and Disability.    Unless the Committee otherwise determines at or after the date of grant (and subject to such terms and conditions as the Committee may determine), the rights of a Participant with respect to an award of Restricted Stock or Restricted Stock Units outstanding at the time of the Participant's Termination of Employment or Disability shall be determined under this Section 9(b). If a Participant incurs a Disability or has a Termination of Employment due to the Participant's (i) death, (ii) retirement on or after the Participant's Normal Retirement date, or (iii) retirement prior to the Participant's Normal Retirement date if such retirement was at the request or with the consent of the Participant's employer, any restrictions on an Award of Restricted Stock or Restricted Stock Units shall lapse. Unless the Committee otherwise determines, any portion of any Restricted Stock or Restricted Stock Unit Award as to which the Restricted Period has not lapsed at the date of a Participant's Termination of Employment for any reason not described in the preceding sentence shall be forfeited as of such date.

        (c)    Delivery of Shares.    Subject to the provisions of the Plan (including Section 11(b)), upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Stock or Restricted Stock Units shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required to be made by the Participant upon the delivery of such shares of Common Stock, except as otherwise provided in Section 11(a). Payment for Restricted Stock shall be made by the Company in shares of Common Stock. Payment for Restricted Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

        (d)    Restricted Period; Restrictions on Transferability during Restricted Period.    The Restricted Period applicable to any Restricted Stock or Restricted Stock Unit Award shall be determined by the Committee at or after the date of grant. Unless otherwise determined by the Committee at or after the date of grant, when any such Restricted Period shall lapse, the shares of Common Stock related to such Award shall become freely transferable. Restricted Stock or Restricted Stock Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Subject to the provisions of the Plan (including Section 11(b)), at the expiration of the Restricted Period with respect to any award of Restricted Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. At or after the date of grant, the Committee may accelerate the vesting of any Award of Restricted Stock or Restricted Stock Units or waive any conditions to the vesting of any such Award.

        (e)    Rights as a Stockholder; Dividend Equivalents.    Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to such shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Stock Units, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of shares of Common Stock ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Restricted Stock Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

        10.    Change in Control.

        (a)    Accelerated Vesting and Payment.    Subject to the provisions of Section 10(b), in the event of a Change in Control, each Option and Stock Appreciation Right shall promptly be canceled in exchange for a payment in shares of Common Stock or in cash (at the discretion of the Committee) of an amount equal to the excess of the Fair Market Value of a share of Common Stock over the exercise price for such Option or the base price for such Stock Appreciation Right, whichever is applicable; and the Restricted Period applicable to all shares of Restricted Stock or Restricted Stock Units shall expire and all such shares shall become nonforfeitable and immediately transferable.

        (b)    Alternative Awards.    Notwithstanding the provisions of Section 10(a), no cancellation, acceleration of exercisability, vesting, issuance of shares, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or class of Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

            (i)  be based on stock which is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

           (ii)  provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii)  have substantially equivalent economic value to such Award (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

          (iv)  have terms and conditions which provide that if the Participant's employment is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

        For this purpose, a constructive termination shall mean a termination of employment by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.

        Notwithstanding the foregoing provisions of this Section 10(b), any Restricted Stock Units that are deferred compensation subject to Code Section 409A shall not be subject to the provisions of this Section 10(b) and, upon a Change in Control, the Restricted Period of each such Restricted Stock Unit Award shall expire, all such Restricted Stock Units shall become nonforfeitable, and payment of such Restricted Stock Units shall be made within thirty (30) days after the Change in Control.

        (c)   In the event of a Change in Control, each Participant shall be deemed to have earned Performance Shares with respect to each of the Participant's Performance Share Awards outstanding at the date of such Change in Control. The number of Performance Shares so earned for each Award shall be computed by determining the number of Performance Shares that would have been paid if the subject Award Period had ended on the December 31 immediately preceding the Change in Control (based on the conditions set by the Committee for payment of Performance Share Awards for the subject Award Period), provided that in no event shall the number of Performance Shares earned be less than the aggregate number of Performance Shares at the target performance level (as identified in the applicable Award letter) with respect to such Award. Performance Share Awards granted in the year of the Change in Control shall be earned at the same percentage as Awards granted in the year preceding the year of the Change in Control. Each Performance Share so earned shall, in the discretion of the Committee, either (1) be paid in shares of Common Stock or (2) be canceled in exchange for an immediate payment in cash of an amount based upon the Change in Control Price.

        11.    General Provisions.

        (a)    Withholding.    The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards under the Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Stock (including Common Stock issuable pursuant to an Award) to satisfy, in whole or in part, the amount required to be withheld.

        (b)    Delay of Distributions – Certain Key Employees.    Any Plan provision to the contrary notwithstanding and subject to Code Section 409A, to the extent required by Code Section 409A, payments to be made to a Specified Employee upon a Termination of Employment may not be made before the date that is six months after the date of the Termination of Employment (or, if earlier, the date of death of the Specified Employee).

        (c)    Awards.    Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

        (d)    Cancellation of Performance Shares.    The Committee may cancel Performance Shares granted to a Participant, provided the Participant has consented thereto in writing. In the event of any such cancellation, all rights of the former holder of such cancelled Performance Shares in respect to such cancelled Performance Shares shall immediately terminate.

        (e)    No Assignment of Interest.    Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar arrangement for the benefit of such immediate family members (collectively, the "Permitted Transferees"), an Award or interest of any Participant in the Plan shall not be assignable, either by voluntary assignment or by operation of law, and any assignment of such interest, whether voluntary or by operation of law, shall render the Award void, except that cash or shares of Common Stock payable under the Plan shall be transferable by testamentary will or by the laws of descent and distribution. All shares of Common Stock paid pursuant to the Plan are to be taken subject to an investment representation by the Participant or other recipient that any such shares are acquired for investment and not with a view to distribution and that such shares shall not be transferred or sold until registered in compliance with the Securities Act of 1933 or unless an exemption therefrom is available in the opinion of the General Counsel for the Company. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant, or, if applicable, the Permitted Transferees.

        (f)    Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form or manner approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

        (g)    Employment Rights.    An Award made under the Plan shall not confer any right on the Participant to continue in the employ of the Company or any subsidiary or limit in any way the right of the Participant's employer to terminate his or her employment at any time.

        (h)    Expenses.    The expenses of administering the Plan shall be borne by the Company.

        (i)    No Rights to Awards, No Shareholder Rights.    No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible

Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

        (j)    Construction of the Plan.    The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

        (k)    Legend.    To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

    "The shares of stock represented by this certificate are subject to the terms and conditions contained in the Protective Life Corporation Long-Term Incentive Plan and the Award Agreement, dated as of                                     , between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in the Plan or in such Award Agreement) until                                     ."

Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

        (l)    Effective Date.    The Plan is a continuation of the Company's 1997 Long-Term Incentive Compensation Plan and its Long-Term Incentive Plan as in effect prior to the date hereof. The Plan, as amended and restated herein, shall be effective as of May 14, 2012. No Awards may be granted under the Plan after December 31, 2017.

        (m)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would

            (i)  increase the number of shares of Common Stock subject to the Plan, except pursuant to Section 4(c);

           (ii)  change the exercise price at which Options may be granted, or the base price at which Stock Appreciation Rights may be granted;

          (iii)  change the definition of Performance Share; or

          (iv)  remove the administration of the Plan from the Committee.

Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

        (n)    Amendment, Cancellation and Buyout of Awards.    The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; provided, however, that (i) no outstanding Award may be revoked or altered in a manner unfavorable to the Participant without the written consent of the Participant, (ii) no outstanding Option may be altered in a manner that reduces the exercise price (except as provided in Section 4(c)), and (iii) no outstanding Stock Appreciation Right may be altered in a manner that reduces the base price (except as provided in Section 4(c)). The Committee may not (i) provide for the cancellation of an Option or Stock Appreciation Right and the replacement of such Award with another Award, or (ii) provide for the buyout or purchase of an outstanding Option or Stock Appreciation Right with an exercise price or base price that is then greater than the Fair Market Value of a share of Common Stock.

        (o)    Application of Proceeds.    The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

        (p)    Compliance with Legal and Exchange Requirements.    The Plan, the grant and exercise of Awards hereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may (i) postpone the exercise of Awards, the issuance or delivery of Common Stock under any Award or any other action under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation, (ii) require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations, and (iii) pay the Participant, in lieu of shares of Common Stock, cash in an amount based upon the Fair Market Value of a share of Common Stock as of the date shares of Common Stock would otherwise be issuable with respect to an Award. The Company shall not be obligated to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, and regulations. Any postponement of the exercise or settlement of any Award under this Section 11(p) shall not extend the term of such Award, and the Company, its officers and employees, the Board and the Committee shall have no obligation or liability to a Participant with respect to any Award (or Common Stock issuable thereunder) because of any actions taken pursuant to the provisions of this Section 11(p).

        (q)    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000137352_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Robert O. Burton 02 Thomas L. Hamby 03 John D. Johns 04 Vanessa Leonard 05 Charles D. McCrary 06 John J. McMahon, Jr. 07 Hans H. Miller 08 Malcolm Portera 09 C. Dowd Ritter 10 Jesse J. Spikes 11 William A. Terry 12 W. Michael Warren, Jr. 13 Vanessa Wilson 14 Elaine L. Chao PROTECTIVE LIFE CORPORATION LEGAL DEPT. RM. 3-4LE 2801 HIGHWAY 280 SOUTH BIRMINGHAM, AL 35223 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 Advisory vote regarding the compensation of the Company's named executive officers as disclosed in its proxy statement. 3 Approval of the Annual Incentive Plan. 4 Approval of the Long-Term Incentive Plan. 5 Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants. NOTE: In their discretion, upon such other business as may properly come before the meeting or any adjournment or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000137352_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . PROTECTIVE LIFE CORPORATION Annual Meeting of Shareholders May 14, 2012 10:00 AM This proxy is solicited by the Board of Directors The undersigned share owner(s) of Protective Life Corporation, a Delaware corporation, hereby acknowledge(s) receipt of the Proxy Statement dated April 11, 2012, and hereby appoint(s) JOHN D. JOHNS and DEBORAH J. LONG, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Share Owners of Protective Life Corporation, to be held May 14, 2012 at 10:00 A.M., Central Time, at Protective Life Corporation, 2801 Highway 280 South, Birmingham, AL 35223, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side and as further described in the Proxy Statement for such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side